UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149

Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 2/28

Date of reporting period: 08/31/17

Item 1.	Reports to Stockholders.

Semiannual Report and Shareholder Letter August 31, 2017

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

The six months ended August 31, 2017, benefited from mostly upbeat economic data, improved US corporate earnings and generally supportive monetary policies. The US job market continued to improve as the unemployment rate declined.

The US Federal Reserve (Fed), at its March meeting, increased its target range for the federal funds rate by 25 basis points to a range of 0.75%–1.00%. The Fed once again raised its target range a quarter point to 1.00%–1.25% at its June meeting. Despite low inflation, the Fed made its most recent decision amid signs of a strengthening labor market and moderately rising economic activity.

The 10-year US Treasury yield began the period at 2.36% and declined to 2.12% at period-end. Fixed income markets, as measured by the Bloomberg Barclays US Aggregate Bond Index, had a +2.74% total return for the six months ended August 31, 2017.1 Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, had a +3.79% total return for the six-month period.1

Since the end of the reporting period, the Fed has maintained its monetary policy stance. The Fed, at its September meeting, stated that although the labor market has continued to strengthen and economic activity has been rising moderately, inflation has remained low. Additionally, the Fed believes that the recent hurricanes are unlikely to materially alter the national economy over the medium term.

Franklin Tax-Free Trust’s semiannual report includes more detail about municipal bond market conditions and discussions from the portfolio managers. On our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence in us and encourage you to contact us when

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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you have questions about your Franklin Templeton tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Tax-Free Trust

Sheila Amoroso

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of August 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Municipal Bond Market Overview

The municipal bond market outperformed the US Treasury market but underperformed the US stock market during the six-month period ended August 31, 2017. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +3.79% total return for the period, while US Treasuries, as measured by the Bloomberg Barclays US Treasury Index, posted a +2.41% return.1 US equities, as represented by the Standard & Poor’s® 500 Index, delivered a +5.65% return for the reporting period.1

According to Barclays, municipal issuance year to date declined 16.4% from $301.1 billion in 2016 to $251.8 billion.2 Muni funds continued to report inflows. Flows totaled approximately $4 billion in August, bringing year-to-date inflows to $17 billion.2 According to data from Lipper, inflows can be primarily attributed to flows into long-term and national funds. Strong demand, combined with diminished bond supply, continued to lead to strong performance of the municipal asset class.

In general, the US bond market performed well in both municipals and Treasuries as a variety of factors continued to cause demand for fixed income to soar. Investor skepticism about the strength of the US economy, consistent low readings on the inflation front, a lack of persistent wage growth, concern over North Korea’s nuclear ambitions and questions about the Trump administration’s ability to pass fiscal legislation have all led to a robust investment environment for municipals and US-based fixed income in general.

The Federal Reserve (Fed) raised its target range for the federal funds rate twice during the reporting period in March and June. The target range stood at 1.00%–1.25% at period-end. The Fed also increased the discount rate by 0.25% to 1.75% in June. The Fed decided to raise interest rates at its June meeting due to the strength of the US jobs market and continued economic growth.

The Fed issued a Federal Open Market Committee statement on July 26, 2017. In it, the Fed indicated that the labor market has continued to strengthen and that economic activity has been rising moderately so far during the year. The Committee also stated that on a 12-month basis, overall inflation and the measure excluding food and energy prices have declined. The Fed went on to say that inflation on a 12-month basis is expected to remain low in the near term but to stabilize around the Committee’s 2.0% objective over the medium term. Finally, the Committee stated that for the time being, it is maintaining its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities in agency mortgage-backed securities and of rolling over maturing Treasury securities at auction. The Committee expects to begin implementing its balance sheet normalization program relatively soon, provided that the economy evolves broadly as anticipated.

Several developments affected Puerto Rico bonds over the reporting period. Please visit franklintempleton.com/ investor/products/fund-resources/puerto-rico for the latest Puerto Rico updates from Franklin Templeton.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

2. Source: Goldman Sachs Securities Division, Bloomberg.

See www.franklintempletondatasources.com for additional data provider information.

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Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy with the objective of maximizing tax-free income and capital preservation by focusing on credit selection. We seek to maintain exposure to higher coupon securities, while balancing risk and return within each Fund’s range of allowable investments. We only purchase high yield securities in our high yield fund. We do not purchase high yield securities in our investment-grade funds, however if a security is downgraded we are not required to sell it. Our security selection process includes purchasing securities that we believe are undervalued in the market and which have met our credit selection criteria. We do not use leverage or derivatives, which could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Due to the positive sloping municipal yield curve, we found value in higher quality securities in the 15–30 year maturity range, which allowed us to achieve our objective of maximizing income for our investors. Typically, in declining rate environments, our turnover declines as we maintain exposure to securities that are producing income that exceeds their replacement value in the market. However, when rates rise, our turnover increases as opportunities to purchase securities that have the potential to increase income in the portfolios become available. We believe our consistent, disciplined strategy can help our investors achieve high, tax-free income over the long term.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Franklin Arizona Tax-Free Income Fund

We are pleased to bring you Franklin Arizona Tax-Free Income Fund’s semiannual report for the period ended August 31, 2017.

Your Fund’s Goal and Main Investments

Franklin Arizona Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Arizona personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/17

Ratings	% of Total Investments

AAA	7.64%

AA	49.69%

A	16.13%

BBB	7.22%

Refunded	15.09%

Not Rated	4.23%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.78 on February 28, 2017, to $10.85 on August 31, 2017. The Fund’s Class A shares paid dividends totaling 19.06 cents per share for the reporting period.2 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.29% based on an annualization of

Distributions*

3/1/17–8/31/17

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.21	2.70	—	3.30
April	3.21	2.70	—	3.30
May	3.21	2.70	—	3.30
June	3.21	2.70	—	3.30
July	3.11	2.60	—	3.20
August	3.11	2.60	3.12	3.20
Total	19.06	16.00	3.12	19.60

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

August’s 3.11 cent per share dividend and the maximum offering price of $11.33 on August 31, 2017. An investor in the 2017 maximum combined effective federal and Arizona personal income tax bracket of 46.14% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.11% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 50.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

State Update

Arizona’s economy continued to expand during the period under review. The state’s unemployment rate fell marginally from 5.1% in February 2017 to 5.0% in August and remained higher than the 4.4% national rate.3 In the state’s housing market, which was significantly hurt by the most recent recession, home prices rose during the period, while foreclosure rates declined.

The state concluded fiscal year (FY) 2017 on June 30 with a slight budget surplus, which exceeded expectations. Collections across the state’s major revenue categories were mixed, with sales and use tax and individual income tax collections contributing to general fund revenues. The state legislature approved higher spending in FY 2018 on K-12 and higher education, the Department of Economic Security, the Department of Child Safety and Arizona Health Care Cost Containment System compared to FY 2017. Lawmakers expect sales and use taxes and individual income tax collections to contribute significantly to revenue generation. The budget also provided a modest income-tax cut for residents. The forecasted budget is structurally balanced as ongoing revenues are projected to exceed ongoing spending in FY 2018.

Arizona does not issue general obligation bonds but instead issues appropriation-backed lease debt and revenue bonds. The state had moderate debt levels, with net tax-supported debt of $696 per capita and 1.8% of personal income, compared with the national medians of $1,006 and 2.5%, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Arizona’s AA issuer credit rating with a stable outlook.5 The rating reflected S&P’s view of Arizona’s long-term creditworthiness based on ongoing improvement in the state’s economy and continued population and job growth that are outpacing the nation’s. S&P further cited Arizona’s strong financial position, low other post-employment benefits and moderate debt burden.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We believe our conservative,

Portfolio Composition

8/31/17

% of Total Investments*
Refunded**	24.6%
Utilities	16.3%
Higher Education	15.6%
Hospital & Health Care	10.0%
Tax-Supported	8.7%
Subject to Government Appropriations	7.3%
Transportation	5.2%
Housing	5.0%
Other Revenue	4.3%
General Obligation	3.0%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+2.44%	-1.93%
1-Year	-0.21%	-4.45%
5-Year	+13.95%	+1.76%
10-Year	+51.33%	+3.78%

Advisor[3]
6-Month	+2.48%	+2.48%
1-Year	-0.11%	-0.11%
5-Year	+14.48%	+2.74%
10-Year	+53.01%	+4.35%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]

A	3.29%	6.11%	1.55%	2.88%

Advisor	3.53%	6.55%	1.72%	3.19%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/17	8/1/17	2/28/17	Change
A (FTAZX)	$10.85	N/A	$10.78	+$ 0.07
C (FAZIX)	$11.03	N/A	$10.95	+$ 0.08
R6 (FAZRX)	$10.87	$10.84	N/A	+$ 0.03
Advisor (FAZZX)	$10.88	N/A	$10.81	+$ 0.07

Distributions (3/1/17–8/31/17)

Share Class	Net Investment Income

A	$0.1906

C	$0.1600

R6 (8/1/17–8/31/17)	$0.0312

Advisor	$0.1960

Total Annual Operating Expenses7

Share Class

A	0.63%

Advisor	0.53%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +49.52% and +4.49%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor class) per share on 8/31/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and Arizona personal income tax rate of 46.14%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value[1]	Ending Account Value 8/31/17	Expenses Paid During Period[2,3]	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[3]	Annualized Expense Ratio

A	$1,000	$1,024.40	$3.21	$1,022.03	$3.21	0.63%
C	$1,000	$1,022.10	$6.01	$1,019.26	$6.01	1.18%
R6	$1,000	$1,005.60	$0.40	$1,022.74	$2.50	0.49%
Advisor	$1,000	$1,024.80	$2.70	$1,022.53	$2.70	0.53%

1. For Classes A, C and Advisor, 3/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 3/1/17 for Hypothetical.

2. For Classes A, C and Advisor, 3/1/17–8/31/17. For Class R6, 8/1/17–8/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 30/365 for Actual Class R6 expenses to reflect the number of days since inception.

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Franklin Colorado Tax-Free Income Fund

This semiannual report for Franklin Colorado Tax-Free Income Fund covers the period ended August 31, 2017.

Your Fund’s Goal and Main Investments

Franklin Colorado Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/17

Ratings	% of Total Investments

AAA	1.64%

AA	50.60%

A	15.47%

BBB	12.73%

Below Investment Grade	1.88%

Refunded	16.27%

Not Rated	1.41%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, remained the same. It began the period at $11.66 on February 28, 2017, and ended at $11.66 on August 31, 2017. The Fund’s Class A shares paid dividends totaling 20.57 cents per share for the reporting period.2 The Performance Summary beginning on page 12 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.12%

Distributions*

3/1/17–8/31/17

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.62	3.07	—	3.71
April	3.52	2.97	—	3.61
May	3.52	2.97	—	3.61
June	3.37	2.83	—	3.46
July	3.37	2.83	—	3.46
August	3.17	2.63	3.18	3.26
Total	20.57	17.30	3.18	21.11

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

based on an annualization of August’s 3.17 cent per share dividend and the maximum offering price of $12.18 on August 31, 2017. An investor in the 2017 maximum combined effective federal and Colorado personal income tax bracket of 46.20% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.80% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 59.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

State Update

Colorado’s economy continued to strengthen during the six months under review. The state’s economic indicators including population, workforce, housing market stability and cost of living generally improved. Colorado supported emerging industries, such as technology, telecommunications, renewable energy and legal marijuana sales with pro-business policies and low taxes. Amid these conditions, Colorado boasted one of the lowest unemployment rates in the country during the period. The local rate fell from 2.9% in February 2017 to 2.4% at period-end, which was lower than the 4.4% national rate.3

In May 2017, the governor signed into law the budget for the 2017–2018 fiscal year. Highlights of the plan include increased spending on education, affordable housing and a homeless prevention program. Lawmakers avoided cutting education and health care funding after they determined that a property tax cut scheduled for next fiscal year will not be as deep as anticipated. In June 2017, lawmakers projected that Colorado’s revenue growth could be slow in fiscal year 2017 relative to recent fiscal years. Lawmakers attributed the slower growth to taxpayers delaying income from investment gains in anticipation of possible federal tax changes.

Colorado’s debt levels were lower than those of most states, with net tax-supported debt at $353 per capita and 0.7% of personal income, compared with the national medians of $1,006 and 2.5%, respectively.4 Independent credit rating agency Moody’s Investors Service affirmed Colorado’s issuer credit rating of Aa1 with a stable outlook.5 The rating was based on Moody’s view of the state’s strong economic performance, higher-than-average income per capita and low relative debt levels, balanced against narrow reserves, above average pension liabilities and constitutional restrictions and voter initiatives that constrain its budgeting flexibility.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed

Portfolio Composition

8/31/17

% of Total Investments*
Refunded**	18.9%
Hospital & Health Care	17.9%
Tax-Supported	16.8%
Higher Education	11.4%
Utilities	11.3%
Subject to Government Appropriations	10.4%
General Obligation	7.9%
Transportation	3.1%
Other Revenue	2.3%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

in the Municipal Bond Market Overview beginning on page 3. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

Performance Summary as of August 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.78%	-2.56%
1-Year	-0.19%	-4.45%
5-Year	+13.04%	+1.60%
10-Year	+50.01%	+3.69%

Advisor[3]
6-Month	+1.83%	+1.83%
1-Year	-0.10%	-0.10%
5-Year	+13.59%	+2.58%
10-Year	+51.22%	+4.22%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	3.12%	5.80%	1.51%	2.81%
Advisor	3.36%	6.24%	1.68%	3.12%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 13 for Performance Summary footnotes.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/17	8/1/17	2/28/17	Change
A (FRCOX)	$11.66	N/A	$11.66	$0.00
C (FCOIX)	$11.80	N/A	$11.79	+$0.01
R6 (FKTLX)	$11.66	$11.64	N/A	+$0.02
Advisor (FCOZX)	$11.66	N/A	$11.66	$0.00

Distributions (3/1/17–8/31/17)
Share Class	Net Investment Income
A	$0.2057
C	$0.1730
R6 (8/1/17–8/31/17)	$0.0318
Advisor	$0.2111

Total Annual Operating Expenses[7]

Share Class
A	0.65%
Advisor	0.55%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +44.72% and +4.65%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and Colorado personal income tax rate of 46.20%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value[1]	Ending Account Value 8/31/17	Expenses Paid During Period[2,3]	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[3]	Annualized Expense Ratio

A	$1,000	$1,017.80	$3.31	$1,021.93	$3.31	0.65%
C	$1,000	$1,015.70	$6.10	$1,019.16	$6.11	1.20%
R6	$1,000	$1,004.50	$0.42	$1,022.63	$2.60	0.51%
Advisor	$1,000	$1,018.30	$2.80	$1,022.43	$2.80	0.55%

1. For Classes A, C and Advisor, 3/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 3/1/17 for Hypothetical.

2. For Classes A, C and Advisor, 3/1/17–8/31/17. For Class R6, 8/1/17–8/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 30/365 for Actual Class R6 expenses to reflect the number of days since inception.

14	Semiannual Report	franklintempleton.com

Franklin Connecticut Tax-Free Income Fund

This semiannual report for Franklin Connecticut Tax-Free Income Fund covers the period ended August 31, 2017.

Your Fund’s Goal and Main Investments

Franklin Connecticut Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/17

Ratings	% of Total Investments
AAA	9.99%
AA	36.42%
A	36.10%
Refunded	17.49%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.42 on February 28, 2017, to $10.32 on August 31, 2017. The Fund’s Class A shares paid dividends totaling 17.76 cents per share for the reporting period.2 The Performance Summary beginning on page 17 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.09% based on an annualization of August’s 2.78 cent per share dividend and the maximum offering price of $10.78 on August 31, 2017. An investor in the 2017 maximum combined effective federal and Connecticut

Distributions*

3/1/17–8/31/17

	Dividend per Share (cents)
Month	Class A	Class C	Class R6**	Advisor Class
March	3.04	2.55	—	3.12
April	3.06	2.57	—	3.14
May	3.06	2.57	—	3.14
June	2.91	2.43	—	2.99
July	2.91	2.43	—	2.99
August	2.78	2.30	2.79	2.86
Total	17.76	14.85	2.79	18.24

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

personal income tax bracket of 47.62% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.90% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Connecticut’s economy grew moderately during the six months under review. The state remained among the nation’s wealthiest, with strong per-capita income well above national levels. For the period under review, home prices rose and

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page68.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

foreclosure rates generally declined. Connecticut’s unemployment rate slightly rose from 4.7% in February 2017 to 4.8% at period-end, which was higher than the 4.4% national rate.3

During the state’s fiscal year (FY) 2017, lawmakers anticipated weaker-than-projected revenue growth. Lower income and sales tax collections led to lower-than-expected general fund revenues. However, the state is expecting to close the FY 2017 with a small budget surplus, largely aided by volatile revenue, including inheritance and estate taxes, and program cuts. In May, the governor proposed a revised biennium budget for FY 2018–2019, which included spending cuts and various revenue enhancement measures. Connecticut has not enacted the biennium budget for FY 2018–2019. In the absence of an enacted budget, the governor signed an executive order taking over the state’s spending authority.

Connecticut’s debt levels remained among the nation’s highest, with net tax-supported debt at 9.7% of personal income and $6,505 per capita, compared with the national medians of 2.5% and $1,006, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) downgraded its rating on Connecticut’s general obligation bonds from AA- to A+, with a stable outlook.5 The revision to the rating reflected S&P’s view of the state economic weakness that has resulted in successive downward revenue adjustments during a period of national economic growth. According to S&P, the size of the budget gap would create continuing budget pressure, particularly if additional revenue shortfalls occur. The rating agency believes that the state would have reduced budget flexibility due to large expenditures cuts already incurred; a large and growing portion of the budget being devoted to fixed costs for debt, pension and other post-employment benefits; and lack of plans to rebuild a meaningful budget stabilization fund (BSF). The stable outlook reflected S&P’s expectation that the state will continue to face significant budget pressure because of weak economic and revenue growth, high fixed costs, and an inability to rebuild a material BSF even in a period of national economic growth.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Portfolio Composition

8/31/17

% of Total Investments*
Higher Education	27.1%
Hospital & Health Care	22.9%
Refunded**	19.0%
Utilities	17.3%
General Obligation	8.4%
Transportation	4.4%
Housing	0.7%
Other Revenue	0.2%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Performance Summary as of August 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]
A
6-Month	+0.76%	-3.50%
1-Year	-1.79%	-5.94%
5-Year	+7.15%	+0.51%
10-Year	+40.69%	+3.02%
Advisor[3]
6-Month	+0.71%	+0.71%
1-Year	-1.70%	-1.70%
5-Year	+7.59%	+1.47%
10-Year	+41.71%	+3.55%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	3.09%	5.90%	1.32%	2.52%
Advisor	3.33%	6.36%	1.49%	2.84%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 18 for Performance Summary footnotes.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/17	8/1/17	2/28/17	Change
A (FXCTX)	$10.32	N/A	$10.42	-$0.10
C (FCTIX)	$10.40	N/A	$10.50	-$0.10
R6 (FCTQX)	$10.31	$10.30	N/A	+$0.01
Advisor (FCNZX)	$10.31	N/A	$10.42	-$0.11

Distributions (3/1/17–8/31/17)

Share Class	Net Investment Income

A	$0.1776

C	$0.1485

R6 (8/1/17–8/31/17)	$0.0279

Advisor	$0.1824

Total Annual Operating Expenses7

Share Class

A	0.71%

Advisor	0.61%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +34.98% and +3.76%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and Connecticut personal income tax rate of 47.62%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value[1]	Ending Account Value 8/31/17	Expenses Paid During Period[2,3]	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[3]	Annualized Expense Ratio

A	$1,000	$1,007.60	$3.64	$1,021.58	$3.67	0.72%
C	$1,000	$1,004.70	$6.42	$1,018.80	$6.46	1.27%
R6	$1,000	$1,003.70	$0.47	$1,022.33	$2.91	0.57%
Advisor	$1,000	$1,007.10	$3.14	$1,022.08	$3.16	0.62%

1. For Classes A, C and Advisor, 3/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 3/1/17 for Hypothetical.

2. For Classes A, C and Advisor, 3/1/17–8/31/17. For Class R6, 8/1/17–8/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 30/365 for Actual Class R6 expenses to reflect the number of days since inception.

franklintempleton.com	Semiannual Report	19

Franklin Michigan Tax-Free Income Fund

This semiannual report for Franklin Michigan Tax-Free Income Fund covers the period ended August 31, 2017.

Your Fund’s Goal and Main Investments

Franklin Michigan Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/17

Ratings	% of Total Investments
AAA	7.24%
AA	57.68%
A	16.36%
Below Investment Grade	0.63%
Refunded	18.09%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, remained the same. It began the period at $11.52 on February 28, 2017, and ended at $11.52 on August 31, 2017. The Fund’s Class A shares paid dividends totaling 18.90 cents per share for the reporting period.2 The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.05% based on an annualization of August’s 3.06 cent per share dividend and the maximum offering price of $12.03 on August 31, 2017. An investor in the 2017 maximum combined

Distributions*

3/1/17–8/31/17

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.24	2.70	—	3.33
April	3.24	2.70	—	3.33
May	3.24	2.70	—	3.33
June	3.06	2.52	—	3.15
July	3.06	2.52	—	3.15
August	3.06	2.52	3.08	3.15
Total	18.90	15.66	3.08	19.44

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

effective federal and Michigan personal income tax bracket of 45.97% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.64% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Michigan’s economy expanded for the six months under review. Although the state’s economy was diversified, the manufacturing sector continued to serve as a major employment source. Michigan’s unemployment rate fell from

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 85.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

5.3% in February 2017 to 3.9% at period-end, which was below the 4.4% national average.3 The housing market was positive as home prices rose and the foreclosure rate declined during the review period.

Through March 2017, Michigan’s year-to-date general fund-general purpose revenues were below fiscal year (FY) 2016 levels, while school aid funding revenues were up. In May 2017, general fund-general purpose revenue estimates were revised downwards compared to the January consensus forecast, mainly due to weaker-than-expected growth in individual income and business tax collections. School aid funding revenues, however, were revised upward. The fiscal 2018 budget prioritizes sectors such as education and health and human services. The budget included increased spending on economic development, education and infrastructure. The budget also identified additional deposits to the budget stabilization fund (BSF) in FY 2018.

Michigan maintained relatively low debt levels, with net tax-supported debt at $689 per capita and 1.6% of personal income, compared with the national medians of $1,006 and 2.5%, respectively.4 Shortly after period-end, independent credit rating agency Standard & Poor’s (S&P) affirmed its AA-rating of Michigan’s general obligation bonds and upwardly revised its outlook to positive from stable.5 The rating reflected S&P’s view of state’s cyclical but growing economy, adequate BSF balance, significantly funded pension plan and other post-employment benefit (OPEB) liabilities and structural budget balance. The revised positive outlook reflected S&P’s view of Michigan’s employment and demographic indicators, and projected growth in reserve levels.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals,

Portfolio Composition

8/31/17

% of Total Investments*
General Obligation	29.9%
Hospital & Health Care	21.7%
Refunded**	21.6%
Higher Education	15.0%
Utilities	5.2%
Subject to Government Appropriations	3.9%
Transportation	2.0%
Tax-Supported	0.6%
Housing	0.1%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Michigan Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Performance Summary as of August 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+1.66%	-2.65%
1-Year	-0.71%	-4.91%
5-Year	+11.50%	+1.31%
10-Year	+42.17%	+3.13%

Advisor[3]
6-Month	+1.79%	+1.79%
1-Year	-0.61%	-0.61%
5-Year	+12.12%	+2.31%
10-Year	+43.84%	+3.70%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]

A	3.05%	5.64%	1.60%	2.96%

Advisor	3.27%	6.05%	1.77%	3.28%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 23 for Performance Summary footnotes.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/17	8/1/17	2/28/17	Change

A (FTTMX)	$11.52	N/A	$11.52	$0.00

C (FRMTX)	$11.70	N/A	$11.69	+$ 0.01

R6 (FKTNX)	$11.56	$11.53	N/A	+$ 0.03

Advisor (FMTFX)	$11.56	N/A	$11.55	+$ 0.01

Distributions (3/1/17–8/31/17)

Share Class	Net Investment Income

A	$0.1890

C	$0.1566

R6 (8/1/17–8/31/17)	$0.0308

Advisor	$0.1944

Total Annual Operating Expenses[7]

Share Class

A	0.65%

Advisor	0.55%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +39.18% and +3.67%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and Connecticut personal income tax rate of 45.97%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value[1]	Ending Account Value 8/31/17	Expenses Paid During Period[2,3]	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[3]	Annualized Expense Ratio

A	$1,000	$1,016.60	$3.30	$1,021.93	$3.31	0.65%
C	$1,000	$1,014.40	$6.09	$1,019.16	$6.11	1.20%
R6	$1,000	$1,005.30	$0.41	$1,022.68	$2.55	0.50%
Advisor	$1,000	$1,017.90	$2.80	$1,022.43	$2.80	0.55%

1. For Classes A, C and Advisor, 3/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 3/1/17 for Hypothetical.

2. For Classes A, C and Advisor, 3/1/17–8/31/17. For Class R6, 8/1/17–8/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 30/365 for Actual Class R6 expenses to reflect the number of days since inception.

24	Semiannual Report	franklintempleton.com

Franklin Minnesota Tax-Free Income Fund

We are pleased to bring you Franklin Minnesota Tax-Free Income Fund’s semiannual report for the period ended August 31, 2017.

Your Fund’s Goal and Main Investments

Franklin Minnesota Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/17

Ratings	% of Total Investments
AAA	15.55%
AA	64.40%
A	14.14%
BBB	0.15%
Refunded	5.50%
Not Rated	0.26%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.27 on February 28, 2017, to $12.41 on August 31, 2017. The Fund’s Class A shares paid dividends totaling 17.90 cents per share for the reporting period.2 The Performance Summary beginning on page 27 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.69% based on an annualization of August’s 2.90 cent per share dividend and the maximum

Dividend Distributions*

3/1/17–8/31/17

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.00	2.43	—	3.10
April	3.00	2.43	—	3.10
May	3.00	2.43	—	3.10
June	3.00	2.42	—	3.10
July	3.00	2.42	—	3.10
August	2.90	2.32	2.95	3.00
Total	17.90	14.45	2.95	18.50

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

offering price of $12.96 on August 31, 2017. An investor in the 2017 maximum combined effective federal and Minnesota personal income tax bracket of 49.35% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.31% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Minnesota’s broad-based economy expanded during the six months under review. The state’s unemployment rate declined from 4.0% in February 2017 to 3.8% at period-end, lower than

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 85.

franklintempleton.com	Semiannual Report	25

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

the 4.4% national average.3 Overall, the state’s labor force participation improved during the review period. Home prices and building permits in the state rose, while foreclosure rates remained lower than the national rate.

The state ended its fiscal year 2017 on June 30, 2017, with net general fund receipts having underperformed February 2017 revenue forecasts, largely due to lower-than-expected individual income tax receipts and higher-than-expected income tax refunds. The enacted budget for the 2018–2019 biennium included increased spending in education, health and human services, transportation and public safety. Additionally, it also included increased funding to local government and county program aid. The budget outlook for 2018–2019 worsened with a revision in July 2017, as revenue forecasts were decreased, driven by reductions in both tax and transportation bills. The projected revenues were estimated to almost cover higher spending over 2018–2019.

Minnesota’s net tax-supported debt was 2.9% of personal income and $1,480 per capita, compared with the national medians of 2.5% and $1,006, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) placed its AA+ rating on Minnesota’s general obligation debt on CreditWatch with negative implications in June.5 This reflected S&P’s view of the governor’s use of his veto authority, during approval of Minnesota’s 2018–2019 biennial budget, to reject appropriations to the Legislature that defunded the Legislature’s budgets. However, later in the month, S&P removed the state’s ratings from CreditWatch, and revised its outlook to stable from positive, as the situation illustrated a departure from what had been very strong budget management, and was not commensurate with higher rated credits.

Portfolio Composition

8/31/17

% of Total Investments*
General Obligation	27.8%
Hospital & Health Care	16.9%
Refunded**	16.2%
Utilities	16.1%
Transportation	8.1%
Higher Education	6.9%
Subject to Government Appropriations	3.9%
Housing	3.3%
Tax-Supported	0.8%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Minnesota Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government – US: Medians – Total Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+2.62%	-1.71%
1-Year	+0.57%	-3.67%
5-Year	+11.85%	+1.38%
10-Year	+48.80%	+3.60%

Advisor[3]
6-Month	+2.75%	+2.75%
1-Year	+0.75%	+0.75%
5-Year	+12.58%	+2.40%
10-Year	+50.21%	+4.15%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	2.69%	5.31%	1.23%	2.43%
Advisor	2.90%	5.73%	1.39%	2.74%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 28 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	27

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/17	8/1/17	2/28/17	Change
A (FMINX)	$12.41	N/A	$12.27	+$ 0.14
C (FMNIX)	$12.55	N/A	$12.40	+$ 0.15
R6 (FKTDX)	$12.43	$12.40	N/A	+$ 0.03
Advisor (FMNZX)	$12.43	N/A	$12.28	+$ 0.15

Distributions (3/1/17–8/31/17)

Share Class	Net Investment Income
A	$0.1790
C	$0.1445
R6 (8/1/17–8/31/17)	$0.0295
Advisor	$0.1850

Total Annual Operating Expenses7

Share Class
A	0.65%
Advisor	0.55%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +38.26% and +4.05%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and Minnesota personal income tax rate of 49.35%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

28	Semiannual Report	franklintempleton.com

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

	Beginning	Ending	Expenses	Ending	Expenses Paid During	Annualized
Share	Account	Account	Paid During	Account	Period	Expense
Class	Value[1]	Value 8/31/17	Period[2,3]	Value 8/31/17	3/1/17–8/31/17[3]	Ratio

A	$1,000	$1,026.20	$3.32	$1,021.93	$3.31	0.65%
C	$1,000	$1,023.90	$6.12	$1,019.16	$6.11	1.20%
R6	$1,000	$1,004.80	$0.40	$1,022.74	$2.50	0.49%
Advisor	$1,000	$1,027.50	$2.81	$1,022.43	$2.80	0.55%

1. For Classes A, C and Advisor, 3/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 3/1/17 for Hypothetical.

2. For Classes A, C and Advisor, 3/1/17–8/31/17. For Class R6, 8/1/17–8/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 30/365 for Actual Class R6 expenses to reflect the number of days since inception.

franklintempleton.com	Semiannual Report	29

Franklin Ohio Tax-Free Income Fund

We are pleased to bring you Franklin Ohio Tax-Free Income Fund’s semiannual report for the period ended August 31, 2017.

Your Fund’s Goal and Main Investments

Franklin Ohio Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/17

Ratings	% of Total Investments

AAA	10.91%

AA	64.38%

A	11.57%

BBB	0.53%

Refunded	12.61%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.56 on February 28, 2017, to $12.75 on August 31, 2017. The Fund’s Class A shares paid dividends totaling 19.38 cents per share for the reporting period.2 The Performance Summary beginning on page 32 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.86% based on an annualization of August’s 3.18 cent per share dividend and the maximum offering price of $13.32 on August 31, 2017. An investor in the

Dividend Distributions*

3/1/17–8/31/17

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.28	2.69	—	3.38
April	3.28	2.69	—	3.38
May	3.28	2.69	—	3.38
June	3.18	2.59	—	3.28
July	3.18	2.59	—	3.28
August	3.18	2.59	3.21	3.28
Total	19.38	15.84	3.21	19.98

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends. **Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

2017 maximum combined effective federal and Ohio personal income tax bracket of 46.42% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.34% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Ohio’s broad and diverse economy continued to expand during the period under review. The state’s housing market improved as home sales increased and home prices rose. However, population growth remained slow and while employers in the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 95.

30	Semiannual Report	franklintempleton.com

FRANKLIN OHIO TAX-FREE INCOME FUND

state have added jobs, they have been doing it at a slower pace than the U.S. economy. Ohio’s unemployment rate increased from 5.1% in February 2017 to 5.4% by period-end, which was higher than the national rate of 4.4%.3

The state ended fiscal year 2017 on June 30, 2017, with a relatively balanced budget, despite lower-than-projected income and sales tax revenues, which were offset by lower-than-expected Medicaid spending. Ohio’s enacted FY 2018–2019 biennium budget, which builds upon previously enacted tax reforms, such as providing simplification of the small-business tax filing process, reducing the number of income tax brackets, increased funding for K-12 education and support for developmental disabilities. The budget also included increased funding for higher education, health and human services and Medicaid. Ohio has a strong history of implementing budget adjustments regularly and on a timely basis.

Ohio’s net tax-supported debt was $1,087 per capita and 2.5% of personal income compared with the $1,006 and 2.5% national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Ohio’s AA+ general obligation debt rating with a stable outlook.5 The rating reflected S&P’s view of Ohio’s long history of proactive financial and budget management, including frequent and prompt budget modifications to offset decreased revenue. The rating also reflected S&P’s view of the state’s commitment to funding budget reserves, improved revenue and budget performance, renewal of the budget stabilization fund, moderate debt levels, and significant pension reform changes coupled with a steady progress in funding other postem-ployment benefits. In S&P’s view, the stable outlook reflected Ohio’s improved structural budget alignment and steady economic growth that has allowed recent contributions to its budget stabilization fund.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Ohio Tax-Free Income Fund. We believe our conservative,

Portfolio Composition

8/31/17

% of Total Investments*
General Obligation	35.0%
Refunded**	18.0%
Utilities	12.0%
Hospital & Health Care	11.7%
Higher Education	11.0%
Transportation	3.9%
Subject to Government Appropriations	3.2%
Other Revenue	3.0%
Tax-Supported	1.8%
Housing	0.4%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17

5. This does not indicate S&P’s rating of the Fund.

franklintempleton.com	Semiannual Report	31

FRANKLIN OHIO TAX-FREE INCOME FUND

Performance Summary as of August 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+3.08%	-1.32%
1-Year	+0.63%	-3.64%
5-Year	+15.57%	+2.05%
10-Year	+51.17%	+3.76%

Advisor[3]
6-Month	+3.20%	+3.20%
1-Year	+0.81%	+0.81%
5-Year	+16.22%	+3.05%
10-Year	+52.76%	+4.33%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	2.86%	5.34%	1.56%	2.91%
Advisor	3.08%	5.75%	1.73%	3.23%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 33 for Performance Summary footnotes.

32	Semiannual Report	franklintempleton.com

FRANKLIN OHIO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/17	8/1/17	2/28/17	Change
A (FTOIX)	$12.75	N/A	$12.56	+$ 0.19
C (FOITX)	$12.92	N/A	$12.72	+$ 0.20
R6 (FKTOX)	$12.76	$12.73	N/A	+$ 0.03
Advisor (FROZX)	$12.77	N/A	$12.57	+$ 0.20

Distributions (3/1/17–8/31/17)

Share Class	Net Investment Income
A	$0.1938
C	$0.1584
R6 (8/1/17–8/31/17)	$0.0321
Advisor	$0.1998

Total Annual Operating Expenses[7]
Share Class
A	0.63%
Advisor	0.53%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +48.03% and +4.37%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and Ohio personal income tax rate of

46.42%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Funds’ Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com	Semiannual Report	33

FRANKLIN OHIO TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value[1]	Ending Account Value 8/31/17	Expenses Paid During Period[2,3]	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[3]	Annualized Expense Ratio

A	$1,000	$1,030.80	$3.22	$1,022.03	$3.21	0.63%
C	$1,000	$1,028.30	$6.03	$1,019.26	$6.01	1.18%
R6	$1,000	$1,004.90	$0.40	$1,022.79	$2.45	0.48%
Advisor	$1,000	$1,032.00	$2.71	$1,022.53	$2.70	0.53%

1. For Classes A, C and Advisor, 3/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 3/1/17 for Hypothetical.

2. For Classes A, C and Advisor, 3/1/17–8/31/17. For Class R6, 8/1/17–8/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 30/365 for Actual Class R6 expenses to reflect the number of days since inception.

34	Semiannual Report	franklintempleton.com

Franklin Oregon Tax-Free Income Fund

We are pleased to bring you Franklin Oregon Tax-Free Income Fund’s semiannual report for the period ended August 31, 2017.

Your Fund’s Goal and Main Investments

Franklin Oregon Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Oregon personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*
8/31/17

Ratings	% of Total Investments

AAA	12.75%

AA	55.67%

A	13.46%

BBB	5.46%

Below Investment Grade	1.42%

Refunded	11.24%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.60 on February 28, 2017, to $11.68 on August 31, 2017. The Fund’s Class A shares paid dividends totaling 19.62 cents per share for the reporting period.2 The Performance Summary beginning on page 38 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.06% based on an annualization of

Dividend Distributions*
3/1/17–8/31/17
	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.31	2.77	—	3.40
April	3.36	2.82	—	3.45
May	3.36	2.82	—	3.45
June	3.27	2.73	—	3.36
July	3.21	2.67	—	3.30
August	3.11	2.57	3.12	3.20
Total	19.62	16.38	3.12	20.16

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

August’s 3.11 cent per share dividend and the maximum offering price of $12.20 on August 31, 2017. An investor in the 2017 maximum combined effective federal and Oregon personal income tax bracket of 49.38% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.04% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page106.

franklintempleton.com	Semiannual Report	35

FRANKLIN OREGON TAX-FREE INCOME FUND

State Update

Oregon’s economy continued to expand during the six months under review. The state’s job market grew faster than it had at the beginning of the year as the labor market continued to tighten. The labor participation rate has remained low with much of the decline due to an aging population. However, the strong economy has pulled more workers into the labor force. Oregon’s unemployment rate increased slightly from 4.0% at the beginning of the reporting period to 4.1% at period-end, slightly lower than the 4.4% national average.3 The state’s personal income growth increased along with accelerating population growth.

Portfolio Composition
8/31/17

% of Total Investments*
General Obligation	30.0%
Refunded**	23.0%
Hospital & Health Care	18.4%
Utilities	8.7%
Higher Education	8.2%
Transportation	3.7%
Other Revenue	2.5%
Housing	2.1%
Tax-Supported	2.0%
Subject to Government Appropriations	1.4%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Oregon’s largest revenue source, personal income taxes, posted strong growth, thanks to an improved labor market and wage gains. The state expects total reserves at the end of fiscal year 2017 to continue to rise from recent levels. These reserves potentially offer a fiscal cushion against revenue volatility, and Oregon’s unusually high dependence on personal income taxes. In July, the Oregon legislature adopted a 2017–2019 biennial budget that represented an increase in overall spending from the 2015–2017 biennium. The budget included increased spending in education, as well as revenue enhancement measures. In their most recent forecasts, state officials revised expectations downward for collections from personal income tax as well as corporate income tax.

Oregon’s net tax-supported debt was 4.4% of personal income and $1,842 per capita, compared with the national medians of 2.5% and $1,006, respectively.4 Independent credit rating agency, Standard & Poor’s (S&P) rated Oregon’s general obligation debt AA+ with a stable outlook.5 The rating and outlook reflected S&P’s assessment of the state’s willingness to adjust revenue and spending to correct structural imbalances that may arise, mechanisms to build up rainy day funds, strong budget reserve levels, sound financial policies and a well-funded retirement system. However, S&P cited challenges such as the state’s propensity for revenue volatility due to dependence on personal income taxes and a constitutional requirement to provide income tax rebates if certain criteria are met. Overall, S&P’s stable outlook reflected its view that Oregon’s finances were poised to remain strong and that solid reserves may mitigate potential future revenue cyclicality.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

The Fund holds a small portion of its assets in Puerto Rico bonds. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN OREGON TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN OREGON TAX-FREE INCOME FUND

Performance Summary as of August 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+2.40%	-1.91%
1-Year	-0.18%	-4.45%
5-Year	+10.86%	+1.20%
10-Year	+48.36%	+3.57%

Advisor[3]
6-Month	+2.44%	+2.44%
1-Year	-0.09%	-0.09%
5-Year	+11.39%	+2.18%
10-Year	+49.64%	+4.11%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]

A	3.06%	6.04%	1.56%	3.08%

Advisor	3.28%	6.48%	1.73%	3.42%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 39 for Performance Summary footnotes.

38	Semiannual Report	franklintempleton.com

FRANKLIN OREGON TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/17	8/1/17	2/28/17	Change

A (FRORX)	$11.68	N/A	$11.60	+$0.08

C (FORIX)	$11.86	N/A	$11.77	+$0.09

R6 (FOFRX)	$11.69	$11.66	N/A	+$0.03

Advisor (FOFZX)	$11.69	N/A	$11.61	+$0.08

Distributions (3/1/17–8/31/17)
Share Class	Net Investment Income

A	$0.1962

C	$0.1638

R6 (8/1/17–8/31/17)	$0.0312

Advisor	$0.2016

Total Annual Operating Expenses[7]

Share Class

A	0.63%

Advisor	0.53%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +40.14% and +4.24%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and Oregon personal income tax rate of 49.38%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Funds’ Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN OREGON TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value[1]	Ending Account Value 8/31/17	Expenses Paid During Period[2,3]	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[3]	Annualized Expense Ratio

A	$1,000	$1,024.00	$3.16	$1,022.08	$3.16	0.62%
C	$1,000	$1,021.70	$5.96	$1,019.31	$5.96	1.17%
R6	$1,000	$1,005.20	$0.40	$1,022.79	$2.45	0.48%
Advisor	$1,000	$1,024.40	$2.65	$1,022.58	$2.65	0.52%

1. For Classes A, C and Advisor, 3/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 3/1/17 for Hypothetical.

2. For Classes A, C and Advisor, 3/1/17–8/31/17. For Class R6, 8/1/17–8/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 30/365 for Actual Class R6 expenses to reflect the number of days since inception.

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Franklin Pennsylvania Tax-Free Income Fund

This semiannual report for Franklin Pennsylvania Tax-Free Income Fund covers the period ended August 31, 2017.

Your Fund’s Goal and Main Investments

Franklin Pennsylvania Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/17

Ratings	% of Total Investments

AAA	0.09%

AA	39.99%

A	26.96%

BBB	5.99%

Below Investment Grade	1.48%

Refunded	25.02%

Not Rated	0.47%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.12 on February 28, 2017, to $10.06 on August 31, 2017. The Fund’s Class A shares paid dividends totaling 19.30 cents per share for the reporting period.2 The Performance Summary beginning on page 43 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.48% based on an annualization of

Dividend Distributions*

3/1/17–8/31/17

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class

March	3.25	2.78	—	3.33

April	3.25	2.78	—	3.33

May	3.25	2.78	—	3.33

June	3.25	2.78	—	3.33

July	3.25	2.78	—	3.33

August	3.05	2.58	3.06	3.13
Total	19.30	16.48	3.06	19.78

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

August’s 3.05 cent per share dividend and the maximum offering price of $10.51 on August 31, 2017. An investor in the 2017 maximum combined effective federal and Pennsylvania personal income tax bracket of 45.25% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.36% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 116.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Commonwealth Update

Pennsylvania’s large and diverse economy exhibited slow growth over the past 6 months. Home sales were up slightly and prices have increased but supply has been lagging. The economy did experience a slight gain in jobs during the period and the commonwealth’s unemployment rate reached a nine-year low in March, the lowest it has been since the most recent recession. Although private employment has increased to its highest level in 2017, it still has not reached levels prior to 2007. Pennsylvania’s unemployment rate declined from 5.0% at the beginning of the reporting period to 4.9% at period-end, which was higher than the 4.4% national average.3

During the period under review, the fiscal year 2017 budget (ended June 30) experienced a shortfall in tax revenues. The 2018 fiscal year budget went into effect, which included increased spending but state lawmakers have yet to approve a revenue package that would balance the budget. The governor has supported a $2.2 billion increased revenue package proposed by the State Senate that would rely heavily on borrowing, additional taxes and expanded casino gambling. At period-end, there was an impasse as State House Representatives have disagreed and were still working to develop a package without borrowing or raising taxes. The 2018 budget proposal includes funding for key priorities such as education, pensions and an increase in funds to fight the opioid epidemic.

Pennsylvania’s debt levels were moderate and slightly above the national medians. Net tax-supported debt was 2.7% of personal income and $1,337 per capita, compared with the 2.5% and $1,006 national medians.4 Independent credit rating agency Standard & Poor’s (S&P) placed its AA- rating on Pennsylvania’s general obligation debt on CreditWatch with negative implications in July.5 The rating reflected S&P’s view that Pennsylvania has an established priority of general obligation debt service, even in absence of a budget, as well as a diverse economy and a moderate debt profile. However, failure to address long-term structural balance and resume stronger management practices could lead to a lower rating.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Portfolio Composition

8/31/17

% of Total Investments*

Refunded**	31.4%

Higher Education	18.5%

Hospital & Health Care	17.8%

Utilities	15.8%

General Obligation	8.0%

Housing	3.2%

Transportation	2.8%

Subject to Government Appropriations	2.4%

Tax-Supported	0.1%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The Fund holds a small portion of its assets in Puerto Rico bonds. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview beginning on page 3. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return	[2]

A
6-Month	+1.33%		-2.98%

1-Year	-0.41%		-4.68%

5-Year	+11.57%		+1.32%

10-Year	+48.71%		+3.60%

Advisor[3]
6-Month	+1.38%		+1.38%

1-Year	-0.32%		-0.32%

5-Year	+12.11%		+2.31%

10-Year	+49.99%		+4.14%

Share Class	Distribution Rate	[4]	Taxable Equivalent Distribution Rate	[5]	30-Day Standardized Yield	[6]	Taxable Equivalent 30-Day Standardized Yield	[5]

A	3.48%		6.36%		1.42%		2.59%

Advisor	3.73%		6.81%		1.57%		2.87%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 44 for Performance Summary footnotes.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	8/31/17	8/1/17	2/28/17	Change

A (FRPAX)	$10.06	N/A	$10.12	-$0.06

C (FRPTX)	$10.18	N/A	$10.24	-$0.06

R6 (FRPRX)	$10.07	$10.06	N/A	+$0.01

Advisor (FPFZX)	$10.07	N/A	$10.13	-$0.06

Distributions (3/1/17–8/31/17)

Share Class	Net Investment Income
A	$0.1930
C	$0.1648
R6 (8/1/17–8/31/17)	$0.0306
Advisor	$0.1978

Total Annual Operating Expenses7

Share Class
A	0.64%
Advisor	0.54%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +41.77% and +4.39%.

4. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/19/17 for the maximum combined effective federal and Pennsylvania personal income tax rate of 45.25%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

44	Semiannual Report	franklintempleton.com

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value[1]	Ending Account Value 8/31/17	Expenses Paid During Period[2,3]	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[3]	Annualized Expense Ratio

A	$1,000	$1,013.30	$3.25	$1,021.98	$3.26	0.64%
C	$1,000	$1,010.30	$6.03	$1,019.21	$6.06	1.19%
R6	$1,000	$1,004.00	$0.40	$1,022.74	$2.50	0.49%
Advisor	$1,000	$1,013.80	$2.74	$1,022.48	$2.75	0.54%

1. For Classes A, C and Advisor, 3/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 3/1/17 for Hypothetical.

2. For Classes A, C and Advisor, 3/1/17–8/31/17. For Class R6, 8/1/17–8/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 30/365 for Actual Class R6 expenses to reflect the number of days since inception.

franklintempleton.com	Semiannual Report	45

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Arizona Tax-Free Income Fund

	Six Months Ended August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.78	$11.07	$11.22	$10.80	$11.52	$11.28

Income from investment operations[b]:
Net investment income[c]	0.19	0.38	0.41	0.43	0.45	0.45
Net realized and unrealized gains (losses)	0.07	(0.29)	(0.15)	0.42	(0.73)	0.23

Total from investment operations	0.26	0.09	0.26	0.85	(0.28)	0.68

Less distributions from net investment income .	(0.19)	(0.38)	(0.41)	(0.43)	(0.44)	(0.44)

Net asset value, end of period	$10.85	$10.78	$11.07	$11.22	$10.80	$11.52

Total return[d]	2.44%	0.77%	2.39%	7.98%	(2.37)%	6.14%

Ratios to average net assets[e]
Expenses.	0.63%	0.63%	0.62%	0.62%	0.62%	0.63%
Net investment income	3.41%	3.47%	3.69%	3.93%	4.10%	3.93%

Supplemental data
Net assets, end of period (000’s)	$777,050	$769,835	$799,510	$815,973	$798,957	$982,621
Portfolio turnover rate	3.91%	13.02%	13.28%	12.31%	14.75%	6.40%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

46	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.95	$11.24	$11.39	$10.96	$11.68	$11.43

Income from investment operations[b]:
Net investment income[c]	0.16	0.33	0.35	0.38	0.39	0.39
Net realized and unrealized gains (losses)	0.08	(0.30)	(0.15)	0.42	(0.73)	0.24

Total from investment operations	0.24	0.03	0.20	0.80	(0.34)	0.63

Less distributions from net investment income .	(0.16)	(0.32)	(0.35)	(0.37)	(0.38)	(0.38)

Net asset value, end of period	$11.03	$10.95	$11.24	$11.39	$10.96	$11.68

Total return[d]	2.21%	0.19%	1.79%	7.36%	(2.87)%	5.56%

Ratios to average net assets[e]
Expenses.	1.18%	1.18%	1.17%	1.17%	1.17%	1.18%
Net investment income	2.86%	2.92%	3.14%	3.38%	3.55%	3.38%

Supplemental data
Net assets, end of period (000’s)	$114,645	$118,381	$113,370	$107,612	$100,188	$150,778
Portfolio turnover rate	3.91%	13.02%	13.28%	12.31%	14.75%	6.40%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	47

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)

Period Ended August 31, 2017 (unaudited)[a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.84

Income from investment operations[b]:
Net investment income[c]	0.03
Net realized and unrealized gains (losses)	0.03

Total from investment operations	0.06

Less distributions from net investment income	(0.03)

Net asset value, end of period	$10.87

Total return[d]	0.56%

Ratios to average net assets[e]
Expenses	0.49%
Net investment income	3.55%

Supplemental data
Net assets, end of period (000’s)	$5
Portfolio turnover rate	3.91%

aFor the period August 1, 2017 (effective date) to August 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

48	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.81	$11.10	$11.25	$10.83	$11.55	$11.30

Income from investment operations[b]:
Net investment income[c]	0.19	0.40	0.42	0.45	0.46	0.46
Net realized and unrealized gains (losses)	0.08	(0.30)	(0.15)	0.41	(0.73)	0.24

Total from investment operations	0.27	0.10	0.27	0.86	(0.27)	0.70

Less distributions from net investment income .	(0.20)	(0.39)	(0.42)	(0.44)	(0.45)	(0.45)

Net asset value, end of period	$10.88	$10.81	$11.10	$11.25	$10.83	$11.55

Total return[d]	2.48%	0.86%	2.48%	8.07%	(2.26)%	6.33%

Ratios to average net assets[e]
Expenses.	0.53%	0.53%	0.52%	0.52%	0.52%	0.53%
Net investment income	3.51%	3.57%	3.79%	4.03%	4.20%	4.03%

Supplemental data
Net assets, end of period (000’s)	$99,790	$90,707	$57,674	$48,670	$29,842	$36,297
Portfolio turnover rate	3.91%	13.02%	13.28%	12.31%	14.75%	6.40%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	49

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2017 (unaudited)

Franklin Arizona Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 97.8%
Arizona 96.5%
Arizona Board of Regents Arizona State University Revenue,
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/33	$2,200,000	$ 2,586,298
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/34	3,320,000	3,889,048
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/44	4,145,000	4,775,454
Arizona Board of Regents Arizona State University System Revenue,
Green Bond, Series B, 5.00%, 7/01/42	2,000,000	2,333,160
Polytechnic Campus Project, Series C, Pre-Refunded, 6.00%, 7/01/26	2,500,000	2,605,725
Polytechnic Campus Project, Series C, Pre-Refunded, 6.00%, 7/01/27	3,000,000	3,126,870
Polytechnic Campus Project, Series C, Pre-Refunded, 6.00%, 7/01/28	3,350,000	3,491,671
Refunding, Series B, 5.00%, 7/01/41	14,070,000	16,423,207
Series C, 5.00%, 7/01/46	10,000,000	11,598,200
Series D, 5.00%, 7/01/41	5,000,000	5,836,250
Series D, 5.00%, 7/01/46	7,000,000	8,165,430
Arizona Board of Regents Northern Arizona University System Revenue,
Pre-Refunded, 5.00%, 6/01/38	5,000,000	5,153,750
Refunding, 5.00%, 6/01/40	7,365,000	8,353,088
Refunding, 5.00%, 6/01/44	8,005,000	9,042,288
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/26	2,380,000	2,787,194
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	5,000,000	5,676,050
Arizona Board of Regents University of Arizona Revenue, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	10,150,000	11,636,264
Arizona Board of Regents University of Arizona System Revenue,
Refunding, 5.00%, 6/01/39	2,750,000	3,232,185
Series A, 5.00%, 6/01/39	8,650,000	9,262,593
Arizona Health Facilities Authority Healthcare Education Facilities Revenue, Kirksville College of Osteopathic Medicine Inc., Arizona School of Health Sciences Project, 5.125%, 1/01/30	2,250,000	2,425,545
Arizona Health Facilities Authority Hospital Revenue, Phoenix Children’s Hospital, Refunding, Series A, 5.00%, 2/01/42	8,000,000	8,455,360
Arizona Health Facilities Authority Revenue,
Banner Health, Series A, Pre-Refunded, 5.00%, 1/01/35	10,000,000	10,134,600
Banner Health, Series D, BHAC Insured, Pre-Refunded, 5.50%, 1/01/38	15,000,000	15,225,750
Banner Health, Series D, Pre-Refunded, 5.50%, 1/01/38	17,500,000	17,763,375
Catholic Healthcare West, Series B, AGMC Insured, 5.00%, 3/01/41	5,000,000	5,325,250
Catholic Healthcare West, Series B, Sub Series B-1, 5.25%, 3/01/39	10,000,000	10,954,700
Scottsdale Lincoln Hospital Project, Refunding, Series A, 5.00%, 12/01/39	15,000,000	17,004,600
Scottsdale Lincoln Hospital Project, Refunding, Series A, 5.00%, 12/01/42	9,535,000	10,799,913
Arizona IDA Education Revenue,
Academies of Math and Science Projects, Refunding, Series A, 5.00%, 7/01/42	1,045,000	1,178,896
Academies of Math and Science Projects, Refunding, Series A, 5.00%, 7/01/47	1,150,000	1,291,232
Academies of Math and Science Projects, Refunding, Series A, 5.00%, 7/01/51	1,080,000	1,203,131
Arizona School Facilities Board COP, Pre-Refunded, 5.50%, 9/01/23	10,000,000	10,458,700
Arizona Sports and Tourism Authority Senior Revenue, Multipurpose Stadium Facility Project, Refunding, Series A, 5.00%, 7/01/36	3,160,000	3,409,103
Arizona State Board of Regents COP, University of Arizona, Refunding, Series C, 5.00%, 6/01/31	7,025,000	7,975,974
Arizona State COP,
Department of Administration, Series A, AGMC Insured, 5.25%, 10/01/26	8,500,000	9,232,530
Department of Administration, Series A, AGMC Insured, 5.00%, 10/01/29	5,855,000	6,318,365
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/28	5,000,000	5,491,300
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/29	3,000,000	3,292,380

50	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Arizona State Lottery Revenue,
Series A, AGMC Insured, 5.00%, 7/01/28	$15,540,000	$ 16,916,378
Series A, AGMC Insured, 5.00%, 7/01/29	7,500,000	8,155,275
Arizona Transportation Board Highway Revenue,
Refunding, 5.00%, 7/01/31	10,000,000	11,938,500
Subordinated, Refunding, Series A, 5.00%, 7/01/38	5,750,000	6,607,095
Subordinated, Series A, Pre-Refunded, 5.00%, 7/01/36	10,000,000	11,466,800
Central Arizona Water Conservation District Water Delivery O and M Revenue,
Central Arizona Project, 5.00%, 1/01/34	1,000,000	1,176,020
Central Arizona Project, 5.00%, 1/01/36	1,000,000	1,169,510
El Mirage GO, AGMC Insured, 5.00%, 7/01/42.	2,200,000	2,479,070
Gilbert Public Facilities Municipal Property Corp. Revenue, 5.50%, 7/01/28.	10,000,000	10,828,100
Gilbert Water Resources Municipal Property Corp. Water System Development Fee and Water Utility Revenue, sub. lien, NATL Insured, Pre-Refunded, 5.00%, 10/01/29	13,500,000	13,539,690
Glendale IDA Hospital Revenue, John C. Lincoln Health Network, Pre-Refunded, 5.00%, 12/01/42	12,870,000	12,999,858
Glendale IDAR,
Midwestern University, 5.00%, 5/15/35	5,000,000	5,444,650
Midwestern University, 5.125%, 5/15/40	10,000,000	10,891,600
Midwestern University, Refunding, 5.00%, 5/15/31	3,455,000	3,955,215
Senior Living, Royal Oaks Life Care Community, Refunding, 5.00%, 5/15/39	8,500,000	9,519,320
Glendale Municipal Property Corp. Excise Tax Revenue,
Subordinate, Refunding, Series C, 5.00%, 7/01/38.	12,000,000	13,497,960
Subordinate, Refunding, Series C, AGMC Insured, 5.00%, 7/01/38	6,530,000	7,414,815
Goodyear Water and Sewer Revenue,
sub. lien, Obligations, AGMC Insured, 5.00%, 7/01/45	1,000,000	1,143,930
sub. lien, Obligations, Refunding, AGMC Insured, 5.25%, 7/01/31	1,000,000	1,133,500
sub. lien, Obligations, Refunding, AGMC Insured, 5.50%, 7/01/41	1,500,000	1,709,295
Lake Havasu Wastewater System Revenue,
senior lien, Refunding, Series B, AGMC Insured, 5.00%, 7/01/40	15,000,000	17,132,700
senior lien, Refunding, Series B, AGMC Insured, 5.00%, 7/01/43	9,155,000	10,415,552
Marana Municipal Property Corp. Municipal Facilities Revenue, Series A, Pre-Refunded, 5.00%, 7/01/28	3,000,000	3,102,420
Maricopa County Cartwright Elementary School District No. 83 GO, School Improvement, Project of 2010, Series A, AGMC Insured, 5.375%, 7/01/30	5,415,000	6,169,309
Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%, 4/01/35	12,090,000	14,727,796
Maricopa County IDA,
MFHR, Senior, National Voluntary Health Facilities II Project, Series A, AGMC Insured, ETM, 5.50%, 1/01/18	245,000	248,606
MFHR, Senior, Western Groves Apartments Project, Series A-1, AMBAC Insured, 5.30%, 12/01/22	1,060,000	1,060,466
Maricopa County IDA Education Revenue,
Greathearts Projects, Refunding, Series A, 5.00%, 7/01/37.	1,000,000	1,163,430
Greathearts Projects, Refunding, Series A, 5.00%, 7/01/52.	1,000,000	1,133,470
Reid Traditional Schools Projects, 5.00%, 7/01/36	1,120,000	1,222,491
Reid Traditional Schools Projects, 5.00%, 7/01/47	2,125,000	2,233,099
Maricopa County IDA Health Facility Revenue, Catholic Healthcare West, Refunding, Series A, 6.00%, 7/01/39	4,860,000	5,251,862
Maricopa County IDA Senior Living Facilities Revenue,
Christian Care Retirement Apartments Inc. Project, Refunding, Series A, 5.00%, 1/01/36	5,000,000	5,665,700
Christian Care Retirement Apartments Inc. Project, Refunding, Series D, 5.00%, 1/01/40	5,000,000	5,634,150
Maricopa County IDAR, Banner Health Obligation Group, Refunding, Series A, 5.00%, 1/01/38	20,000,000	23,354,200

franklintempleton.com	Semiannual Report	51

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Maricopa County PCC,
PCR, El Paso Electric Co. Palo Verde Project, Refunding, Series A, 4.50%, 8/01/42	$10,000,000	$ 10,162,300
PCR, El Paso Electric Co. Palo Verde Project, Series A, 7.25%, 2/01/40.	10,000,000	10,754,300
PCR, Public Service Co. of New Mexico Palo Verde Project, Refunding, Series A, 6.25%, 1/01/38	5,000,000	5,492,000
PCR, Southern California Edison Co., Refunding, Series B, 5.00%, 6/01/35	14,745,000	16,002,896
Maricopa County USD No. 11 Peoria GO, School Improvement, 5.00%, 7/01/31	5,100,000	5,884,890
McAllister Academic Village LLC Revenue,
Arizona State University Hassayampa Academic Village Project, Assured Guaranty, Pre-Refunded, 5.25%, 7/01/33	2,525,000	2,616,355
Arizona State University Hassayampa Academic Village Project, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38	3,825,000	3,955,585
Arizona State University Hassayampa Academic Village Project, Pre-Refunded, 5.25%, 7/01/33	5,000,000	5,180,900
Arizona State University Hassayampa Academic Village Project, Pre-Refunded, 5.00%, 7/01/38	5,000,000	5,170,700
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/33	2,000,000	2,372,600
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/35	2,500,000	2,942,050
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/36	4,140,000	4,861,395
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/38	4,515,000	5,278,622
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/39	4,150,000	4,841,307
Mohave County Union High School District No. 2 Colorado River GO, School Improvement, 5.00%, 7/01/35 .	1,000,000	1,173,620
Navajo County USD No. 6 Heber-Overgaard GO, School Improvement, Project of 2008, Assured Guaranty, Pre-Refunded, 5.50%, 7/01/28	1,045,000	1,131,735
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Series A, 5.00%, 7/01/40.	10,000,000	10,936,300
senior lien, Series A, 5.00%, 7/01/38	10,000,000	10,307,100
Phoenix Civic Improvement Corp. Distribution Revenue,
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/27	3,945,000	4,977,525
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/28	2,000,000	2,500,960
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/29	2,000,000	2,517,120
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/36	5,000,000	6,607,750
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/37	7,000,000	9,299,990
Phoenix Civic Improvement Corp. Excise Tax Revenue, Subordinate, Refunding, Series A, 5.00%, 7/01/41	10,000,000	11,527,400
Phoenix Civic Improvement Corp. Wastewater System Revenue, senior lien, Refunding, 5.50%, 7/01/24	2,500,000	2,595,525
Phoenix Civic Improvement Corp. Water System Revenue,
junior lien, 5.00%, 7/01/39	5,000,000	5,909,900
junior lien, Series A, 5.00%, 7/01/39.	10,000,000	11,639,900
junior lien, Series A, Pre-Refunded, 5.00%, 7/01/39	14,780,000	15,887,761
Phoenix IDA Education Revenue,
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/36	4,065,000	4,395,363
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/41	1,225,000	1,317,561
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/46	1,335,000	1,423,123
Facility, JMF-Higley 2012 LLC Project, 5.00%, 12/01/34	1,355,000	1,538,752
Facility, JMF-Higley 2012 LLC Project, 5.00%, 12/01/39	5,610,000	6,259,077
Phoenix IDA Student Housing Revenue,
Downtown Phoenix Student Housing LLC, Arizona State University Project, Series A, AMBAC Insured, 5.00%, 7/01/37	18,095,000	18,106,762
Downtown Phoenix Student Housing LLC, Arizona State University Project, Subordinate, Series C, AMBAC Insured, 5.00%, 7/01/37	8,735,000	8,740,241
Pima County IDA Lease Revenue,
Clark County Detention Facility Project, 5.125%, 9/01/27	8,655,000	8,825,503
Clark County Detention Facility Project, 5.00%, 9/01/39	15,000,000	15,260,700

52	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Pima County IDAR,
Senior Living Facility, Christian Care Tucson Inc. Project, Refunding, Series A, 5.00%, 12/15/32	$1,765,000	$2,013,583
Senior Living Facility, Christian Care Tucson Inc. Project, Refunding, Series A, 5.00%, 6/15/37	2,240,000	2,515,789
Senior Living Facility, Christian Care Tucson Inc. Project, Series C, 5.00%, 12/15/47	3,840,000	4,265,280
Pima County USD No. 6 Marana GO, School Improvement, Project of 2014, Series C, BAM Insured, 5.00%, 7/01/36	2,385,000	2,810,222
Pima County USD No. 20 Vail GO, School Improvement and Refunding, BAM Insured, 5.00%, 7/01/36	3,305,000	3,838,757
Pima County USD No. 30 Sahuarita GO,
School Improvement, BAM Insured, 5.00%, 7/01/33	2,665,000	3,152,642
School Improvement, BAM Insured, 5.00%, 7/01/34	2,800,000	3,296,608
Pinal County Community College District Revenue, Central Arizona College, BAM Insured, 5.00%, 7/01/34	1,065,000	1,229,830
Pinal County Electrical District No. 3 Electric System Revenue,
Pre-Refunded, 5.25%, 7/01/33	1,500,000	1,737,075
Pre-Refunded, 5.25%, 7/01/41	6,800,000	7,874,740
Refunding, 5.00%, 7/01/35	1,195,000	1,406,300
Pinal County Electrical District No. 4 Electric System Revenue,
Pre-Refunded, 6.00%, 12/01/23	525,000	558,301
Pre-Refunded, 6.00%, 12/01/28	740,000	786,938
Pre-Refunded, 6.00%, 12/01/38	1,150,000	1,222,945
Rio Nuevo Multipurpose Facilities District Excise Tax Revenue, sub. lien, Assured Guaranty, Pre-Refunded, 6.50%, 7/15/24	4,220,000	4,424,923
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
Refunding, Series A, 5.00%, 12/01/30	4,500,000	5,215,140
Refunding, Series A, 5.00%, 1/01/38	13,395,000	16,015,464
Refunding, Series A, 5.00%, 12/01/41	5,340,000	6,248,975
Salt River Project, Series A, 5.00%, 1/01/39	5,000,000	5,243,150
Salt River Project, Series A, Pre-Refunded, 5.00%, 1/01/38	7,000,000	7,094,220
Salt Verde Financial Corp. Senior Gas Revenue,
5.00%, 12/01/32	10,000,000	11,982,400
5.00%, 12/01/37	5,000,000	6,088,950
Scottsdale Municipal Property Corp. Excise Tax Revenue, Water and Sewer Improvements Project, Pre-Refunded, 5.00%, 7/01/33	10,660,000	11,864,473
Student and Academic Services LLC Lease Revenue,
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/33	1,000,000	1,134,820
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/39	1,400,000	1,572,284
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/44	3,155,000	3,533,032
Tempe Excise Tax Revenue, Series A, Pre-Refunded, 5.00%, 7/01/31	2,325,000	2,670,728
Town of Gilbert Pledged Revenue, sub. lien, Obligations, 5.00%, 7/01/45	10,000,000	11,250,800
Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31	10,000,000	10,030,300
Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation Project, Series A, AMBAC Insured, 5.00%, 7/15/32	985,000	985,591
Tucson Water System Revenue,
Pre-Refunded, 5.00%, 7/01/28	1,165,000	1,250,115
Pre-Refunded, 5.00%, 7/01/29	1,670,000	1,792,010
Pre-Refunded, 5.00%, 7/01/32	5,000,000	5,733,400
Refunding, 5.00%, 7/01/28	65,000	69,712
Refunding, 5.00%, 7/01/29	95,000	101,833
University Medical Center Corp. Hospital Revenue,
Tucson, Pre-Refunded, 5.625%, 7/01/36	5,000,000	6,138,900
Tucson, Pre-Refunded, 6.00%, 7/01/39	5,000,000	5,878,900
Tucson, Pre-Refunded, 6.50%, 7/01/39	4,750,000	5,216,165

franklintempleton.com	Semiannual Report	53

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Yavapai County IDA Hospital Revenue,
Yavapai Regional Medical Center, Refunding, 5.00%, 8/01/34	$4,250,000	$4,761,530
Yavapai Regional Medical Center, Refunding, 5.00%, 8/01/36	1,310,000	1,459,157
Yavapai Regional Medical Center, Series B, Pre-Refunded, 5.625%, 8/01/33	2,315,000	2,412,670
Yavapai Regional Medical Center, Series B, Pre-Refunded, 5.625%, 8/01/37	12,435,000	12,959,633

		956,651,114

U.S. Territories 1.3%
Guam 1.3%
Guam Power Authority Revenue,
Series A, AGMC Insured, 5.00%, 10/01/39	6,490,000	7,280,417
Series A, AGMC Insured, 5.00%, 10/01/44	5,325,000	5,930,506

		13,210,923

Total Municipal Bonds before Short Term Investments (Cost $912,848,591)		969,862,037

Short Term Investments 1.9%
Municipal Bonds 1.9%
Arizona 1.9%
[a]Phoenix IDA Health Care Facilities Revenue,
Mayo Clinic, Series A, SPA Bank of America, Daily VRDN and Put, 0.76%, 11/15/52	6,200,000	6,200,000
Mayo Clinic, Series B, SPA Wells Fargo Bank, Daily VRDN and Put, 0.72%, 11/15/52	12,700,000	12,700,000

Total Short Term Investments (Cost $18,900,000)		18,900,000

Total Investments (Cost $931,748,591) 99.7%		988,762,037
Other Assets, less Liabilities 0.3%		2,727,842

Net Assets 100.0%		$991,489,879

See Abbreviations on page 144.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

54	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Colorado Tax-Free Income Fund

	Six Months Ended August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.66	$11.94	$12.13	$11.66	$12.44	$12.24

Income from investment operations[b]:
Net investment income[c]	0.19	0.44	0.46	0.47	0.47	0.47
Net realized and unrealized gains (losses)	0.02	(0.28)	(0.20)	0.47	(0.79)	0.19

Total from investment operations	0.21	0.16	0.26	0.94	(0.32)	0.66

Less distributions from net investment income	(0.21)	(0.44)	(0.45)	(0.47)	(0.46)	(0.46)

Net asset value, end of period	$11.66	$11.66	$11.94	$12.13	$11.66	$12.44

Total return[d]	1.78%	1.31%	2.26%	8.22%	(2.56)%	5.48%

Ratios to average net assets[e]
Expenses	0.65%	0.65%	0.65%	0.65%	0.64%	0.65%
Net investment income	3.25%	3.67%	3.87%	3.94%	4.00%	3.77%

Supplemental data
Net assets, end of period (000’s)	$558,138	$553,317	$553,114	$549,134	$520,275	$660,432
Portfolio turnover rate	8.58%	13.61%	5.17%	2.20%	7.74%	9.30%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	55

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.79	$12.07	$12.26	$11.78	$12.56	$12.36

Income from investment operations[b]:
Net investment income[c]	0.16	0.38	0.40	0.41	0.41	0.40
Net realized and unrealized gains (losses)	0.02	(0.29)	(0.20)	0.48	(0.80)	0.19

Total from investment operations	0.18	0.09	0.20	0.89	(0.39)	0.59

Less distributions from net investment income	(0.17)	(0.37)	(0.39)	(0.41)	(0.39)	(0.39)

Net asset value, end of period	$11.80	$11.79	$12.07	$12.26	$11.78	$12.56

Total return[d]	1.57%	0.73%	1.67%	7.64%	(3.07)%	4.84%

Ratios to average net assets[e]
Expenses	1.20%	1.20%	1.20%	1.20%	1.19%	1.20%
Net investment income	2.70%	3.12%	3.32%	3.39%	3.45%	3.22%

Supplemental data
Net assets, end of period (000’s)	$111,104	$115,472	$111,450	$109,552	$107,705	$160,856
Portfolio turnover rate	8.58%	13.61%	5.17%	2.20%	7.74%	9.30%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

56	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)

Period Ended August 31, 2017 (unaudited)[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.64

Income from investment operations[b]:
Net investment income[c]	0.03
Net realized and unrealized gains (losses)	0.02

Total from investment operations	0.05

Less distributions from net investment income	(0.03)

Net asset value, end of period	$11.66

Total return[d]	0.45%

Ratios to average net assets[e]
Expenses	0.51%
Net investment income	3.39%

Supplemental data
Net assets, end of period (000’s)	$5
Portfolio turnover rate	8.58%

aFor the period August 1, 2017 (effective date) to August 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	57

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013

Advisor Class

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$11.66	$11.94	$12.13	$11.66	$12.43	$12.24

Income from investment operations[b]:
Net investment income[c]	0.20	0.45	0.47	0.48	0.48	0.48
Net realized and unrealized gains (losses)	0.01	(0.28)	(0.19)	0.48	(0.78)	0.18

Total from investment operations	0.21	0.17	0.28	0.96	(0.30)	0.66

Less distributions from net investment income	(0.21)	(0.45)	(0.47)	(0.49)	(0.47)	(0.47)

Net asset value, end of period	$11.66	$11.66	$11.94	$12.13	$11.66	$12.43

Total return[d]	1.83%	1.41%	2.36%	8.34%	(2.39)%	5.50%

Ratios to average net assets[e]
Expenses.	0.55%	0.55%	0.55%	0.55%	0.54%	0.55%
Net investment income	3.35%	3.77%	3.97%	4.04%	4.10%	3.87%

Supplemental data
Net assets, end of period (000’s)	$86,227	$73,538	$50,589	$44,988	$34,393	$41,990
Portfolio turnover rate	8.58%	13.61%	5.17%	2.20%	7.74%	9.30%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

58	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2017 (unaudited)

Franklin Colorado Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 96.3%
Colorado 93.7%
Adams 12 Five Star Schools GO, Series B, 5.00%, 12/15/36	$5,000,000	$5,888,400
Adams and Weld Counties School District No. 27J Brighton GO, 5.00%, 12/01/40	7,500,000	8,705,850
Adams State College Board of Trustees Auxiliary Facilities Revenue,
Improvement, Series A, Pre-Refunded, 5.50%, 5/15/34	2,000,000	2,155,140
Improvement, Series A, Pre-Refunded, 5.50%, 5/15/39	2,150,000	2,316,776
Adams State College Board of Trustees Institutional Enterprise Revenue,
5.00%, 5/15/37	630,000	721,211
Pre-Refunded, 5.00%, 5/15/32	1,360,000	1,578,185
Pre-Refunded, 5.00%, 5/15/37	370,000	428,449
Anthem West Metropolitan District GO, City and County of Broomfield, Refunding, BAM Insured, 5.00%, 12/01/35	3,000,000	3,392,760
Arapahoe County School District No. 1 GO, Englewood Schools, 5.00%, 12/01/42	7,000,000	8,245,370
Auraria Higher Education Center Parking Enterprise Revenue, 5th and Walnut Parking Garage Project, Series A, AGMC Insured, 5.00%, 4/01/34	6,150,000	7,054,850
Aurora COP, Refunding, Series A, 5.00%, 12/01/30	5,680,000	6,138,944
Aurora Hospital Revenue, The Children’s Hospital Assn. Project, Series A, 5.00%, 12/01/40	2,500,000	2,678,600
Board of Trustees for Western State College Revenue,
Pre-Refunded, 5.00%, 5/15/34	2,000,000	2,138,380
Pre-Refunded, 5.00%, 5/15/39	2,000,000	2,138,380
Board of Trustees of the Colorado School of Mines Revenue, Golden, Enterprise Improvement, Series A, Pre-Refunded, 5.25%, 12/01/37	2,000,000	2,108,460
Boulder Larimer and Weld Counties St. Vrain Valley School District No. RE-1J GO, Pre-Refunded, 5.00%, 12/15/33	5,300,000	5,576,183
Boulder Valley School District No. RE-2 Boulder GO,
5.00%, 12/01/34	6,000,000	6,399,060
5.00%, 12/01/41	5,000,000	5,885,650
Brighton Water Activity Enterprise Revenue, Water System Project, Series A, Assured Guaranty, Pre- Refunded, 5.25%, 12/01/34	5,380,000	5,895,619
Castle Rock Sales and Use Tax Revenue,
5.00%, 6/01/31	1,800,000	2,108,250
5.00%, 6/01/32	1,845,000	2,156,565
5.00%, 6/01/35	2,775,000	3,220,693
Colorado Educational and Cultural Facilities Authority Revenue,
Alexander Dawson School, Colorado Project, 5.00%, 2/15/40	5,280,000	5,676,528
Student Housing, Campus Village Apartments Project, Refunding, 5.50%, 6/01/38	13,500,000	13,876,110
University of Denver Project, Refunding, NATL Insured, 5.00%, 3/01/35	5,000,000	6,316,050
University of Denver Project, Series A, 5.00%, 3/01/47.	3,950,000	4,576,786
Colorado Health Facilities Authority Revenue,
Boulder Community Hospital Project, Refunding, Series A, 6.00%, 10/01/35	5,500,000	6,177,930
Catholic Health Initiatives, Refunding, Series A, 5.00%, 7/01/39	5,000,000	5,134,400
Catholic Health Initiatives, Series D, 6.125%, 10/01/28	2,500,000	2,622,175
Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,000,000	2,096,660
Children’s Hospital Colorado Project, Series A, 5.00%, 12/01/44	5,000,000	5,660,600
Covenant Retirement Communities Inc., Refunding, Series A, 5.00%, 12/01/35	7,150,000	7,759,967
Covenant Retirement Communities Inc., Series A, 5.75%, 12/01/36	5,000,000	5,748,900
The Evangelical Lutheran Good Samaritan Society Project, 5.50%, 6/01/33	1,000,000	1,127,420
The Evangelical Lutheran Good Samaritan Society Project, 5.625%, 6/01/43	4,000,000	4,506,680
The Evangelical Lutheran Good Samaritan Society Project, Refunding, 5.25%, 6/01/31	1,155,000	1,156,940
The Evangelical Lutheran Good Samaritan Society Project, Refunding, 5.00%, 12/01/33	2,500,000	2,712,200
[a] The Evangelical Lutheran Good Samaritan Society Project, Refunding, 5.00%, 6/01/47	6,000,000	6,640,560
The Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 5.00%, 6/01/40	4,000,000	4,394,800

franklintempleton.com	Semiannual Report	59

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Colorado Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Colorado Health Facilities Authority Revenue, (continued)
The Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 5.00%, 6/01/45	$2,750,000	$3,015,595
Hospital, NCMC Inc. Project, Series A, AGMC Insured, Pre-Refunded, 5.50%, 5/15/30	7,900,000	8,498,899
Hospital, Parkview Medical Center Inc. Project, 5.00%, 9/01/46.	5,000,000	5,614,950
Hospital, Parkview Medical Center Inc. Project, Series A, Pre-Refunded, 5.00%, 9/01/37	8,000,000	8,000,000
Hospital, Refunding, Series C, AGMC Insured, 5.25%, 3/01/40	5,000,000	5,256,950
Poudre Valley Health Care Inc. and Medical Center of the Rockies, Refunding, Series A, AGMC Insured, 5.20%, 3/01/31	9,500,000	10,020,315
Sisters of Charity of Leavenworth Health System, Refunding, Series A, 5.00%, 1/01/40	7,320,000	7,811,684
Valley View Hospital Assn. Project, 5.00%, 5/15/40	2,000,000	2,236,420
Valley View Hospital Assn. Project, 5.00%, 5/15/45	1,000,000	1,111,730
Valley View Hospital Assn. Project, Refunding, 5.75%, 5/15/36	2,000,000	2,046,020
Yampa Valley Medical Center Project, Refunding, 5.125%, 9/15/29	4,000,000	4,008,160
Colorado High Performance Transportation Enterprise Revenue, C-470 Express Lanes, 5.00%, 12/31/47	2,555,000	2,856,413
Colorado Mesa University Enterprise Revenue, Board of Trustees, Colorado Mesa University, 5.00%, 5/15/45	4,000,000	4,614,520
Colorado School of Mines Institutional Enterprise Revenue,
Board of Trustees, Golden, Series B, 5.00%, 12/01/32	1,000,000	1,162,450
Board of Trustees, Series A, 5.00%, 12/01/42	2,450,000	2,895,606
Board of Trustees, Series A, 5.00%, 12/01/47	3,000,000	3,525,330
Colorado Springs Public Facilities Authority COP, U.S. Olympic Committee Project, Assured Guaranty, 5.00%, 11/01/39	11,305,000	12,144,848
Colorado Springs Utilities System Revenue,
Improvement, Series B-1, 5.00%, 11/15/38	4,000,000	4,680,200
Refunding, Series A, 5.00%, 11/15/40	3,000,000	3,453,930
Refunding, Series A, 5.00%, 11/15/45	2,665,000	3,051,532
Refunding, Series A-2, 5.00%, 11/15/44	5,000,000	5,785,850
Series D-1, 5.25%, 11/15/33	5,000,000	5,655,700
Colorado State Board of Governors University Enterprise System Revenue,
Refunding, Series B, 5.00%, 3/01/41	1,000,000	1,173,060
Series A, 5.00%, 3/01/34	20,000	21,131
Series A, 5.00%, 3/01/39	145,000	152,916
Series A, 5.00%, 3/01/40	7,000,000	7,982,800
Series A, Pre-Refunded, 5.00%, 3/01/34	2,230,000	2,364,335
Series A, Pre-Refunded, 5.00%, 3/01/39	7,055,000	7,479,993
Series C, 5.00%, 3/01/44	5,135,000	5,764,089
Colorado State Building Excellent Schools Today COP,
Series G, 5.00%, 3/15/32	10,000,000	11,226,600
Series I, 5.00%, 3/15/36	3,000,000	3,402,570
Colorado State COP,
UCDHSC Fitzsimons Academic Projects, Refunding, Series A, 5.00%, 11/01/28	1,500,000	1,785,090
UCDHSC Fitzsimons Academic Projects, Refunding, Series A, 5.00%, 11/01/29	3,105,000	3,681,195
Colorado State Higher Education Capital Construction Lease Purchase Financing Program COP, Pre-Refunded, 5.50%, 11/01/27	7,275,000	7,663,922
Colorado Water Resources and Power Development Authority Water Resources Revenue,
Donala Water and Sanitation District Project, Series C, 5.00%, 9/01/36	1,900,000	2,154,011
Fountain Colorado Electric Water and Wastewater Utility Enterprise Project, Series A, AGMC Insured, 5.00%, 9/01/38	1,210,000	1,369,768
Commerce City Northern Infrastructure General Improvement District GO, Refunding and Improvement, AGMC Insured, 5.00%, 12/01/31	2,040,000	2,365,849
Commerce City Sales and Use Tax Revenue, AGMC Insured, 5.00%, 8/01/41	4,000,000	4,587,200

60	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Colorado Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Consolidated Bell Mountain Ranch Metropolitan District GO, Douglas County, Refunding, AGMC Insured, 5.00%, 12/01/39	$3,160,000	$3,435,836
Denver City and County Airport System Revenue, Subordinate, Series B, 5.00%, 11/15/43	5,000,000	5,624,150
Denver City and County Board of Water Commissioners Water Revenue, Green Bonds, Series A, 5.00%, 9/15/47	10,000,000	11,940,300
Denver City and County Dedicated Tax Revenue,
Refunding and Improvement, Series A, 5.00%, 8/01/44	6,915,000	7,988,346
Refunding and Improvement, Series A, 4.00%, 8/01/46	8,040,000	8,464,512
Denver City and County School District No. 1 COP, Series C, 5.00%, 12/15/30	4,000,000	4,670,840
Denver City and County School District No. 1 GO, 5.00%, 12/01/41	12,440,000	14,675,468
Denver Convention Center Hotel Authority Revenue, Senior, Refunding, 5.00%, 12/01/40	9,775,000	11,130,011
Denver Health and Hospital Authority Healthcare Revenue,
Recovery Zone Facility, 5.50%, 12/01/30	1,500,000	1,618,125
Recovery Zone Facility, 5.625%, 12/01/40.	4,000,000	4,258,960
Refunding, Series A, 5.25%, 12/01/31	9,250,000	9,276,270
Series A, 5.25%, 12/01/45	9,250,000	9,977,235
E-470 Public Highway Authority Revenue, senior bond, Series C, 5.25%, 9/01/25	2,500,000	2,771,225
E-470 Public Highway Authority Senior Revenue,
Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/33	3,000,000	1,347,630
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/32	7,800,000	3,712,566
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/34	14,075,000	5,967,096
Eagle River Water and Sanitation District Enterprise Wastewater Revenue, 5.00%, 12/01/42	3,500,000	3,993,220
Eagle River Water and Sanitation District GO, 5.00%, 12/01/45	1,360,000	1,583,910
Erie Wastewater Enterprise Revenue,
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/33	2,860,000	3,118,315
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/37	5,120,000	5,582,438
Erie Water Enterprise Revenue, Series A, AGMC Insured, Pre-Refunded, 5.00%, 12/01/32	10,000,000	10,099,700
Fort Lewis College Board of Trustees Enterprise Revenue,
Series B, NATL Insured, 5.00%, 10/01/37	1,515,000	1,518,727
Series B, NATL Insured, Pre-Refunded, 5.00%, 10/01/37	11,315,000	11,348,266
Gunnison Watershed School District No. RE-1J GO, Gunnison and Saguache Counties, Pre-Refunded, 5.25%, 12/01/33	1,240,000	1,307,245
Ignacio School District 11JT GO, La Plata and Archuleta Counties, Pre-Refunded, 5.00%, 12/01/31	1,215,000	1,410,579
Meridian Metropolitan District GO, In Douglas County, Refunding, Series A, 5.00%, 12/01/41	5,000,000	5,586,750
Mesa State College Board of Trustees Auxiliary Facilities System Enterprise Revenue,
Pre-Refunded, 6.00%, 5/15/38	7,000,000	7,070,000
Refunding, Series A, 5.00%, 5/15/33	3,455,000	3,664,546
Metropolitan State University of Denver Institutional Enterprise Revenue, Aerospace and Engineering Sciences Building Project, 5.00%, 12/01/45	4,000,000	4,620,840
Park 70 Metropolitan District GO,
City of Aurora, Refunding and Improvement, 5.00%, 12/01/36	1,000,000	1,073,330
City of Aurora, Refunding and Improvement, 5.00%, 12/01/46	1,500,000	1,600,455
Park Creek Metropolitan District Revenue,
Senior Limited Property Tax Supported, Improvement, Assured Guaranty, Pre-Refunded, 6.375%, 12/01/37	7,000,000	7,844,760
Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/45	7,000,000	7,594,020
Senior Limited Property Tax Supported, Series A, AGMC Insured, Pre-Refunded, 6.00%, 12/01/38	2,500,000	2,897,025
Senior Limited Property Tax Supported, Series A, AGMC Insured, Pre-Refunded, 6.125%, 12/01/41	2,500,000	2,906,950
Platte River Power Authority Power Revenue, Series II, 5.00%, 6/01/37	12,000,000	13,812,120
Poudre Tech Metropolitan District Unlimited Property Tax Supported Revenue, Refunding and Improvement, Series A, AGMC Insured, 5.00%, 12/01/39	7,435,000	7,975,525

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Colorado Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.50%, 11/15/38	$9,900,000	$14,167,296
Pueblo County COP, County Judicial Complex Project, AGMC Insured, 5.00%, 9/15/42	10,000,000	11,309,800
Pueblo Urban Renewal Authority Revenue,
Refunding and Improvement, Series B, 5.25%, 12/01/28	1,000,000	1,126,570
Refunding and Improvement, Series B, 5.50%, 12/01/31	1,010,000	1,144,067
Refunding and Improvement, Series B, 5.25%, 12/01/38	3,615,000	3,992,189
Rangeview Library District COP, Rangeview Library District Projects, Assured Guaranty, Pre-Refunded, 5.00%, 12/15/30	3,840,000	4,042,637
Regional Transportation District COP, Series A, 5.375%, 6/01/31	19,000,000	21,030,910
Regional Transportation District Sales Tax Revenue,
FasTracks Project, Series A, 5.00%, 11/01/38	10,000,000	11,218,400
FasTracks Project, Series A, 5.00%, 11/01/41	10,000,000	11,836,000
FasTracks Project, Series A, 5.00%, 11/01/46	11,000,000	12,951,290
South Timnath Metropolitan District No. 2 GO, Limited Tax, Refunding and Improvement, 5.00%, 12/01/42	5,690,000	6,245,230
[a] Sterling Hills West Metropolitan District GO, Arapahoe County, Refunding, 5.00%, 12/01/39	1,125,000	1,255,669
Thompson Crossing Metropolitan District No. 5 GO, Series B, AGMC Insured, 5.00%, 12/01/46	4,500,000	5,066,370
Triview Metropolitan District GO, El Paso County, Pre-Refunded, 5.00%, 11/01/34	10,855,000	11,799,168
University of Colorado Enterprise Revenue,
Refunding, Series A, 5.00%, 6/01/38	5,655,000	6,639,253
Series A, Pre-Refunded, 5.375%, 6/01/38	3,000,000	3,231,780
University of Colorado Hospital Authority Revenue, Refunding, Series A, 6.00%, 11/15/29	5,000,000	5,491,200
University of Northern Colorado Greeley Institutional Enterprise Revenue,
Refunding, Series A, 5.00%, 6/01/30	1,690,000	1,900,811
Series A, 5.00%, 6/01/46	4,000,000	4,597,360
Weld County School District No. Re-4 GO, 5.25%, 12/01/41	5,000,000	5,986,150
Woodmoor Water and Sanitation District No. 1 Enterprise Water and Wastewater Revenue, 5.00%, 12/01/36	5,000,000	5,671,500

		707,909,053

U.S. Territories 2.6%
Guam 0.8%
Guam Government Limited Obligation Revenue,
Section 30, Series A, Pre-Refunded, 5.375%, 12/01/24	2,000,000	2,196,260
Section 30, Series A, Pre-Refunded, 5.75%, 12/01/34	3,565,000	3,944,352

		6,140,612

Puerto Rico 1.8%
[b] Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	11,410,000	6,747,874
[b] Puerto Rico Sales Tax FICO Sales Tax Revenue,
First Subordinate, Refunding, Series C, 5.375%, 8/01/38	2,370,000	616,200
First Subordinate, Series A, 6.375%, 8/01/39	10,000,000	2,600,000
First Subordinate, Series A, 5.50%, 8/01/42	3,000,000	780,000
Senior, Series C, 5.25%, 8/01/40	4,560,000	2,897,424

		13,641,498

Total U.S. Territories		19,782,110

Total Municipal Bonds before Short Term Investments (Cost $701,693,004)		727,691,163

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Colorado Tax-Free Income Fund (continued)

	Principal Amount	Value
Short Term Investments 3.3%
Municipal Bonds 3.3%
Colorado 3.3%
[c] Colorado Educational and Cultural Facilities Authority Revenue, National Jewish Federation Bond Program, Series B-4, LOC Toronto Dominion Bank, Daily VRDN and Put, 0.82%, 12/01/35	$4,900,000	$4,900,000
[c] Denver City and County COP, Refunding, Series A2, SPA JPMorgan Chase Bank, Daily VRDN and Put, 0.82%, 12/01/29	20,000,000	20,000,000

Total Short Term Investments (Cost $24,900,000)		24,900,000

Total Investments (Cost $726,593,004) 99.6%		752,591,163
Other Assets, less Liabilities 0.4%		2,882,866

Net Assets 100.0%		$755,474,029

See Abbreviations on page 144.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 6 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	63

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Connecticut Tax-Free Income Fund

	Six Months Ended
	August 31, 2017	Year Ended February 28,

	(unaudited)	2017	2016[a]	2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.42	$10.69	$10.86	$10.65	$11.43	$11.36

Income from investment operations[b]:
Net investment income[c]	0.16	0.37	0.39	0.41	0.40	0.40
Net realized and unrealized gains (losses)	(0.08)	(0.28)	(0.17)	0.21	(0.80)	0.08

Total from investment operations	0.08	0.09	0.22	0.62	(0.40)	0.48

Less distributions from net investment income	(0.18)	(0.36)	(0.39)	(0.41)	(0.38)	(0.41)

Net asset value, end of period	$10.32	$10.42	$10.69	$10.86	$10.65	$11.43

Total return[d]	0.76%	0.82%	2.09%	5.88%	(3.34)%	4.25%

Ratios to average net assets[e]
Expenses	0.72%	0.71%	0.69%	0.68%	0.67%	0.66%
Net investment income	3.09%	3.42%	3.66%	3.76%	3.71%	3.49%

Supplemental data
Net assets, end of period (000’s)	$207,529	$222,705	$253,012	$282,020	$301,323	$404,713
Portfolio turnover rate	2.02%	12.40%	7.86%	4.63%	8.24%	20.69%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28,
		2017	2016[a]	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.50	$10.77	$10.93	$10.73	$11.51	$11.43

Income from investment operations[b]:
Net investment income[c]	0.13	0.31	0.33	0.35	0.34	0.34
Net realized and unrealized gains (losses)	(0.08)	(0.28)	(0.16)	0.20	(0.80)	0.08

Total from investment operations	0.05	0.03	0.17	0.55	(0.46)	0.42

Less distributions from net investment income	(0.15)	(0.30)	(0.33)	(0.35)	(0.32)	(0.34)

Net asset value, end of period	$10.40	$10.50	$10.77	$10.93	$10.73	$11.51

Total return[d]	0.47%	0.25%	1.62%	5.17%	(3.94)%	3.73%

Ratios to average net assets[e]
Expenses	1.27%	1.26%	1.24%	1.23%	1.22%	1.21%
Net investment income	2.54%	2.87%	3.11%	3.21%	3.16%	2.94%

Supplemental data
Net assets, end of period (000’s)	$54,130	$61,813	$68,311	$73,569	$75,730	$122,232
Portfolio turnover rate	2.02%	12.40%	7.86%	4.63%	8.24%	20.69%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	65

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)

Period Ended August 31, 2017 (unaudited)[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.30

Income from investment operations[b]:
Net investment income[c]	0.03
Net realized and unrealized gains (losses)	0.01

Total from investment operations	0.04

Less distributions from net investment income	(0.03)

Net asset value, end of period	$10.31

Total return[d]	0.37%

Ratios to average net assets[e]
Expenses	0.57%
Net investment income	3.24%

Supplemental data
Net assets, end of period (000’s)	$5
Portfolio turnover rate	2.02%

aFor the period August 1, 2017 (effective date) to August 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

66	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.42	$10.68	$10.85	$10.64	$11.42	$11.35

Income from investment operations[b]:

Net investment income[c]	0.17	0.38	0.40	0.42	0.41	0.41
Net realized and unrealized gains (losses)	(0.10)	(0.27)	(0.17)	0.21	(0.80)	0.08

Total from investment operations	0.07	0.11	0.23	0.63	(0.39)	0.49

Less distributions from net investment income	(0.18)	(0.37)	(0.40)	(0.42)	(0.39)	(0.42)

Net asset value, end of period	$10.31	$10.42	$10.68	$10.85	$10.64	$11.42

Total return[d]	0.71%	1.01%	2.19%	6.00%	(3.34)%	4.35%

Ratios to average net assets[e]

Expenses	0.62%	0.61%	0.59%	0.58%	0.57%	0.56%

Net investment income	3.19%	3.52%	3.76%	3.86%	3.81%	3.59%

Supplemental data

Net assets, end of period (000’s)	$27,470	$26,253	$21,254	$20,384	$15,904	$30,975

Portfolio turnover rate	2.02%	12.40%	7.86%	4.63%	8.24%	20.69%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	67

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2017 (unaudited)

Franklin Connecticut Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.7%
Connecticut 98.7%
City of Bridgeport GO, Series A, 5.00%, 2/15/32	$10,000,000	$11,004,900
Connecticut State GO, Series A, 5.00%, 2/15/29	10,000,000	10,504,600
Connecticut State Health and Educational Facilities Authority Revenue,
Ascension Health Senior Credit Group, Series A, 5.00%, 11/15/40	18,520,000	19,991,414
Child Care Facilities Program, Series G, Assured Guaranty, Pre-Refunded, 6.00%, 7/01/28	1,830,000	1,907,391
Connecticut College Issue, Refunding, Series L-1, 4.00%, 7/01/46	5,000,000	5,138,350
Connecticut State University System Issue, Series N, 5.00%, 11/01/29	5,060,000	5,792,637
Fairfield University Issue, Refunding, Series M, 5.00%, 7/01/26	90,000	92,930
Fairfield University Issue, Refunding, Series M, 5.00%, 7/01/34	180,000	185,227
Fairfield University Issue, Series M, Pre-Refunded, 5.00%, 7/01/26	360,000	372,290
Fairfield University Issue, Series M, Pre-Refunded, 5.00%, 7/01/34	820,000	847,995
Fairfield University Issue, Series N, 5.00%, 7/01/29	7,000,000	7,210,280
Fairfield University Issues, New Money, Series O, 5.00%, 7/01/35	4,000,000	4,358,320
Fairfield University Issues, New Money, Series O, 5.00%, 7/01/40	5,000,000	5,423,400
Hartford Healthcare Issue, Refunding, Series A, 5.00%, 7/01/41	12,000,000	13,076,760
The Loomis Chafee School Issue, Series G, Pre-Refunded, 5.00%, 7/01/30	3,000,000	3,102,420
The Loomis Chafee School Issue, Series G, Pre-Refunded, 5.00%, 7/01/38	6,285,000	6,499,570
Lutheran General Health Care System, ETM, 7.375%, 7/01/19	95,000	102,647
Quinnipiac University Issue, Refunding, Series L, 5.00%, 7/01/45	8,250,000	9,312,353
Quinnipiac University Issue, Refunding, Series M, 5.00%, 7/01/36	1,400,000	1,609,650
Quinnipiac University Issue, Series J, NATL Insured, 5.00%, 7/01/37	385,000	396,504
Quinnipiac University Issue, Series J, NATL Insured, Pre-Refunded, 5.00%, 7/01/37	14,615,000	15,120,095
Sacred Heart University Issue, Series G, 5.375%, 7/01/31	1,500,000	1,661,880
Sacred Heart University Issue, Series G, 5.625%, 7/01/41	5,500,000	5,985,980
Sacred Heart University Issue, Series H, AGMC Insured, 5.00%, 7/01/27	1,190,000	1,370,356
Sacred Heart University Issue, Series H, AGMC Insured, 5.00%, 7/01/28	2,290,000	2,629,057
Salisbury School Issue, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38	1,000,000	1,034,140
Stamford Hospital Issue, Series I, 5.00%, 7/01/30	5,000,000	5,420,550
Stamford Hospital Issue, Series J, 5.00%, 7/01/42	5,000,000	5,391,850
Trinity Health Credit Group, Refunding, Series CT, 5.00%, 12/01/45	7,060,000	8,061,955
Wesleyan University Issue, Series G, Pre-Refunded, 5.00%, 7/01/39	10,000,000	11,129,900
Western Connecticut Health Network Issue, Series M, 5.375%, 7/01/41	7,000,000	7,723,100
The William W. Backus Hospital Issue, Series F, AGMC Insured, Pre-Refunded, 5.00%, 7/01/28	1,500,000	1,551,210
The William W. Backus Hospital Issue, Series F, AGMC Insured, Pre-Refunded, 5.125%, 7/01/35	4,025,000	4,166,519
[a] Yale University Issue, Mandatory Put, Refunding, Series A-1, 2.00%, 7/01/26	2,500,000	2,470,000
Yale University Issue, Series A-2, 5.00%, 7/01/40	9,000,000	9,304,200
Yale-New Haven Hospital Issue, Series N, 5.00%, 7/01/48	5,000,000	5,504,900
Connecticut State HFAR,
State Supported Special Obligation, Series 10, 5.00%, 6/15/28	420,000	447,094
State Supported Special Obligation, Series 13, 5.00%, 6/15/40	1,500,000	1,616,205
Connecticut State Higher Education Supplemental Loan Authority Revenue, CHESLA Loan Program, Series A, 5.05%, 11/15/27	590,000	619,547
Connecticut State Municipal Electric Energy Cooperative Power Supply System Revenue, Refunding, Series A, 5.00%, 1/01/38	3,000,000	3,404,880
Connecticut State Revolving Fund General Revenue,
Green Bonds, Series A, 5.00%, 3/01/34	5,000,000	5,874,700
Green Bonds, Series A, 5.00%, 3/01/35	1,000,000	1,170,460
Green Bonds, Series A, 5.00%, 5/01/35	2,000,000	2,407,380
Green Bonds, Series A, 5.00%, 5/01/37	3,000,000	3,591,240
Series A, 5.00%, 3/01/25	3,000,000	3,566,640

68	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Connecticut Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Connecticut (continued)
Connecticut State Special Tax Obligation Revenue,
Transportation Infrastructure Purposes, Series A, 5.00%, 10/01/30	$5,000,000	$5,717,950
Transportation Infrastructure Purposes, Series A, 5.00%, 9/01/32	1,000,000	1,165,930
Transportation Infrastructure Purposes, Series A, 5.00%, 9/01/34	5,000,000	5,703,800
Connecticut Transmission Municipal Electric Energy Cooperative Transmission System Revenue, Series A, 5.00%, 1/01/42	5,000,000	5,582,450
Greater New Haven Water Pollution Control Authority Regional Wastewater System Revenue, Series A, AGMC Insured, Pre-Refunded, 5.00%, 11/15/37	3,000,000	3,146,160
Hartford County Metropolitan District Clean Water Project Revenue,
Green Bonds, Refunding, Series A, 5.00%, 11/01/42	5,000,000	5,577,900
Refunding, Series A, 5.00%, 4/01/36	5,000,000	5,568,500
New Britain GO, Series C, AGMC Insured, 5.00%, 3/01/36	1,000,000	1,152,450
New Haven GO,
Issue of 2002, Series C, NATL Insured, ETM, 5.00%, 11/01/22	25,000	25,073
Issue of 2009, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 3/01/29	1,000,000	1,061,000
South Central Regional Water Authority Water System Revenue,
Eighteenth Series B, NATL Insured, 5.25%, 8/01/29	1,000,000	1,024,650
Eighteenth Series B, NATL Insured, 5.25%, 8/01/32	1,000,000	1,024,470
Refunding, Thirty-Second Series B, 5.00%, 8/01/37	780,000	908,357
Refunding, Thirty-Second Series B, 5.00%, 8/01/38	3,720,000	4,316,316
Refunding, Thirty-Second Series B, 5.00%, 8/01/39	500,000	578,880
Thirtieth Series A, 5.00%, 8/01/39	1,500,000	1,729,170
Thirtieth Series A, 5.00%, 8/01/44	1,615,000	1,855,134
Twenty-Second Series, AGMC Insured, Pre-Refunded, 5.00%, 8/01/38	4,000,000	4,150,040
Stamford Water Pollution Control System and Facility Revenue, Refunding, Series A, 5.25%, 8/15/43	1,000,000	1,164,750
Stratford GO, Refunding, 5.00%, 7/01/33	1,000,000	1,156,540
University of Connecticut GO,
Series A, 5.00%, 8/15/28	6,590,000	7,652,242
Series A, 5.00%, 2/15/31	2,000,000	2,304,760
Series A, 5.00%, 1/15/37	4,000,000	4,546,960

Total Municipal Bonds before Short Term Investments (Cost $271,218,030)		285,266,958

Short Term Investments (Cost $1,900,000) 0.6%
Municipal Bonds 0.6%
Connecticut 0.6%
[b] Connecticut State Health and Educational Facilities Authority Revenue, Yale University Issue, Series V-2, Daily VRDN and Put, 0.59%, 7/01/36	1,900,000	1,900,000

Total Investments (Cost $273,118,030) 99.3%		287,166,958
Other Assets, less Liabilities 0.7%		1,967,270

Net Assets 100.0%		$289,134,228

See Abbreviations on page 144.

aThe maturity date shown represents the mandatory put date.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	69

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Michigan Tax-Free Income Fund

	Six Months Ended
	August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.52	$11.78	$12.02	$11.67	$12.36	$12.23

Income from investment operations[b]:
Net investment income[c]	0.18	0.40	0.42	0.44	0.46	0.43
Net realized and unrealized gains (losses)	0.01	(0.25)	(0.25)	0.36	(0.70)	0.13

Total from investment operations	0.19	0.15	0.17	0.80	(0.24)	0.56

Less distributions from net investment income	(0.19)	(0.41)	(0.41)	(0.45)	(0.45)	(0.43)

Net asset value, end of period	$11.52	$11.52	$11.78	$12.02	$11.67	$12.36

Total return[d]	1.66%	1.24%	1.48%	6.96%	(1.90)%	4.61%

Ratios to average net assets[e]
Expenses	0.65%	0.65%	0.64%	0.65%	0.63%	0.63%
Net investment income	3.08%	3.43%	3.55%	3.73%	3.91%	3.53%

Supplemental data
Net assets, end of period (000’s)	$843,274	$861,662	$896,978	$953,732	$951,409	$1,257,112
Portfolio turnover rate	8.40%	12.35%	12.04%	12.80%	9.37%	16.87%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

70	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.69	$11.95	$12.20	$11.83	$12.52	$12.39

Income from investment operations[b]:
Net investment income[c]	0.15	0.35	0.36	0.38	0.40	0.37
Net realized and unrealized gains (losses)	0.02	(0.27)	(0.26)	0.37	(0.71)	0.12

Total from investment operations	0.17	0.08	0.10	0.75	(0.31)	0.49

Less distributions from net investment income	(0.16)	(0.34)	(0.35)	(0.38)	(0.38)	(0.36)

Net asset value, end of period	$11.70	$11.69	$11.95	$12.20	$11.83	$12.52

Total return[d]	1.44%	0.66%	0.83%	6.45%	(2.42)%	3.97%

Ratios to average net assets[e]
Expenses	1.20%	1.20%	1.19%	1.20%	1.18%	1.18%
Net investment income	2.53%	2.88%	3.00%	3.18%	3.36%	2.98%

Supplemental data
Net assets, end of period (000’s)	$135,881	$142,248	$145,491	$148,898	$148,136	$212,347
Portfolio turnover rate	8.40%	12.35%	12.04%	12.80%	9.37%	16.87%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	71

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)

Period Ended August 31, 2017 (unaudited)[a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.53

Income from investment operations[b]:
Net investment income[c]	0.03
Net realized and unrealized gains (losses)	0.03

Total from investment operations	0.06

Less distributions from net investment income	(0.03)

Net asset value, end of period	$11.56

Total return[d]	0.53%

Ratios to average net assets[e]
Expenses	0.50%
Net investment income	3.23%

Supplemental data
Net assets, end of period (000’s)	$5
Portfolio turnover rate	8.40%

aFor the period August 1, 2017 (effective date) to August 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

72	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.55	$11.81	$12.06	$11.70	$12.39	$12.26

Income from investment operations[b]:
Net investment income[c]	0.18	0.42	0.43	0.46	0.47	0.45
Net realized and unrealized gains (losses)	0.02	(0.26)	(0.26)	0.36	(0.70)	0.12

Total from investment operations	0.20	0.16	0.17	0.82	(0.23)	0.57

Less distributions from net investment income	(0.19)	(0.42)	(0.42)	(0.46)	(0.46)	(0.44)

Net asset value, end of period	$11.56	$11.55	$11.81	$12.06	$11.70	$12.39

Total return[d]	1.79%	1.33%	1.50%	7.13%	(1.80)%	4.70%

Ratios to average net assets[e]
Expenses	0.55%	0.55%	0.54%	0.55%	0.53%	0.53%
Net investment income	3.18%	3.53%	3.65%	3.83%	4.01%	3.63%

Supplemental data
Net assets, end of period (000’s)	$70,241	$67,672	$39,846	$36,020	$26,577	$20,317
Portfolio turnover rate	8.40%	12.35%	12.04%	12.80%	9.37%	16.87%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	73

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2017 (unaudited)

Franklin Michigan Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.7%
Michigan 98.1%
Ann Arbor Public School District GO,
Refunding, 5.00%, 5/01/26	$750,000	$897,143
Refunding, 5.00%, 5/01/28	1,000,000	1,176,930
Refunding, 5.00%, 5/01/29	1,235,000	1,444,110
Battle Creek Water and Wastewater System Revenue, Series A, 5.00%, 6/01/36	1,300,000	1,484,496
Bloomfield Charter Township GO,
County of Oakland, Refunding, 5.00%, 5/01/27	680,000	837,685
County of Oakland, Refunding, 5.00%, 5/01/29	470,000	569,861
County of Oakland, Refunding, 5.00%, 5/01/32	1,000,000	1,187,420
Byron Center Public Schools GO,
School Building and Site, Series I, 5.00%, 5/01/34	1,000,000	1,186,780
School Building and Site, Series I, 5.00%, 5/01/35	1,920,000	2,269,709
School Building and Site, Series I, 5.00%, 5/01/36	650,000	766,584
School Building and Site, Series I, 5.00%, 5/01/37	1,480,000	1,739,992
School Building and Site, Series I, 5.00%, 5/01/38	1,330,000	1,558,747
School Building and Site, Series I, 5.00%, 5/01/39	2,290,000	2,677,560
School Building and Site, Series I, 5.00%, 5/01/43	2,250,000	2,606,243
School Building and Site, Series I, 5.00%, 5/01/47	4,140,000	4,773,047
Caledonia Community Schools GO,
Counties of Kent, Allegan and Barry, Refunding, 5.00%, 5/01/25	1,000,000	1,209,500
Counties of Kent, Allegan and Barry, Refunding, 5.00%, 5/01/26	1,000,000	1,216,850
Central Michigan University Revenue,
General, Refunding, 5.00%, 10/01/30	1,910,000	2,247,402
General, Refunding, 5.00%, 10/01/31	1,055,000	1,236,850
General, Refunding, 5.00%, 10/01/34	1,600,000	1,855,456
General, Refunding, 5.00%, 10/01/39	2,000,000	2,295,600
Chippewa Valley Schools GO,
Refunding, 5.00%, 5/01/28	6,075,000	7,016,260
Refunding, 5.00%, 5/01/29	6,425,000	7,383,546
Refunding, 5.00%, 5/01/30	6,420,000	7,359,374
Refunding, 5.00%, 5/01/31	3,000,000	3,425,250
Refunding, 5.00%, 5/01/32	6,590,000	7,505,417
Commerce Charter Township GO, Capital Improvement, Refunding, 5.00%, 12/01/38	3,250,000	3,780,302
Detroit City School District GO, School Building and Site Improvement, Series A, AGMC Insured, 6.00%, 5/01/29	10,000,000	12,460,300
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien, Refunding, Series A, AGMC Insured, 5.00%, 7/01/39	5,000,000	5,502,000
Detroit Water Supply System Revenue,
second lien, Series B, NATL Insured, 5.00%, 7/01/34	25,000	25,069
senior lien, Series A, AGMC Insured, 5.00%, 7/01/34	30,000	30,110
senior lien, Series B, BHAC Insured, Pre-Refunded, 5.25%, 7/01/35	17,500,000	18,133,150
DeWitt Public Schools GO,
School Building and Site, 5.00%, 5/01/30	500,000	598,070
School Building and Site, 5.00%, 5/01/33	815,000	959,671
School Building and Site, 5.00%, 5/01/34	1,000,000	1,171,990
School Building and Site, 5.00%, 5/01/35	1,000,000	1,166,500
School Building and Site, 5.00%, 5/01/36	1,000,000	1,164,680
East Lansing School District GO,
Counties of Ingham and Clinton, School Building and Site, Series I, 5.00%, 5/01/35	1,500,000	1,763,505
Counties of Ingham and Clinton, School Building and Site, Series I, 5.00%, 5/01/37	1,100,000	1,287,176
Counties of Ingham and Clinton, School Building and Site, Series I, 5.00%, 5/01/42	2,500,000	2,895,825

74	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Farmington Public School District GO,
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/27	$ 1,000,000	$ 1,189,990
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/28	2,000,000	2,361,500
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/32	4,035,000	4,663,572
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/33	2,900,000	3,338,799
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/34	3,000,000	3,440,580
School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/35	1,000,000	1,143,160
Grand Rapids Building Authority Revenue, Series A, AMBAC Insured, 5.00%, 10/01/28	3,590,000	3,599,837
Grand Rapids Sanitary Sewer System Revenue,
Improvement and Refunding, 5.00%, 1/01/28	1,560,000	1,829,412
Improvement and Refunding, 5.00%, 1/01/29	1,000,000	1,169,470
Improvement and Refunding, 5.00%, 1/01/31	2,095,000	2,432,546
Improvement and Refunding, 5.00%, 1/01/32	1,175,000	1,354,587
Improvement and Refunding, 5.00%, 1/01/33	1,125,000	1,291,264
Improvement and Refunding, 5.00%, 1/01/34	1,000,000	1,144,010
Improvement and Refunding, 5.00%, 1/01/35	1,500,000	1,711,305
Improvement and Refunding, 5.00%, 1/01/39	880,000	994,646
Improvement and Refunding, 5.00%, 1/01/44	2,000,000	2,243,300
Refunding, 5.00%, 1/01/36	1,250,000	1,450,775
Refunding, 5.00%, 1/01/38	1,000,000	1,155,800
Grand Rapids Water Supply System Revenue,
Assured Guaranty, Pre-Refunded, 5.10%, 1/01/39	3,000,000	3,167,310
Improvement and Refunding, 5.00%, 1/01/46	2,525,000	2,896,276
Grand Traverse County Hospital Finance Authority Revenue,
Munson Healthcare Obligated Group, Series A, 5.00%, 7/01/44	2,000,000	2,191,940
Munson Healthcare Obligated Group, Series A, 5.00%, 7/01/47	2,500,000	2,735,150
Grand Valley State University Revenue,
General, Refunding, Series A, 5.00%, 12/01/32	4,295,000	4,990,060
General, Series A, AGMC Insured, Pre-Refunded, 5.00%, 12/01/28	17,165,000	17,692,824
General, Series A, AGMC Insured, Pre-Refunded, 5.00%, 12/01/33	8,570,000	8,833,527
Grandville Public School District GO,
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/29	750,000	876,990
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/30	1,000,000	1,162,530
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/31	1,150,000	1,330,010
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/32	1,165,000	1,342,138
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/34	1,315,000	1,503,255
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/35	1,225,000	1,395,863
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/37	2,915,000	3,308,758
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/40	6,215,000	7,013,752
Holly Area School District GO,
County of Oakland, Refunding, 5.00%, 5/01/30	1,045,000	1,202,095
County of Oakland, Refunding, 5.00%, 5/01/32	1,040,000	1,186,089
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/26	10,000,000	11,071,100
Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
Bronson Methodist Hospital, AGMC Insured, Pre-Refunded, 5.25%, 5/15/36	5,530,000	6,143,166
Bronson Methodist Hospital, Refunding, AGMC Insured, 5.25%, 5/15/36	4,470,000	4,821,834
Bronson Methodist Hospital, Refunding, Series B, AGMC Insured, 5.00%, 5/15/26	7,000,000	7,180,110

franklintempleton.com	Semiannual Report	75

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Kelloggsville Public School District GO,
School Building and Site, AGMC Insured, 5.00%, 5/01/33	$ 1,045,000	$ 1,189,220
School Building and Site, AGMC Insured, 5.00%, 5/01/35	1,150,000	1,299,466
School Building and Site, AGMC Insured, 5.00%, 5/01/38	3,815,000	4,296,987
Kent County GO,
Capital Improvement, 5.00%, 6/01/32	1,305,000	1,560,702
Capital Improvement, 5.00%, 6/01/33	1,275,000	1,518,206
Kentwood Public Schools GO,
School Building and Site, 5.00%, 5/01/35	1,205,000	1,402,391
School Building and Site, 5.00%, 5/01/36	1,205,000	1,399,379
School Building and Site, 5.00%, 5/01/38	1,210,000	1,399,171
School Building and Site, 5.00%, 5/01/41	1,120,000	1,287,709
School Building and Site, 5.00%, 5/01/44	1,800,000	2,062,152
L’Anse Creuse Public Schools GO,
Refunding, 5.00%, 5/01/28	5,230,000	6,211,514
Refunding, 5.00%, 5/01/30	5,560,000	6,522,547
Refunding, 5.00%, 5/01/32	5,890,000	6,834,049
Refunding, 5.00%, 5/01/34	6,220,000	7,161,148
Refunding, 5.00%, 5/01/35	2,840,000	3,259,184
Lansing Board of Water and Light Utility System Revenue, Series A, 5.50%, 7/01/41	10,000,000	11,423,200
Lansing Community College GO, College Building and Site, Refunding, 5.00%, 5/01/32	3,000,000	3,420,810
Lansing School District GO,
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/36	1,395,000	1,594,750
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/37	1,490,000	1,698,511
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/39	2,125,000	2,406,881
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/40	2,200,000	2,486,506
Lapeer Community Schools GO,
School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/33	4,400,000	4,520,340
School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/37	4,325,000	4,443,289
Lenawee County Hospital Finance Authority Hospital Revenue, ProMedica Healthcare Obligated Group, Refunding, Series B, 6.00%, 11/15/35	5,000,000	5,837,450
Livonia Public Schools School District GO,
School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/36	5,725,000	6,369,578
School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/38	6,000,000	6,652,380
School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/43	16,850,000	18,525,227
Macomb Interceptor Drain Drainage District GO,
Drain, Limited Tax, Refunding, Series A, 5.00%, 5/01/34	2,000,000	2,403,580
Drain, Limited Tax, Refunding, Series A, 5.00%, 5/01/42	7,500,000	8,845,200
Mason County CSD,
GO, Counties of Mason, Lake and Oceana, Refunding, 5.00%, 5/01/25	1,050,000	1,261,733
GO, Counties of Mason, Lake and Oceana, Refunding, 5.00%, 5/01/26	1,100,000	1,306,437
Mattawan Consolidated School District GO,
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/30	1,000,000	1,158,780
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/31	1,915,000	2,207,612
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/32	1,110,000	1,274,657
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/34	2,325,000	2,649,291
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/39	3,375,000	3,803,861
Meridian Public Schools District GO,
Refunding, 5.00%, 5/01/27	735,000	869,542
Refunding, 5.00%, 5/01/29	775,000	903,883
Refunding, 5.00%, 5/01/31	1,130,000	1,303,500

76	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority Revenue,
Clean Water Revolving Fund, Refunding, Series B, 4.00%, 10/01/30	$ 2,750,000	$ 3,056,900
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/30	4,930,000	5,790,334
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/32	2,725,000	3,162,254
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/37	4,235,000	4,798,043
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/41	27,780,000	31,238,888
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/28	5,585,000	6,411,245
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/29	5,865,000	6,697,654
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/32	10,005,000	11,181,288
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/42	12,000,000	13,125,480
Hospital, Sparrow Obligated Group, AGMC Insured, 5.00%, 11/15/42	8,000,000	8,840,560
State Revolving Fund, Clean Water, 5.00%, 10/01/28	3,000,000	3,523,500
State Revolving Fund, Clean Water, 5.00%, 10/01/29	3,000,000	3,517,080
State Revolving Fund, Clean Water, 5.00%, 10/01/32	2,000,000	2,312,940
Michigan Hospital Finance Authority Revenue,
Ascension Health Senior Credit Group, Refunding, Series F-7, 5.00%, 11/15/46	5,000,000	5,815,350
Ascension Health Senior Credit Group, Refunding, Series F-8, 5.00%, 11/15/47	10,000,000	11,595,800
Hospital, Sparrow Obligated Group, NATL Insured, Pre-Refunded, 5.00%, 11/15/31	6,090,000	6,139,268
Hospital, Sparrow Obligated Group, Pre-Refunded, 5.00%, 11/15/31	7,060,000	7,117,115
Hospital, Sparrow Obligated Group, Refunding, 5.00%, 11/15/31	2,940,000	2,961,080
Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/31	2,410,000	2,427,376
Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36	6,165,000	6,204,271
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/26	2,065,000	2,354,575
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/27	2,285,000	2,589,910
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/28	2,615,000	2,948,805
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/35	2,250,000	2,485,913
MidMichigan Obligated Group, Series A, Pre-Refunded, 6.125%, 6/01/39	5,000,000	5,450,750
Trinity Health Credit Group, Refunding, Series A-1, 6.50%, 12/01/33	915,000	976,186
Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/45	20,000,000	22,675,000
Trinity Health Credit Group, Series A-1, Pre-Refunded, 6.50%, 12/01/33	24,085,000	25,744,939
Trinity Health Credit Group, Series B, 5.00%, 12/01/48	20,000,000	21,743,600
Michigan State Building Authority Revenue,
Facilities Program, Refunding, Series I, 6.25%, 10/15/38	555,000	586,840
Facilities Program, Refunding, Series I, 5.00%, 4/15/41	13,000,000	15,137,200
Facilities Program, Refunding, Series I, 5.00%, 10/15/46	6,500,000	7,529,210
Facilities Program, Refunding, Series I-A, 5.00%, 10/15/33	5,000,000	5,786,700
Facilities Program, Refunding, Series I-A, 5.50%, 10/15/45	2,000,000	2,267,960
Facilities Program, Refunding, Series I-A, 5.25%, 10/15/47	5,000,000	5,755,950
Facilities Program, Series I, Pre-Refunded, 6.25%, 10/15/38	14,445,000	15,298,555
Michigan State HDA Rental Housing Revenue, Series A, 5.25%, 10/01/46	1,270,000	1,343,597
Michigan State Revenue, Grant Anticipation Bonds, AGMC Insured, Pre-Refunded, 5.25%, 9/15/27	9,000,000	9,010,080
Michigan State Strategic Fund Limited Obligation Revenue, The Detroit Edison Co. Pollution Control Bonds Project, Refunding, Collateralized Series BB, AMBAC Insured, 7.00%, 5/01/21	3,000,000	3,576,030
Michigan State Technological University Revenue, General, Refunding, Series A, 5.00%, 10/01/45	2,400,000	2,725,128
Michigan State University Revenue,
General, Refunding, Series C, 5.00%, 2/15/44	14,630,000	15,790,744
General, Series A, 5.00%, 8/15/40	8,500,000	9,862,550
Muskegon County GO,
Waste Water Management System No. 1, Refunding, 5.00%, 11/01/33	1,360,000	1,590,738
Waste Water Management System No. 1, Refunding, 5.00%, 11/01/36	1,735,000	2,010,067
Northview Public Schools District GO, School Building and Site, 5.00%, 5/01/41	3,000,000	3,241,020

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Oakland Schools Intermediate School District GO,
Refunding, 5.00%, 5/01/35	$ 1,500,000	$ 1,758,255
Refunding, 5.00%, 5/01/36	1,005,000	1,178,031
Oakland University Board of Trustees Revenue,
General, 5.00%, 3/01/47	7,230,000	8,248,056
General, Refunding, 5.00%, 3/01/27	1,000,000	1,163,790
General, Refunding, 5.00%, 3/01/30	1,010,000	1,162,278
General, Refunding, 5.00%, 3/01/31	1,260,000	1,441,843
General, Refunding, 5.00%, 3/01/32	1,000,000	1,136,010
General, Refunding, 5.00%, 3/01/33	1,285,000	1,454,864
General, Refunding, 5.00%, 3/01/34	1,000,000	1,128,390
General, Refunding, 5.00%, 3/01/39	3,000,000	3,347,490
Rochester Community School District GO,
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/30	350,000	417,393
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/31	1,500,000	1,773,465
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/32	5,575,000	6,548,952
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/35	6,450,000	7,463,682
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/36	2,800,000	3,233,104
Rockford Public Schools GO, School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/33	5,000,000	5,135,050
Roseville Community Schools District GO,
County of Macomb, Refunding, 5.00%, 5/01/26	1,400,000	1,699,936
County of Macomb, Refunding, 5.00%, 5/01/27	1,370,000	1,648,411
County of Macomb, Refunding, 5.00%, 5/01/28	3,040,000	3,629,334
County of Macomb, Refunding, 5.00%, 5/01/29	3,300,000	3,914,229
County of Macomb, Refunding, 5.00%, 5/01/30	1,620,000	1,910,336
County of Macomb, Refunding, 5.00%, 5/01/31	1,585,000	1,859,395
Royal Oak Hospital Finance Authority Hospital Revenue,
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/27	3,350,000	3,898,696
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/28	2,500,000	2,888,250
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/39	17,500,000	19,494,475
William Beaumont Hospital Obligated Group, Series V, Pre-Refunded, 8.25%, 9/01/39	10,000,000	10,728,200
Saginaw City School District GO, School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/38	10,555,000	10,843,679
Saginaw Valley State University Revenue,
General, AGMC Insured, Pre-Refunded, 5.00%, 7/01/28	7,050,000	7,290,687
General, Refunding, Series A, 5.00%, 7/01/30	1,750,000	2,047,465
General, Refunding, Series A, 5.00%, 7/01/31	2,170,000	2,525,967
General, Refunding, Series A, 5.00%, 7/01/33	1,240,000	1,430,873
Saline Area Schools GO,
County of Washtenaw, School Building and Site, 5.00%, 5/01/30	1,400,000	1,642,228
County of Washtenaw, School Building and Site, 5.00%, 5/01/31	500,000	583,155
County of Washtenaw, School Building and Site, 5.00%, 5/01/34	2,750,000	3,166,322
County of Washtenaw, School Building and Site, 5.00%, 5/01/36	2,950,000	3,377,248
South Haven Public Schools GO,
School Building and Site, Series B, AGMC Insured, 5.00%, 5/01/33	350,000	399,592
School Building and Site, Series B, AGMC Insured, 5.00%, 5/01/35	1,575,000	1,785,452
Trenton Public Schools GO,
School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/31	4,575,000	4,700,126
School Building and Site, AGMC Insured, Pre-Refunded, 5.00%, 5/01/38	8,150,000	8,372,902
Troy City School District GO, Refunding, 5.00%, 5/01/26	1,230,000	1,500,354

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
University of Michigan Revenue,
General, Refunding, 5.00%, 4/01/46	$2,000,000	$2,339,780
General, Refunding, Series A, 5.00%, 4/01/37	2,700,000	3,245,805
General, Refunding, Series A, 5.00%, 4/01/42	26,635,000	31,696,183
Refunding, Series A, 5.00%, 4/01/47	5,000,000	5,922,350
Warren Consolidated Schools District GO, Counties of Macomb and Oakland, School Building and Site, 5.00%, 5/01/32	2,500,000	2,776,325
Wayne County Airport Authority Revenue,
Detroit Metropolitan Wayne County Airport, Refunding, NATL Insured, 5.00%, 12/01/27	9,910,000	10,004,046
Detroit Metropolitan Wayne County Airport, Refunding, NATL Insured, 5.00%, 12/01/28	10,170,000	10,264,988
Wayne State University Revenue,
General, AGMC Insured, Pre-Refunded, 5.00%, 11/15/28	10,455,000	10,977,227
General, AGMC Insured, Pre-Refunded, 5.00%, 11/15/35	9,965,000	10,462,752
General, Refunding, AGMC Insured, 5.00%, 11/15/28	13,095,000	13,664,240
General, Refunding, AGMC Insured, 5.00%, 11/15/35	12,470,000	12,974,287
General, Refunding, Series A, 5.00%, 11/15/31	1,860,000	2,126,110
General, Refunding, Series A, 5.00%, 11/15/33	1,500,000	1,697,895
Western Michigan University Revenue,
General, AGMC Insured, Pre-Refunded, 5.00%, 11/15/28	5,500,000	5,657,410
General, AGMC Insured, Pre-Refunded, 5.00%, 11/15/32	6,410,000	6,593,454
Refunding, Series A, 5.00%, 11/15/26	1,500,000	1,794,480
Refunding, Series A, 5.00%, 11/15/27	2,160,000	2,563,898
Refunding, Series A, 5.00%, 11/15/28	1,635,000	1,926,864
Refunding, Series A, 5.00%, 11/15/29	2,000,000	2,341,720
Refunding, Series A, 5.00%, 11/15/30	2,500,000	2,906,300
Refunding, Series A, 5.00%, 11/15/40	1,560,000	1,756,841
Refunding, Series A, 5.00%, 11/15/45	2,000,000	2,240,760
Zeeland Public Schools GO,
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/31	1,530,000	1,758,092
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/33	2,000,000	2,280,440
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/34	2,000,000	2,271,620
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/35	2,000,000	2,264,320

		1,029,030,938

U.S. Territories 0.6%
Puerto Rico 0.6%
[a] Puerto Rico Sales Tax FICO Sales Tax Revenue,
First Subordinate, Series A, 6.375%, 8/01/39	10,000,000	2,600,000
First Subordinate, Series A, 6.00%, 8/01/42	15,000,000	3,900,000

		6,500,000

Total Municipal Bonds before Short Term Investments (Cost $1,007,728,133)		1,035,530,938

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value

Short Term Investments (Cost $500,000) 0.0%†
Municipal Bonds 0.0%†
Michigan 0.0%†
[b] Green Lake Township EDC Revenue, Interlochen Center for the Arts Project, Refunding, LOC Harris Trust & Savings Bank, Daily VRDN and Put, 0.82%, 6/01/34	$500,000	$500,000

Total Investments (Cost $1,008,228,133) 98.7%		1,036,030,938
Other Assets, less Liabilities 1.3%.		13,370,455

Net Assets 100.0%		$1,049,401,393

See Abbreviations on page 144.

†Rounds to less than 0.1% of net assets.

aSee Note 6 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Minnesota Tax-Free Income Fund

	Six Months Ended
	August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.27	$12.63	$12.69	$12.39	$12.98	$12.80

Income from investment operations[b]:
Net investment income[c]	0.18	0.37	0.40	0.41	0.41	0.42
Net realized and unrealized gains (losses)	0.14	(0.35)	(0.06)	0.30	(0.60)	0.18

Total from investment operations	0.32	0.02	0.34	0.71	(0.19)	0.60

Less distributions from net investment income	(0.18)	(0.38)	(0.40)	(0.41)	(0.40)	(0.42)

Net asset value, end of period	$12.41	$12.27	$12.63	$12.69	$12.39	$12.98

Total return[d]	2.62%	0.11%	2.71%	5.78%	(1.45)%	4.77%

Ratios to average net assets[e]
Expenses	0.65%	0.65%	0.64%	0.65%	0.64%	0.64%
Net investment income	2.89%	2.99%	3.16%	3.23%	3.27%	3.27%

Supplemental data
Net assets, end of period (000’s)	$693,695	$695,040	$731,215	$719,848	$717,104	$904,813
Portfolio turnover rate	2.24%	13.80%	8.61%	6.53%	6.93%	6.99%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.40	$12.76	$12.82	$12.51	$13.10	$12.92

Income from investment operations[b]:
Net investment income[c]	0.15	0.31	0.33	0.34	0.34	0.36
Net realized and unrealized gains (losses)	0.14	(0.37)	(0.06)	0.31	(0.60)	0.17

Total from investment operations	0.29	(0.06)	0.27	0.65	(0.26)	0.53

Less distributions from net investment income	(0.14)	(0.30)	(0.33)	(0.34)	(0.33)	(0.35)

Net asset value, end of period	$12.55	$12.40	$12.76	$12.82	$12.51	$13.10

Total return[d]	2.39%	(0.45)%	2.12%	5.23%	(1.97)%	4.15%

Ratios to average net assets[e]
Expenses	1.20%	1.20%	1.19%	1.20%	1.19%	1.19%
Net investment income	2.34%	2.44%	2.61%	2.68%	2.72%	2.72%

Supplemental data
Net assets, end of period (000’s)	$215,716	$223,444	$217,904	$211,768	$205,745	$270,570
Portfolio turnover rate	2.24%	13.80%	8.61%	6.53%	6.93%	6.99%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)

Period Ended
August 31, 2017
(unaudited)[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.40

Income from investment operations[b]:
Net investment income[c]	0.03
Net realized and unrealized gains (losses)	0.03

Total from investment operations	0.06

Less distributions from net investment income	(0.03)

Net asset value, end of period	$12.43

Total return[d]	0.48%

Ratios to average net assets[e]
Expenses	0.49%
Net investment income	3.05%

Supplemental data
Net assets, end of period (000’s)	$5
Portfolio turnover rate	2.24%

aFor the period August 1, 2017 (effective date) to August 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013

Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.28	$12.64	$12.70	$12.40	$12.99	$12.81

Income from investment operations[b]:
Net investment income[c]	0.19	0.39	0.41	0.42	0.42	0.44
Net realized and unrealized gains (losses)	0.15	(0.36)	(0.06)	0.30	(0.60)	0.18

Total from investment operations	0.34	0.03	0.35	0.72	(0.18)	0.62

Less distributions from net investment income .	(0.19)	(0.39)	(0.41)	(0.42)	(0.41)	(0.44)

Net asset value, end of period	$12.43	$12.28	$12.64	$12.70	$12.40	$12.99

Total return[d]	2.75%	0.20%	2.81%	5.88%	(1.35)%	4.88%

Ratios to average net assets[e]
Expenses.	0.55%	0.55%	0.54%	0.55%	0.54%	0.54%
Net investment income	2.99%	3.09%	3.26%	3.33%	3.37%	3.37%

Supplemental data
Net assets, end of period (000’s)	$170,641	$169,533	$121,685	$123,174	$98,382	$49,398
Portfolio turnover rate	2.24%	13.80%	8.61%	6.53%	6.93%	6.99%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2017 (unaudited)

Franklin Minnesota Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 99.8%
Minnesota 99.8%
Alexandria ISD No. 206 GO, School Building, Minnesota School District Credit Enhancement Program, Series A, 5.00%, 2/01/37	$11,700,000	$ 13,065,741
Anoka-Hennepin ISD No. 11 GO, Anoka and Hennepin Counties, School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, Assured Guaranty, 5.00%, 2/01/20	5,870,000	6,436,338
Bemidji GO, Sales Tax Revenue, Refunding, 5.25%, 2/01/38	12,055,000	13,510,641
Big Lake ISD No. 727 GO,
Refunding, Series B, 5.00%, 2/01/23	2,990,000	3,474,410
Refunding, Series B, 5.00%, 2/01/24	3,000,000	3,480,420
Refunding, Series B, 5.00%, 2/01/25	1,225,000	1,420,608
Blue Earth County EDA Public Project Lease Revenue, Series A, NATL Insured, 4.50%, 12/01/24	1,055,000	1,063,419
Brainerd ISD No. 181 GO,
School Building, Refunding, Series A, 4.00%, 2/01/19	5,025,000	5,246,653
School Building, Refunding, Series A, 4.00%, 2/01/20	5,025,000	5,240,924
Cambridge ISD No. 911 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 3.00%, 2/01/27	3,410,000	3,538,386
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 3.00%, 2/01/30	5,585,000	5,661,012
Center City Health Care Facilities Revenue, Hazelden Foundation Project, 5.00%, 11/01/41	1,600,000	1,654,992
Central Municipal Power Agency Revenue,
Brookings, South East Twin Cities Transmission Project, 5.00%, 1/01/32	1,150,000	1,288,506
Brookings, South East Twin Cities Transmission Project, 5.00%, 1/01/42	1,615,000	1,782,766
Chaska ISD No. 112 GO,
Alternative Facilities, Minnesota School District Credit Enhancement Program, Refunding, Series A, 5.00%, 2/01/20	4,135,000	4,531,877
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/20	4,475,000	4,798,453
Circle Pines ISD No. 12 GO,
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/32	1,450,000	879,643
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/34	1,600,000	878,320
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/35	350,000	183,071
Cloquet Public Schools ISD No. 94 GO, School Building, Series B, 5.00%, 2/01/32	3,615,000	4,294,765
Dakota County CDA, SFMR, MBS Program, Series A, GNMA Secured, 4.875%, 12/01/33	975,000	1,024,208
Duluth ISD No. 709 COP,
Full Term Certificates, Series B, AGMC Insured, Pre-Refunded, 5.00%, 2/01/28	18,890,000	19,980,709
Full Term Certificates, Series B, Pre-Refunded, 4.75%, 2/01/25	8,445,000	8,903,226
Refunding, Series A, 5.00%, 2/01/25	1,015,000	1,225,085
Refunding, Series A, 5.00%, 2/01/26	2,740,000	3,332,635
Refunding, Series A, 4.00%, 2/01/27	3,750,000	4,207,087
Refunding, Series A, 4.00%, 2/01/28	1,500,000	1,667,145
Duluth ISD No. 709 GO,
Refunding, Series B, 4.00%, 2/01/25	3,450,000	3,945,523
Refunding, Series B, 2.50%, 2/01/26	2,840,000	2,886,178
Elk River ISD No. 728 GO, School Building, Elk River Area Schools, Series A, 4.00%, 2/01/32	6,130,000	6,603,052
Farmington ISD No. 192 GO,
School Building, Refunding, Series C, 5.00%, 2/01/24	7,165,000	8,641,850
School Building, Series A, 4.00%, 2/01/28	5,230,000	5,850,592

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Fergus Falls ISD No. 544 GO, School Building, Minnesota School District Credit Enhancement Program, Series A, AGMC Insured, 5.00%, 1/01/25	$1,655,000	$ 1,676,465
Fridley ISD No. 14 GO, School Building, Fridley Public Schools, Series A, 4.00%, 2/01/28	1,005,000	1,132,394
[a] Hennepin County GO, Series C, 5.00%, 12/01/34	6,680,000	8,098,565
Hennepin County Regional Railroad Authority GO,
Refunding, Series A, 4.00%, 12/01/27	2,475,000	2,602,116
Refunding, Series A, 4.00%, 12/01/28	1,590,000	1,668,085
Hennepin County Sales Tax Revenue,
Ballpark Project, first lien, Series A, Pre-Refunded, 4.75%, 12/15/37	25,000,000	25,276,750
Ballpark Project, second lien, Series B, 5.00%, 12/15/17	1,740,000	1,760,602
Ballpark Project, second lien, Series B, 5.00%, 12/15/21	5,000,000	5,058,050
Hermantown ISD No. 700 GO, School Building, Series A, 4.00%, 2/01/29	2,310,000	2,530,975
Hutchinson ISD No. 423 GO, School Building, Minnesota School District Credit Enhancement Program, Series A, 5.00%, 2/01/28	1,685,000	2,055,228
Jackson County GO, Capital Improvement Plan, Series A, 3.125%, 2/01/38	3,000,000	3,012,720
Jordan ISD No. 717 GO,
School Building, Refunding, Series A, 5.00%, 2/01/32	1,605,000	1,880,900
School Building, Series A, 5.00%, 2/01/31	1,460,000	1,728,377
School Building, Series A, 5.00%, 2/01/33	1,700,000	2,012,494
School Building, Series A, 5.00%, 2/01/34	1,805,000	2,136,795
School Building, Series A, 5.00%, 2/01/35	1,000,000	1,183,820
School Building, Series A, Pre-Refunded, 5.00%, 2/01/32	395,000	467,609
Lakeville GO,
Refunding, Series B, 4.00%, 2/01/21	1,000,000	1,098,000
Refunding, Series B, 3.00%, 2/01/30	4,690,000	4,773,388
Lakeville ISD No. 194 GO, Alternative Facilities, Series B, 3.00%, 2/01/25	3,560,000	3,753,949
Maple Grove GO,
Improvement, Refunding, Series A, 4.00%, 2/01/21	2,100,000	2,309,496
Improvement, Refunding, Series A, 4.00%, 2/01/22	2,470,000	2,770,228
Metropolitan Council Minneapolis-St. Paul Metropolitan Area GO, Wastewater Revenue, Series C, 5.00%, 3/01/24	6,250,000	7,653,437
Minneapolis and St. Paul Housing and RDA Health Care Facilities Revenue, Children’s Hospitals and Clinics, Series A-1, AGMC Insured, 5.00%, 8/15/34	1,000,000	1,082,890
Minneapolis and St. Paul Housing and RDA Health Care System Revenue,
Allina Health System, Refunding, Series A, 5.00%, 11/15/26	2,000,000	2,476,800
Allina Health System, Refunding, Series A, 5.00%, 11/15/27	2,000,000	2,474,500
Minneapolis Health Care System Revenue,
Fairview Health Services, Refunding, Series A, 5.00%, 11/15/44	10,000,000	11,403,600
Fairview Health Services, Series B, Assured Guaranty, 6.50%, 11/15/38	29,485,000	31,397,102
Fairview Health Services, Series B, Assured Guaranty, Pre-Refunded, 6.50%, 11/15/38	5,515,000	5,881,527
Minneapolis-St. Paul Metropolitan Airports Commission Revenue,
Airport, senior bond, Refunding, Series A, 5.00%, 1/01/35	9,295,000	10,064,719
Airport, senior bond, Refunding, Series A, 5.00%, 1/01/26	6,000,000	7,492,920
Airport, senior bond, Refunding, Series A, 5.00%, 1/01/30	11,750,000	14,353,095
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/34	2,870,000	3,439,351
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/35	4,025,000	4,805,085
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/41	19,655,000	23,162,042
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/46	15,500,000	18,168,480
Airport, sub. bond, Refunding, Series B, 5.00%, 1/01/26	1,250,000	1,435,688
Airport, sub. bond, Refunding, Series B, 5.00%, 1/01/27	1,500,000	1,716,045
Airport, sub. bond, Refunding, Series B, 5.00%, 1/01/28	2,250,000	2,566,980

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Minnesota Agricultural and Economic Development Board Revenue,
Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.00%, 2/15/30	$14,600,000	$15,747,414
Health Care Facilities, Essentia Health Obligated Group, Series E, Assured Guaranty, 5.00%, 2/15/37	20,600,000	20,885,722
Minnesota Public Facilities Authority State Revenue,
Revolving Fund, Refunding, Series A, 5.00%, 3/01/24	17,010,000	20,770,571
Revolving Fund, Series C, Pre-Refunded, 5.00%, 3/01/26	16,530,000	18,175,231
Minnesota State 911 Revenue,
Public Safety Radio Communications System Project, Assured Guaranty, Pre-Refunded, 4.50%, 6/01/22	1,000,000	1,063,120
Public Safety Radio Communications System Project, Assured Guaranty, Pre-Refunded, 4.50%, 6/01/24	3,745,000	3,981,384
Public Safety Radio Communications System Project, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/24	3,000,000	3,092,250
Minnesota State Colleges and Universities Revenue,
Board of Trustees, Fund, Refunding, Series A, 5.00%, 10/01/22	1,410,000	1,662,094
Board of Trustees, Fund, Series A, 4.00%, 10/01/24	1,535,000	1,719,246
Board of Trustees, Fund, Series A, 5.00%, 10/01/28	2,135,000	2,435,245
Board of Trustees, Fund, Series A, 4.625%, 10/01/29	6,615,000	7,054,170
Minnesota State COP, Legislative Office Facility Project, 5.00%, 6/01/36	4,115,000	4,726,983
Minnesota State General Fund Revenue,
Appropriation, Refunding, Series A, 4.00%, 3/01/26	4,000,000	4,434,120
Appropriation, Refunding, Series A, 3.00%, 3/01/30	5,000,000	5,037,650
Appropriation, Refunding, Series B, 5.00%, 3/01/22	1,530,000	1,785,372
Appropriation, Series A, 5.00%, 6/01/32	7,000,000	8,211,210
Appropriation, Series A, 5.00%, 6/01/38	8,500,000	9,736,240
Minnesota State GO,
Various Purpose, Refunding, Series F, 4.00%, 10/01/24	12,720,000	14,502,708
Various Purpose, Refunding, Series F, 4.00%, 10/01/25	15,000,000	16,953,750
Various Purpose, Series A, 5.00%, 8/01/28	5,570,000	6,921,282
Various Purpose, Series A, Pre-Refunded, 4.25%, 12/01/27	5,000,000	5,368,750
Various Purpose, Series A, Pre-Refunded, 4.50%, 12/01/28	15,540,000	16,771,856
Various Purpose, Series H, 5.00%, 11/01/27	325,000	352,905
Various Purpose, Series H, Pre-refunded, 5.00%, 11/01/27	2,175,000	2,361,745
Minnesota State HFA Homeownership Finance Revenue,
MBS Program, Series E, GNMA Secured, 4.45%, 7/01/31	2,845,000	2,989,042
MBS Program, Series G, GNMA Secured, 4.00%, 7/01/26	1,500,000	1,572,780
MBS Program, Series G, GNMA Secured, 4.40%, 7/01/32	2,515,000	2,636,902
Minnesota State HFAR,
Nonprofit Housing State Appropriation, 4.00%, 8/01/29	3,675,000	3,846,659
Nonprofit Housing State Appropriation, 5.00%, 8/01/31	2,225,000	2,493,046
Residential Housing Finance, Refunding, Series B, 3.10%, 7/01/35	8,690,000	8,566,602
Residential Housing Finance, Series E, 4.90%, 7/01/29	6,325,000	6,526,325
Residential Housing Finance, Series E, 5.10%, 1/01/40	5,965,000	6,146,932
Minnesota State Higher Education Facilities Authority Revenue,
Carleton College, Series 7-D, Pre-Refunded, 5.00%, 3/01/40	4,000,000	4,244,000
College of St. Olaf, Refunding, Series 8-N, 4.00%, 10/01/33	1,500,000	1,645,785
College of St. Olaf, Refunding, Series 8-N, 4.00%, 10/01/35	500,000	543,575
Macalester College, Series 7-I, 5.00%, 6/01/35	5,000,000	5,488,500
University of St. Thomas, Refunding, Series 8-L, 5.00%, 4/01/35	750,000	868,733

franklintempleton.com	Semiannual Report	87

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Minnesota State Higher Education Facilities Authority Revenue, (continued)
University of St. Thomas, Refunding, Series 8-M, 4.00%, 4/01/22	$1,215,000	$1,355,490
University of St. Thomas, Series 7-A, 5.00%, 10/01/29	5,420,000	5,811,974
University of St. Thomas, Series 7-A, 5.00%, 10/01/39	4,485,000	4,782,759
University of St. Thomas, Series 8-L, 4.00%, 4/01/31	4,200,000	4,578,210
Minnesota State Municipal Power Agency Electric Revenue,
4.00%, 10/01/41	4,680,000	5,010,689
5.00%, 10/01/47	4,650,000	5,387,583
Refunding, Series A, 4.00%, 10/01/31	1,265,000	1,376,965
Refunding, Series A, 4.00%, 10/01/32	1,200,000	1,301,376
Refunding, Series A, 4.00%, 10/01/33	1,000,000	1,080,460
Refunding, Series A, 5.00%, 10/01/34	1,000,000	1,142,260
Refunding, Series A, 5.00%, 10/01/35	1,005,000	1,144,514
Series A, 5.25%, 10/01/35	12,000,000	13,291,440
New London-Spicer Schools ISD No. 345 GO,
School Building, Series A, 4.00%, 2/01/28	1,160,000	1,307,042
School Building, Series A, 4.00%, 2/01/29	1,095,000	1,216,140
School Building, Series A, 4.00%, 2/01/31	1,300,000	1,424,215
New Prague ISD No. 721 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/22	3,090,000	3,381,943
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/23	3,045,000	3,315,640
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/24	3,245,000	3,519,851
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/25	3,300,000	3,562,383
Northern Municipal Power Agency Electric System Revenue,
Refunding, Series A, Assured Guaranty, 5.00%, 1/01/21	1,505,000	1,523,000
Series A, 5.00%, 1/01/30	1,190,000	1,353,804
Series A, AMBAC Insured, Pre-Refunded, 5.00%, 1/01/26	2,000,000	2,026,580
Northfield ISD No. 659 GO, School Building, Refunding, Series A, 4.00%, 2/01/20	3,420,000	3,566,444
Perham ISD No. 549 GO,
Perham Dent Public Schools, School Building, Series A, 4.00%, 2/01/27	715,000	798,247
Perham Dent Public Schools, School Building, Series A, 4.00%, 2/01/28	1,045,000	1,154,777
Perham Dent Public Schools, School Building, Series A, 4.00%, 2/01/29	500,000	547,830
Ramsey GO,
Capital Improvement Plan, Refunding, Series A, 3.00%, 12/15/28	1,105,000	1,129,951
Capital Improvement Plan, Refunding, Series A, 3.375%, 12/15/31	1,215,000	1,261,826
Rochester Electricity Utility Revenue,
Refunding, Series A, 5.00%, 12/01/42	2,000,000	2,348,720
Refunding, Series A, 5.00%, 12/01/47	9,210,000	10,742,544
Series B, 5.00%, 12/01/43	1,000,000	1,149,100
Rochester Health Care Facilities Revenue,
[b] Mayo Clinic, Mandatory Put, Series C, 4.50%, 11/15/21.	10,190,000	11,553,830
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/33	4,425,000	5,705,329
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/34	10,235,000	13,225,258
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/35	5,000,000	6,476,000
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/36	3,200,000	4,155,936
Mayo Clinic, Series D, 5.00%, 11/15/38	5,000,000	5,419,800
Mayo Clinic, Series E, 5.00%, 11/15/38	20,000,000	21,679,200

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Rosemount ISD No. 196 GO,
School Building, Refunding, Series C, 4.00%, 2/01/21	$1,365,000	$1,501,172
School Building, Refunding, Series C, 4.00%, 2/01/22	2,380,000	2,674,739
Sartell ISD No. 748 GO,
Capital Appreciation, School Building, Series B, zero cpn., 2/01/36	3,000,000	1,618,980
Capital Appreciation, School Building, Series B, zero cpn., 2/01/37	2,820,000	1,463,270
Capital Appreciation, School Building, Series B, zero cpn., 2/01/38	5,220,000	2,602,849
Capital Appreciation, School Building, Series B, zero cpn., 2/01/39	2,820,000	1,347,593
School Building, Series A, 5.00%, 2/01/26	1,500,000	1,835,910
School Building, Series A, 5.00%, 2/01/27	2,075,000	2,526,810
Scott County GO, Capital Improvement Plan, Series A, AMBAC Insured, 5.00%, 12/01/27	5,590,000	5,640,086
South Washington County ISD No. 833 GO,
School Building, Series A, 4.00%, 2/01/29	4,220,000	4,703,781
School Building, Series A, 4.00%, 2/01/30	9,640,000	10,637,354
Southern Minnesota Municipal Power Agency Power Supply System Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/19	5,875,000	5,782,234
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/20	14,035,000	13,600,617
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/23	4,000,000	3,647,840
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/26	5,395,000	4,463,985
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/27	6,600,000	5,245,482
Capital Appreciation, Refunding, Series C, AMBAC Insured, zero cpn., 1/01/18	15,935,000	15,881,299
Refunding, Series A, 5.00%, 1/01/46	9,345,000	10,623,209
Series A, Pre-Refunded, 5.00%, 1/01/21	1,000,000	1,054,460
Series A, Pre-Refunded, 5.00%, 1/01/22	2,060,000	2,172,188
Series A, Pre-Refunded, 5.50%, 1/01/24	1,000,000	1,061,010
Series A, Pre-Refunded, 5.25%, 1/01/30	2,000,000	2,115,460
St. Cloud Health Care Revenue,
CentraCare Health System, Refunding, Series A, 5.125%, 5/01/30	750,000	815,318
CentraCare Health System, Refunding, Series A, 4.00%, 5/01/37	12,310,000	12,972,524
CentraCare Health System, Series A, Pre-Refunded, 5.125%, 5/01/30	9,250,000	10,256,585
CentraCare Health System Project, Series D, Assured Guaranty, Pre-Refunded, 5.375%, 5/01/31	1,000,000	1,072,890
CentraCare Health System Project, Series D, Assured Guaranty, Pre-Refunded, 5.50%, 5/01/39	27,400,000	29,453,356
St. Cloud Public Schools ISD No. 742 COP, 4.00%, 2/01/38	1,000,000	1,040,280
St. Cloud Public Schools ISD No. 742 GO,
Series A, 4.00%, 2/01/28	2,080,000	2,329,912
Series A, 4.00%, 2/01/29	1,000,000	1,112,930
Series B, 4.00%, 2/01/30	4,060,000	4,545,048
Series B, 4.00%, 2/01/36	2,500,000	2,701,775
Series B, 4.00%, 2/01/37	2,250,000	2,426,377
St. Michael ISD No. 885 GO, Refunding, Series A, 4.25%, 2/01/32	10,295,000	11,166,781
St. Paul Housing and RDA Health Care System Revenue,
Allina Health System, Refunding, Series A-1, 5.25%, 11/15/29	2,440,000	2,656,965
Allina Health System, Series A, NATL Insured, 5.00%, 11/15/22	5,000,000	5,039,850
Allina Health System, Series A-1, Pre-Refunded, 5.25%, 11/15/29	2,560,000	2,797,594
Fairview Health Services, Refunding, Series A, 3.125%, 11/15/32.	2,000,000	1,974,880
Fairview Health Services, Refunding, Series A, 4.00%, 11/15/43	3,000,000	3,140,640
St. Paul ISD No. 625 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series B, 5.00%, 2/01/24	2,925,000	3,462,673
School Building, Minnesota School District Credit Enhancement Program, Series A, 3.00%, 2/01/30	1,385,000	1,399,750
School Building, Minnesota School District Credit Enhancement Program, Series A, 3.00%, 2/01/31	1,195,000	1,203,843

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
St. Paul Sales Tax Revenue,
Series G, 5.00%, 11/01/31	$1,000,000	$1,166,350
Series G, 5.00%, 11/01/32	1,000,000	1,158,520
sub. bond, Series A, XLCA Insured, Pre-Refunded, 5.00%, 11/01/30	7,360,000	7,407,472
University of Minnesota GO,
Series A, 4.00%, 2/01/26	2,425,000	2,697,133
Series A, 5.25%, 4/01/29	1,000,000	1,066,500
Series A, 5.125%, 4/01/34	1,000,000	1,061,320
Series A, 5.00%, 4/01/41	5,000,000	5,845,300
Series B, 5.00%, 1/01/38	4,500,000	5,176,395
University of Minnesota Revenue,
Special Purpose, State Supported Stadium Debt, Refunding, Series A, 5.00%, 8/01/25	5,000,000	6,206,900
Special Purpose, State Supported Stadium Debt, Refunding, Series A, 5.00%, 8/01/28	7,225,000	8,690,808
State Supported Biomedical Science Research Facilities Funding Program, Series B, 5.00%, 8/01/36	5,000,000	5,594,300
Waconia ISD No. 110 GO, School Building, Refunding, Series B, 4.125%, 2/01/22	3,000,000	3,081,270
Western Minnesota Municipal Power Agency Revenue,
Refunding, Series A, 5.00%, 1/01/24	5,000,000	5,891,400
Refunding, Series A, 5.00%, 1/01/25	3,370,000	3,961,368
Refunding, Series A, 5.00%, 1/01/29	1,200,000	1,397,244
Refunding, Series A, 5.00%, 1/01/35	3,000,000	3,498,780
Refunding, Series A, 5.00%, 1/01/36	2,035,000	2,358,585
Series A, 5.00%, 1/01/20	3,725,000	4,066,620
Series A, 5.00%, 1/01/40	8,075,000	9,097,053
Series A, 5.00%, 1/01/46	11,870,000	13,292,145
Willmar GO, Rice Memorial Hospital Project, Refunding, Series A, 3.00%, 2/01/29	1,000,000	1,011,950

Total Municipal Bonds before Short Term Investments (Cost $1,027,696,892)		1,077,886,223

Short Term Investments 0.2%
Municipal Bonds 0.2%
Minnesota 0.2%
[c] Minneapolis and St. Paul Housing and RDA Health Care System Revenue,
Allina Health System, Refunding, Series B-1, LOC JPMorgan Chase Bank, Daily VRDN and Put, 0.81%, 11/15/35	800,000	800,000
Allina Health System, Refunding, Series B-2, LOC JPMorgan Chase Bank, Daily VRDN and Put, 0.82%, 11/15/35	1,800,000	1,800,000

Total Short Term Investments (Cost $2,600,000)		2,600,000

Total Investments (Cost $1,030,296,892) 100.0%		1,080,486,223
Other Assets, less Liabilities (0.0)%†		(428,490)

Net Assets 100.0%		$1,080,057,733

See Abbreviations on page 144.

†Rounds to less than 0.1% of net assets.

aSecurity purchased on a delayed delivery basis. See Note 1(b).

bThe maturity date shown represents the mandatory put date.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Ohio Tax-Free Income Fund

	Six Months Ended
	August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.56	$12.90	$12.91	$12.44	$13.12	$12.96

Income from investment operations[b]:
Net investment income[c]	0.19	0.41	0.44	0.46	0.48	0.48
Net realized and unrealized gains (losses)	0.19	(0.34)	(0.01)	0.49	(0.71)	0.15

Total from investment operations	0.38	0.07	0.43	0.95	(0.23)	0.63

Less distributions from net investment income	(0.19)	(0.41)	(0.44)	(0.48)	(0.45)	(0.47)

Net asset value, end of period	$12.75	$12.56	$12.90	$12.91	$12.44	$13.12

Total return[d]	3.08%	0.52%	3.43%	7.76%	(1.69)%	4.96%

Ratios to average net assets[e]
Expenses	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%
Net investment income	3.03%	3.17%	3.41%	3.65%	3.86%	3.69%

Supplemental data
Net assets, end of period (000’s)	$1,128,796	$1,120,704	$1,186,318	$1,160,630	$1,144,885	$1,445,535
Portfolio turnover rate	6.79%	14.17%	6.53%	13.88%	8.78%	9.69%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	91

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.72	$13.06	$13.07	$12.58	$13.27	$13.10

Income from investment operations[b]:
Net investment income[c]	0.16	0.34	0.37	0.40	0.42	0.42
Net realized and unrealized gains (losses)	0.20	(0.34)	(0.01)	0.50	(0.73)	0.15

Total from investment operations	0.36	—	0.36	0.90	(0.31)	0.57

Less distributions from net investment income	(0.16)	(0.34)	(0.37)	(0.41)	(0.38)	(0.40)

Net asset value, end of period	$12.92	$12.72	$13.06	$13.07	$12.58	$13.27

Total return[d]	2.83%	(0.05)%	2.82%	7.25%	(2.28)%	4.41%

Ratios to average net assets[e]
Expenses	1.18%	1.18%	1.18%	1.18%	1.18%	1.18%
Net investment income	2.48%	2.62%	2.86%	3.10%	3.31%	3.14%

Supplemental data
Net assets, end of period (000’s)	$324,583	$330,566	$322,560	$312,055	$301,447	$416,262
Portfolio turnover rate	6.79%	14.17%	6.53%	13.88%	8.78%	9.69%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

92	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)

Period Ended August 31, 2017 (unaudited)[a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.73

Income from investment operations[b]:
Net investment income[c]	0.03
Net realized and unrealized gains (losses)	0.03

Total from investment operations	0.06

Less distributions from net investment income	(0.03)

Net asset value, end of period	$12.76

Total return[d]	0.49%

Ratios to average net assets[e]
Expenses	0.48%
Net investment income	3.18%

Supplemental data
Net assets, end of period (000’s)	$5
Portfolio turnover rate	6.79%

aFor the period August 1, 2017 (effective date) to August 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	93

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2017	Year Ended February 28,
	(unaudited)	2017	2016[a]	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.57	$12.91	$12.92	$12.44	$13.12	$12.96

Income from investment operations[b]:
Net investment income[c]	0.20	0.42	0.45	0.48	0.49	0.50
Net realized and unrealized gains (losses)	0.20	(0.34)	(0.01)	0.49	(0.71)	0.15

Total from investment operations	0.40	0.08	0.44	0.97	(0.22)	0.65

Less distributions from net investment income	(0.20)	(0.42)	(0.45)	(0.49)	(0.46)	(0.49)

Net asset value, end of period	$12.77	$12.57	$12.91	$12.92	$12.44	$13.12

Total return[d]	3.20%	0.62%	3.53%	7.95%	(1.59)%	5.07%

Ratios to average net assets[e]
Expenses	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income	3.13%	3.27%	3.51%	3.75%	3.96%	3.79%

Supplemental data
Net assets, end of period (000’s)	$162,508	$143,603	$80,279	$73,386	$37,153	$45,364
Portfolio turnover rate	6.79%	14.17%	6.53%	13.88%	8.78%	9.69%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

94	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2017 (unaudited)

Franklin Ohio Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 99.3%
Ohio 99.3%
Akron Income Tax Revenue,
Community Learning Centers, 5.00%, 12/01/33	$4,250,000	$4,887,585
Community Learning Centers, Series A, 4.50%, 12/01/33	10,000,000	10,717,500
Allen County Hospital Facilities Revenue,
Catholic Healthcare Partners, Refunding, Series A, 5.25%, 6/01/38	15,000,000	16,333,200
Catholic Healthcare Partners, Refunding, Series B, 5.25%, 9/01/27	7,570,000	8,384,229
American Municipal Power Inc. Revenue,
Combined Hydroelectric Projects, Green Bonds, Refunding, Series A, 5.00%, 2/15/46	7,500,000	8,497,575
Greenup Hydroelectric Project, Series A, 4.00%, 2/15/36	1,000,000	1,049,690
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/28	5,000,000	5,790,950
Prairie State Energy Campus Project, Refunding, Series A, Assured Guaranty, 5.25%, 2/15/33	1,725,000	1,754,498
Prairie State Energy Campus Project, Refunding, Series A, BAM Insured, 5.25%, 2/15/31	10,000,000	11,554,200
Prairie State Energy Campus Project, Refunding, Series A, BHAC Insured, 5.00%, 2/15/38	1,275,000	1,295,069
Prairie State Energy Campus Project, Series A, Assured Guaranty, Pre-Refunded, 5.25%, 2/15/33	28,275,000	28,830,886
Prairie State Energy Campus Project, Series A, BHAC Insured, Pre-Refunded, 5.00%, 2/15/38	20,725,000	21,109,656
Anthony Wayne Local School District GO, Lucas Wood and Fulton Counties, School Facilities Construction and Improvement, Series A, 4.00%, 12/01/39	3,000,000	3,139,230
Ashland City School District GO, Classroom Facilities and School Improvement, Series 2, 4.00%, 11/01/49	6,685,000	6,752,117
Bath Local School District GO,
School Improvement, AGMC Insured, 4.00%, 12/01/44	1,295,000	1,327,362
School Improvement, AGMC Insured, 5.00%, 12/01/49	5,380,000	5,709,256
Beaver Local School District GO, School Facilities, 4.00%, 12/01/40	3,000,000	3,108,600
Bowling Green State University Revenue, General Receipts, Refunding, Series B, 5.00%, 6/01/42	3,250,000	3,768,343
Brookfield Local School District GO, School Facilities Improvement, AGMC Insured, 5.25%, 1/15/36	1,300,000	1,319,032
Brooklyn City School District GO,
School Improvement, AGMC Insured, Pre-Refunded, 5.25%, 12/01/43	3,000,000	3,404,940
School Improvement, AGMC Insured, Pre-Refunded, 5.50%, 12/01/49	7,780,000	8,891,995
School Improvement, Refunding, 5.00%, 12/01/38	1,905,000	2,221,040
School Improvement, Refunding, AGMC Insured, 5.00%, 12/01/49	9,000,000	10,402,650
Butler County Hospital Facilities Revenue,
Cincinnati Children’s Hospital Medical Center, Refunding, Series X, 5.00%, 5/15/29	6,750,000	8,358,592
Kettering Health Network Obligated Group Project, 6.375%, 4/01/36	5,000,000	5,777,950
Kettering Health Network Obligated Group Project, 5.625%, 4/01/41	5,000,000	5,570,150
UC Health, Refunding, 5.00%, 11/15/45.	20,270,000	22,999,153
Canal Winchester Local School District GO,
Capital Appreciation, NATL Insured, zero cpn., 12/01/32	3,955,000	2,460,287
Capital Appreciation, NATL Insured, zero cpn., 12/01/33	2,000,000	1,190,660
Central Solid Waste Authority GO,
Improvement, Solid Waste Facilities, Pre-Refunded, 4.00%, 12/01/32	1,505,000	1,697,685
Improvement and Refunding, Solid Waste Facilities, 4.00%, 12/01/32	15,440,000	16,517,866
Chillicothe City School District GO,
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/22	1,905,000	1,721,834
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/23	1,905,000	1,666,132
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/24	1,905,000	1,606,391
Chillicothe Hospital Facilities Revenue, Adena Health System Obligated Group Project, Refunding and Improvement, 5.00%, 12/01/37	5,000,000	5,737,700
Cincinnati City School District GO,
Classroom Facilities Construction and Improvement, Refunding, NATL Insured, 5.25%, 12/01/27	14,900,000	18,981,706
Classroom Facilities Construction and Improvement, Refunding, NATL Insured, 5.25%, 12/01/28	8,180,000	10,473,018

franklintempleton.com	Semiannual Report	95

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Cincinnati GO,
Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/18	$2,000,000	$2,103,340
Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/19	5,925,000	6,451,851
Various Purpose, Improvement and Refunding, Series A, 5.25%, 12/01/40	6,500,000	7,669,805
City of Akron Waterworks System Mortgage Revenue, Refunding and Improvement, Assured Guaranty, 5.00%, 3/01/34	1,000,000	1,038,480
Cleveland Airport System Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 1/01/30	3,000,000	3,365,280
Refunding, Series A, AGMC Insured, 5.00%, 1/01/31	1,500,000	1,680,660
Series C, Assured Guaranty, 5.00%, 1/01/27	27,385,000	28,672,643
Cleveland GO, Various Purpose, Refunding, 5.00%, 12/01/30	3,000,000	3,474,330
Cleveland Municipal School District GO,
School Improvement, Refunding, 5.00%, 12/01/25	3,600,000	4,240,080
School Improvement, Refunding, 5.00%, 12/01/27	1,000,000	1,176,700
Cleveland Public Power System Revenue,
Capital Appreciation, Series B-2, NATL Insured, zero cpn., 11/15/38	10,000,000	4,437,000
Series B-1, NATL Insured, 5.00%, 11/15/28	2,000,000	2,049,900
Series B-1, NATL Insured, 5.00%, 11/15/38	10,000,000	10,228,500
Cleveland Water PCR, Green Bonds, 5.00%, 11/15/41	2,000,000	2,286,960
Columbus GO,
Various Purpose, Refunding, Series 3, 5.00%, 2/15/27	15,000,000	19,105,650
Various Purpose, Refunding, Series 3, 5.00%, 2/15/28	5,500,000	6,902,390
Various Purpose, Series A, 5.00%, 2/15/23	14,365,000	17,190,308
Various Purpose, Series A, 5.00%, 2/15/24	12,655,000	15,451,755
Various Purpose, Series A, 5.00%, 2/15/25	5,000,000	6,067,250
Columbus Metropolitan Library Special Obligation Revenue,
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/27	3,765,000	4,057,465
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/28	2,970,000	3,185,117
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/29	4,125,000	4,403,603
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/37	6,620,000	6,857,658
Columbus Sewerage System Revenue,
Refunding, 5.00%, 6/01/29	5,000,000	6,089,250
Refunding, 4.00%, 6/01/31	15,000,000	16,397,250
Coventry Local School District GO, School Improvement, 5.25%, 11/01/47	5,000,000	5,369,250
Cuyahoga Community College District General Receipts Revenue, Series D, 5.00%, 8/01/32	2,310,000	2,656,523
Cuyahoga County EDR, Recovery Zone Facility, Medical Mart/Convention Center Project, Series F, 5.00%, 12/01/27	15,000,000	16,859,700
Cuyahoga County Excise Tax Revenue,
Sports Facilities Improvement Project, 5.00%, 12/01/24	1,000,000	1,191,190
Sports Facilities Improvement Project, 5.00%, 12/01/25	500,000	592,670
Dayton City School District GO, Refunding, 5.00%, 11/01/30	5,000,000	6,234,400
Dayton Metro Library GO, Library Improvement, Series A, 4.75%, 12/01/38	20,000,000	22,214,000
Deer Park Community City School District GO, County of Hamilton, School Improvement, Refunding, Series A, 5.25%, 12/01/53	3,000,000	3,480,750
Defiance City School District GO, Various Purpose, 5.00%, 12/01/46	6,635,000	7,598,336
Delaware City School District GO, School Facilities Construction and Improvement, 5.75%, 12/01/49	6,000,000	6,924,780
Delaware General Income Tax Special Obligation, 4.75%, 12/01/37	4,000,000	4,282,000
Elyria City School District GO, Classroom Facilities and School Improvement, Series A, 5.00%, 12/01/43	5,500,000	6,357,395
Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue Anticipation, Refunding, 5.00%, 12/01/35	20,000,000	23,232,600

96	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Franklin County Hospital Facilities Revenue,
Nationwide Children’s Hospital Project, Refunding, Series C, 5.00%, 11/01/34	$2,600,000	$3,049,566
Nationwide Children’s Hospital Project, Refunding, Series C, 4.00%, 11/01/40	5,000,000	5,174,050
OhioHealth Corp., 5.00%, 5/15/33	6,290,000	7,241,362
Franklin County Hospital Revenue, Improvement, Nationwide Children’s Hospital Project, Pre-Refunded, 5.25%, 11/01/40	15,000,000	16,384,500
Franklin County Revenue, Trinity Health Credit Group, Series OH, 5.00%, 12/01/46	7,500,000	8,553,975
Fremont City School District GO, Sandusky County, School Facilities Construction and Improvement, Series A, 5.00%, 1/15/49	13,970,000	15,899,676
Greene County Hospital Facilities Revenue, Kettering Health Network Obligated Group Project, 5.50%, 4/01/39	12,930,000	13,615,290
Greenville City School District GO, School Improvement, 5.25%, 1/01/41	2,000,000	2,306,160
Groveport-Madison Local School District GO, School Facilities Construction and Improvement, 5.00%, 10/01/44	6,205,000	7,075,561
Hamilton County Hospital Facilities Revenue, TriHealth Inc. Obligated Group Project, Series A, 5.00%, 8/15/42	5,000,000	5,670,000
Hamilton County Sewer System Revenue, The Metropolitan Sewer District of Greater Cincinnati,
Refunding, Series A, 5.00%, 12/01/27	6,875,000	8,335,181
Hamilton County Student Housing Revenue,
Stratford Heights Project, University of Cincinnati, Refunding, AGMC Insured, 5.00%, 6/01/30	7,000,000	7,575,680
Stratford Heights Project, University of Cincinnati, Refunding, AGMC Insured, 4.75%, 6/01/39	7,000,000	7,343,630
Hilliard School District GO,
Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn., 12/01/19	2,190,000	2,133,608
Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn., 12/01/20	4,525,000	4,337,801
School Improvement, 4.00%, 12/01/46	10,000,000	10,593,900
Huber Heights City School District GO,
School Improvement, Pre-Refunded, 5.00%, 12/01/33	4,500,000	4,906,440
School Improvement, Pre-Refunded, 5.00%, 12/01/36	5,000,000	5,451,600
JobsOhio Beverage System Statewide Liquor Profits Revenue, senior lien, Series A, 5.00%, 1/01/38	26,010,000	29,228,998
Kent State University Revenues, General Receipts, Series B, Assured Guaranty, 4.25%, 5/01/31	2,395,000	2,490,872
Lakewood City School District GO,
School Facilities Improvement, Refunding, Series A, 5.00%, 11/01/43	10,895,000	12,510,511
School Improvement, Refunding, AGMC Insured, 4.50%, 12/01/31	1,000,000	1,007,160
Lakota Local School District GO,
Butler County, Refunding, Series A, NATL Insured, 5.25%, 12/01/26	2,000,000	2,522,520
Butler County, Refunding, Series C, 5.00%, 12/01/30	4,035,000	4,846,600
Lancaster City School District GO, Fairfield County, School Facilities Construction and Improvement, 5.00%, 10/01/49	10,000,000	11,213,600
Lorain County Hospital Revenue,
Catholic Healthcare Partners, Refunding, Series C-1, AGMC Insured, 5.00%, 4/01/33	19,410,000	19,833,138
Catholic Healthcare Partners, Refunding, Series C-2, AGMC Insured, 5.00%, 4/01/33	8,000,000	8,175,120
Lucas County GO, Various Purpose, Pre-Refunded, 4.50%, 10/01/35	10,685,000	11,101,608
Lucas-Plaza HDC Revenue, Refunding, FHA Insured, ETM, zero cpn., 6/01/24	35,230,000	31,265,920
Madeira City School District GO, School Improvement, Refunding, AGMC Insured, 5.25%, 12/01/32	9,605,000	12,334,741
Mahoning County Career and Technical Center Board of Education COP, Series B, 4.75%, 12/01/36	3,500,000	3,525,445
Mahoning County Hospital Facilities Revenue, Western Reserve Care System Project, NATL Insured, ETM, 5.50%, 10/15/25	4,380,000	5,111,022
Marysville Exempted Village School District GO,
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/20	1,000,000	953,400
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/21	1,000,000	933,930

franklintempleton.com	Semiannual Report	97

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Marysville Wastewater Treatment System Revenue,
Assured Guaranty, Pre-Refunded, 4.25%, 12/01/27	$1,170,000	$ 1,179,606
Assured Guaranty, Pre-Refunded, 4.75%, 12/01/47	5,000,000	5,046,900
Refunding, BAM Insured, 4.00%, 12/01/40	3,015,000	3,116,364
Refunding, BAM Insured, 4.00%, 12/01/46	9,370,000	9,648,195
Refunding, BAM Insured, 5.00%, 12/01/47	5,035,000	5,633,309
Marysville Water System Mortgage Revenue, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/32	1,250,000	1,262,463
Medina School District COP, School Facilities Project, Assured Guaranty, Pre-Refunded, 5.25%, 12/01/31	5,725,000	5,911,520
Miami University Revenue,
General Receipts, Refunding, 5.00%, 9/01/31	4,000,000	4,528,120
General Receipts, Refunding, 5.00%, 9/01/31	2,320,000	2,709,087
General Receipts, Refunding, 5.00%, 9/01/34	3,500,000	4,038,300
General Receipts, Refunding, 5.00%, 9/01/41	5,000,000	5,791,100
Middletown City School District GO,
Counties of Butler and Warren, School Improvement, 5.25%, 12/01/40	2,625,000	3,045,604
Counties of Butler and Warren, School Improvement, 5.25%, 12/01/48	15,000,000	17,067,450
Montgomery County Revenue,
Catholic Health Initiatives, Refunding, Series A, 5.50%, 5/01/34	8,165,000	8,500,826
Catholic Health Initiatives, Series A, Pre-Refunded, 5.50%, 5/01/34	4,335,000	4,659,865
Catholic Health Initiatives, Series C-1, AGMC Insured, Pre-Refunded, 5.00%, 10/01/41	10,000,000	10,270,000
Napoleon City School District GO, School Facilities Construction and Improvement, 5.00%, 12/01/49	11,460,000	12,533,229
New Albany Plain Local School District GO, School Improvement, Refunding, 4.00%, 12/01/49	10,000,000	10,304,500
Northeast Regional Sewer District Revenue,
Wastewater Improvement, Refunding, 5.00%, 11/15/32	5,500,000	6,498,965
Wastewater Improvement, Refunding, 4.00%, 11/15/49	6,000,000	6,239,400
Northmont City School District GO, School Improvement, Series A, 5.00%, 11/01/49	5,130,000	5,607,295
Northwest Local School District Hamilton and Butler Counties GO, School Improvement, 5.00%, 12/01/45	3,760,000	4,290,198
Norwood City School District GO,
School Improvement, Series A, 5.00%, 11/01/46	5,000,000	5,703,750
School Improvement, Series A, 5.25%, 11/01/51	7,645,000	8,827,299
Ohio Center for Local Government Capital Asset Financing Program Fractionalized Interests GO,
AGMC Insured, 4.875%, 12/01/18	173,264	173,754
AGMC Insured, 5.25%, 12/01/23	540,000	541,010
Ohio HFA Capital Fund Revenue, Series A, AGMC Insured, 5.00%, 4/01/27	5,545,000	5,559,084
Ohio State Air Quality Development Authority Revenue, Environmental Improvement, Buckeye Power Inc. Project, 6.00%, 12/01/40	6,020,000	6,917,763
Ohio State GO,
Common School, Series A, 5.00%, 3/15/36	5,000,000	5,846,600
Infrastructure Improvement, Refunding, Series A, 5.00%, 9/01/28	5,465,000	7,025,039
Ohio State Higher Educational Facility Commission Revenue,
Case Western Reserve University Project, Refunding, 5.00%, 12/01/40	6,000,000	6,945,780
Denison University Project, Refunding and Improvement, 5.00%, 11/01/26	1,445,000	1,664,409
Hospital Facilities, Summa Health System, 2010 Project, Refunding, AGMC Insured, 5.25%, 11/15/40	21,805,000	23,338,110
Hospital Facilities, Summa Health System, AGMC Insured, 5.75%, 11/15/40	1,665,000	1,830,534
Hospital Facilities, Summa Health System, AGMC Insured, Pre-Refunded, 5.75%, 11/15/40	2,835,000	3,194,932
Kenyon College Project, Pre-Refunded, 5.25%, 7/01/44	20,460,000	22,853,002
Kenyon College Project, Refunding, 5.00%, 7/01/42	10,500,000	11,847,150
Kenyon College Project, Refunding, 4.00%, 7/01/44	10,000,000	10,399,300
Kenyon College Project, Refunding, 5.25%, 7/01/44	9,540,000	10,459,942
Xavier University Project, 5.00%, 5/01/40	14,500,000	15,536,315

98	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Ohio State Higher Educational Facility Commission Revenue, (continued)
Xavier University Project, 4.375%, 5/01/42	$8,070,000	$ 8,372,867
[a] Ohio State Hospital Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series A, 3.25%, 1/01/35	10,000,000	9,960,300
Ohio State Turnpike and Infrastructure Commission Revenue, Infrastructure Projects, junior lien, Series A-1, 5.25%, 2/15/33	4,200,000	4,921,728
Ohio State Turnpike Commission Revenue,
Capital Appreciation, junior lien, Series A-2, BAM Insured, zero cpn., 2/15/38	3,665,000	1,725,262
Capital Appreciation, junior lien, Series A-2, zero cpn., 2/15/43	10,485,000	3,818,427
Ohio State Turnpike Commission Turnpike Revenue, Refunding, Series A, NATL Insured, 5.50%, 2/15/24	16,000,000	19,157,920
Ohio State University Revenue, General Receipts, Series A, 4.00%, 12/01/30	4,325,000	4,701,102
Ohio State Water Development Authority Revenue,
Drinking Water Assistance Fund, 4.00%, 12/01/32	3,000,000	3,316,830
Drinking Water Assistance Fund, 4.00%, 12/01/33	6,000,000	6,602,700
Fresh Water, Series B, 5.00%, 6/01/27	4,775,000	6,037,223
Fresh Water, Series B, 5.00%, 12/01/27	5,000,000	6,302,350
Ohio State Water Development Authority Water PCR,
Series A, 5.00%, 12/01/25	6,350,000	7,959,534
Series A, 5.00%, 6/01/26	10,000,000	12,612,700
Ohio University General Receipts Athens Revenue, Refunding, Series A, 5.00%, 12/01/44	7,000,000	8,097,320
Olentangy Local School District GO,
Delaware and Franklin Counties, School Facilities Construction and Improvement, 5.00%, 12/01/41	2,125,000	2,486,781
School Facilities Construction and Improvement, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/36	7,505,000	7,738,631
Perrysburg Exempted Village School GO, School Facilities Construction and Improvement, 5.00%, 12/01/38	3,225,000	3,709,460
Princeton City School District COP, Board of Education, School Facilities Project, 4.50%, 12/01/41	3,000,000	3,188,700
Princeton City School District GO,
School Improvement, Capital Appreciation, Refunding, zero cpn., 12/01/40	6,000,000	2,467,980
School Improvement, Capital Appreciation, Refunding, zero cpn., 12/01/41	6,000,000	2,358,480
School Improvement, Refunding, 5.00%, 12/01/39	12,000,000	13,828,200
Reading Community City School District GO, Classroom Facilities, Refunding, Series A, 5.00%, 11/01/46	2,000,000	2,251,580
Revere Local School District GO,
School Facilities Improvement, Series A, 5.00%, 12/01/42	3,025,000	3,399,525
School Facilities Improvement, Series A, 5.00%, 12/01/45	2,560,000	2,865,946
Reynoldsburg City School District GO, School Facilities Construction, AGMC Insured, Pre-Refunded, 5.00%, 12/01/32	3,000,000	3,092,250
Riverside Local School District GO, School Construction and Improvement, Refunding, Series A, BAM Insured, 5.00%, 10/01/47	5,000,000	5,595,300
Ross County Hospital Revenue, Facilities, Adena Health System, Assured Guaranty, Pre-Refunded, 5.25%, 12/01/38	15,000,000	15,813,450
Sandusky City School District GO, Classroom Facilities and School Improvement, Series 1, 5.00%, 11/01/50	6,000,000	6,640,920
Sheffield Lake City School District GO,
School Improvement, Pre-Refunded, 5.00%, 12/01/37	7,715,000	8,402,792
School Improvement, Pre-Refunded, 5.00%, 12/01/37	1,920,000	2,093,414
South-Western City School District of Ohio Franklin and Pickaway Counties GO, School Facilities Construction and Improvement, 4.00%, 12/01/42	10,000,000	10,339,700
Springboro Community City School District GO,
Refunding, AGMC Insured, 5.25%, 12/01/27	5,175,000	6,517,033
Refunding, AGMC Insured, 5.25%, 12/01/28	2,000,000	2,535,800

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Ohio (continued)
St. Bernard Income Tax Revenue, Various Purpose, Special Obligations, AGMC Insured, 5.00%, 12/01/43	$3,760,000	$4,195,972
St. Mary’s City School District GO, School Facilities Construction and Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/35	3,500,000	3,608,955
Strongsville City School District GO, School Improvement, 4.00%, 12/01/45	17,515,000	17,903,833
Summit County Port Authority Lease Revenue,
The University of Akron Student Housing Project, 6.00%, 1/01/42	3,420,000	3,879,545
The University of Akron Student Housing Project, Pre-Refunded, 6.00%, 1/01/42	8,160,000	9,500,362
Switzerland of Ohio Local School District GO, Counties Monroe Belmont and Noble, School Improvement, Refunding, 4.00%, 12/01/37	5,500,000	5,775,825
Sylvania City School District GO, School Improvement, Refunding, BAM Insured, 5.00%, 12/01/36	9,700,000	11,102,135
The New Albany Community Authority Community Facilities Revenue,
Refunding, Series C, 5.00%, 10/01/23	1,100,000	1,284,327
Refunding, Series C, 5.00%, 10/01/24	1,250,000	1,458,125
Three Rivers Local School District GO, Refunding, 5.00%, 12/01/39	5,885,000	6,694,423
Toledo City School District GO,
School Facilities Improvement, Pre-Refunded, 5.375%, 12/01/35	4,565,000	4,819,590
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/32	7,830,000	9,089,221
Toledo GO,
Capital Improvement, Refunding, Assured Guaranty, 5.00%, 12/01/29	2,500,000	2,693,375
Various Purpose Improvement, Refunding, AGMC Insured, 5.00%, 12/01/28	3,000,000	3,343,500
Toledo Special Obligation, Industrial Development, Vehicle Storage Project, AMBAC Insured, 5.25%, 12/01/26	1,500,000	1,504,440
Toledo Water System Revenue,
Improvement and Refunding, 5.00%, 11/15/38	19,395,000	21,940,788
Series A, 4.00%, 11/15/36	9,125,000	9,448,755
University of Akron General Receipts Revenue,
Refunding, Series A, 5.00%, 1/01/31	4,365,000	5,030,706
Refunding, Series A, 5.00%, 1/01/36	11,065,000	12,694,321
Refunding, Series A, 5.00%, 1/01/38	13,225,000	15,106,521
Refunding, Series A, BAM Insured, 5.00%, 1/01/34	6,000,000	6,943,740
Series A, AGMC Insured, Pre-Refunded, 5.00%, 1/01/33	5,000,000	5,067,300
Series B, AGMC Insured, Pre-Refunded, 5.00%, 1/01/38	19,000,000	19,255,740
University of Cincinnati General Receipts Revenue,
Refunding, Series F, 5.00%, 6/01/32	5,805,000	6,454,057
Series C, 5.00%, 6/01/39	6,255,000	7,129,261
Series C, AGMC Insured, 5.00%, 6/01/31	775,000	796,739
Series C, AGMC Insured, Pre-Refunded, 5.00%, 6/01/31	7,225,000	7,447,169
Westerville City School District GO, Refunding, XLCA Insured, 5.00%, 12/01/27	3,820,000	4,704,865
Westerville Ohio Special Obligation Non-Tax Revenue, 5.00%, 12/01/30	2,765,000	3,285,235
Willoughby Eastlake City School District GO, School Improvement, 5.00%, 12/01/46	10,000,000	11,433,800
Wyoming City School District GO, School Improvement, 5.00%, 12/01/42	7,250,000	8,259,635
Xenia Community School District GO, School Facilities Construction and Improvement, Refunding, 5.00%, 12/01/40	7,285,000	8,363,908
Youngstown State University General Receipts Revenue,
Assured Guaranty, Pre-Refunded, 5.25%, 12/15/29	4,000,000	4,307,120
Assured Guaranty, Pre-Refunded, 5.50%, 12/15/33	4,225,000	4,567,986

Total Municipal Bonds before Short Term Investments (Cost $1,521,110,589)		1,603,837,659

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value

Short Term Investments (Cost $8,270,000) 0.5%
Municipal Bonds 0.5%
Ohio 0.5%
[b] Ohio State Hospital Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series B, SPA Wells Fargo Bank, Daily VRDN and Put, 0.81%, 1/01/39	$8,270,000	$8,270,000

Total Investments (Cost $1,529,380,589) 99.8%		1,612,107,659
Other Assets, less Liabilities 0.2%		3,784,597

Net Assets 100.0%		$1,615,892,256

See Abbreviations on page 144.

aSecurity purchased on a delayed delivery basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Oregon Tax-Free Income Fund

	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28,
		2017	2016[a]	2015	2014	2013

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.60	$11.89	$12.02	$11.69	$12.58	$12.45

Income from investment operations[b]:

Net investment income[c]	0.19	0.40	0.42	0.46	0.46	0.44

Net realized and unrealized gains (losses)	0.09	(0.29)	(0.12)	0.33	(0.91)	0.13

Total from investment operations	0.28	0.11	0.30	0.79	(0.45)	0.57

Less distributions from net investment income	(0.20)	(0.40)	(0.43)	(0.46)	(0.44)	(0.44)

Net asset value, end of period	$11.68	$11.60	$11.89	$12.02	$11.69	$12.58

Total return[d]	2.40%	0.90%	2.54%	6.88%	(3.50)%	4.64%

Ratios to average net assets[e]

Expenses	0.62%	0.63%	0.63%	0.63%	0.62%	0.62%

Net investment income	3.21%	3.37%	3.55%	3.84%	3.88%	3.53%

Supplemental data

Net assets, end of period (000’s)	$980,936	$962,953	$960,516	$951,107	$924,611	$1,189,801

Portfolio turnover rate	8.92%	16.89%	11.84%	7.87%	8.28%	7.51%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28,
		2017	2016[a]	2015	2014	2013

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.77	$12.06	$12.19	$11.84	$12.74	$12.60

Income from investment operations[b]:

Net investment income[c]	0.16	0.34	0.36	0.40	0.40	0.38

Net realized and unrealized gains (losses)	0.09	(0.30)	(0.13)	0.35	(0.92)	0.13

Total from investment operations	0.25	0.04	0.23	0.75	(0.52)	0.51

Less distributions from net investment income	(0.16)	(0.33)	(0.36)	(0.40)	(0.38)	(0.37)

Net asset value, end of period	$11.86	$11.77	$12.06	$12.19	$11.84	$12.74

Total return[d]	2.17%	0.32%	1.95%	6.38%	(4.07)%	4.08%

Ratios to average net assets[e]

Expenses	1.17%	1.18%	1.18%	1.18%	1.17%	1.17%

Net investment income	2.66%	2.82%	3.00%	3.29%	3.33%	2.98%

Supplemental data

Net assets, end of period (000’s)	$190,382	$197,041	$190,047	$186,572	$188,147	$266,819

Portfolio turnover rate	8.92%	16.89%	11.84%	7.87%	8.28%	7.51%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)

Period Ended August 31, 2017 (unaudited)[a]

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.66

Income from investment operations[b]:

Net investment income[c]	0.03

Net realized and unrealized gains (losses)	0.03

Total from investment operations	0.06

Less distributions from net investment income	(0.03)

Net asset value, end of period	$11.69

Total return[d]	0.52%

Ratios to average net assets[e]

Expenses	0.48%

Net investment income	3.35%

Supplemental data

Net assets, end of period (000’s)	$5

Portfolio turnover rate	8.92%

aFor the period August 1, 2017 (effective date) to August 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28,
		2017	2016[a]	2015	2014	2013

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.61	$11.90	$12.03	$11.70	$12.59	$12.46

Income from investment operations[b]:

Net investment income[c]	0.19	0.41	0.43	0.47	0.47	0.46

Net realized and unrealized gains (losses)	0.09	(0.29)	(0.12)	0.33	(0.90)	0.12

Total from investment operations	0.28	0.12	0.31	0.80	(0.43)	0.58

Less distributions from net investment income	(0.20)	(0.41)	(0.44)	(0.47)	(0.46)	(0.45)

Net asset value, end of period	$11.69	$11.61	$11.90	$12.03	$11.70	$12.59

Total return[d]	2.44%	0.99%	2.64%	6.99%	(3.41)%	4.74%

Ratios to average net assets[e]

Expenses	0.52%	0.53%	0.53%	0.53%	0.52%	0.52%

Net investment income	3.31%	3.47%	3.65%	3.94%	3.98%	3.63%

Supplemental data

Net assets, end of period (000’s)	$110,517	$96,539	$51,607	$50,011	$34,225	$48,678

Portfolio turnover rate	8.92%	16.89%	11.84%	7.87%	8.28%	7.51%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2017 (unaudited)

Franklin Oregon Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 96.5%
Oregon 94.4%
Astoria Hospital Facilities Authority Revenue,
Columbia Memorial Hospital, 5.00%, 8/01/41	$4,250,000	$4,632,032
Columbia Memorial Hospital, 4.00%, 8/01/46	1,750,000	1,751,243
Columbia Memorial Hospital, Refunding, 5.00%, 8/01/28	1,325,000	1,447,483
Beaverton School District GO,
Washington County School District No. 48J, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/31	1,280,000	1,370,650
Washington County School District No. 48J, Assured Guaranty, Pre-Refunded, 5.125%, 6/01/36	1,000,000	1,072,960
Central Lincoln People’s Utility District Electric System Revenue, 5.00%, 12/01/45	2,900,000	3,327,199
Chemeketa Community College District GO,
Marion, Polk, Yamhill and Linn Counties, Pre-Refunded, 5.00%, 6/15/25	1,500,000	1,548,555
Marion, Polk, Yamhill and Linn Counties, Pre-Refunded, 5.00%, 6/15/26	2,615,000	2,699,648
City of Redmond Airport Revenue, 6.25%, 6/01/39	1,010,000	1,060,601
City of Redmond GO, Terminal Expansion Project, 5.00%, 6/01/39	1,000,000	1,062,760
City of Tigard Water System Revenue,
Washington County, 5.00%, 8/01/37	11,050,000	12,640,647
Washington County, 5.00%, 8/01/42	20,915,000	23,967,753
Washington County, 5.00%, 8/01/45	23,545,000	26,906,755
Clackamas Community College District GO,
Convertible Deferred Interest, Series A, zero cpn. to 6/14/20, 5.00% thereafter, 6/15/39	1,000,000	1,030,780
Convertible Deferred Interest, Series A, zero cpn. to 6/15/20, 5.00% thereafter, 6/15/38	760,000	784,753
Convertible Deferred Interest, Series A, zero cpn. to 6/15/20, 5.00% thereafter, 6/15/40	1,250,000	1,285,113
Clackamas County Hospital Facility Authority Revenue, Legacy Health System, Series A, Pre-Refunded, 5.50%, 7/15/35	6,525,000	7,078,124
Clackamas County School District No. 7J Lake Oswego GO, Refunding, AGMC Insured, 5.25%, 6/01/25	3,075,000	3,878,344
Clackamas County School District No. 12 North Clackamas GO,
Capital Appreciation, Series A, zero cpn., 6/15/40	10,000,000	3,928,600
Capital Appreciation, Series A, zero cpn., 6/15/41	17,030,000	6,369,561
Capital Appreciation, Series A, zero cpn., 6/15/42	16,625,000	5,924,485
Series B, 5.00%, 6/15/34	8,000,000	9,732,400
Series B, 5.00%, 6/15/37	10,000,000	12,011,700
Clackamas County School District No. 46 Oregon Trail GO,
Capital Appreciation, Refunding, zero cpn., 6/15/37	12,130,000	6,155,368
Capital Appreciation, Refunding, zero cpn., 6/15/38	12,495,000	6,089,313
Series A, Pre-Refunded, 5.00%, 6/15/28	2,210,000	2,369,982
Series A, Pre-Refunded, 5.00%, 6/15/29	2,655,000	2,847,195
Series A, Pre-Refunded, 5.00%, 6/15/32	6,855,000	7,351,233
Clackamas County School District No. 62C Oregon City GO,
Refunding, MAC Insured, 5.00%, 6/01/29	1,000,000	1,177,800
Refunding, MAC Insured, 5.00%, 6/01/34	1,770,000	2,043,890
Refunding, MAC Insured, 5.00%, 6/01/39	1,250,000	1,427,600
Clackamas River Water Revenue, Clackamas County, 5.00%, 11/01/43	1,970,000	2,253,483
Columbia and Washington Counties School District No. 47J Vernonia GO, Pre-Refunded, 5.00%, 6/15/35	5,175,000	5,744,560
Crook County GO, 5.00%, 6/15/43	2,445,000	2,865,564
Crook County School District GO,
Crook and Deschutes Counties, 5.00%, 6/15/34	4,475,000	5,267,746
Crook and Deschutes Counties, 5.00%, 6/15/37	8,090,000	9,445,641
Deschutes and Jefferson Counties School District No. 2J Redmond GO,
Pre-Refunded, 5.50%, 6/15/34	5,000,000	5,181,150
Series A, NATL Insured, 5.00%, 6/15/21	85,000	85,233

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Deschutes County Hospital Facility Authority Hospital Revenue,
Cascade Healthcare Community Inc., Pre-Refunded, 8.25%, 1/01/38	$20,000,000	$21,898,200
Cascade Healthcare Community Inc., Series B, AMBAC Insured, Pre-Refunded, 5.375%, 1/01/35	7,000,000	7,102,550
St. Charles Health System Inc., Refunding, Series A, 5.00%, 1/01/48	8,440,000	9,365,784
Eugene Electric Utility System Revenue,
Pre-Refunded, 5.00%, 8/01/33	10,060,000	10,437,351
Series A, Pre-Refunded, 5.00%, 8/01/40	6,745,000	7,752,703
Eugene Water Utility System Revenue, Refunding, 5.00%, 8/01/40	4,425,000	4,995,515
Forest Grove Revenue,
Campus Improvement, Pacific University Project, Refunding, Series A, 5.00%, 5/01/36	2,500,000	2,698,875
Student Housing, Oak Tree Foundation Project, Refunding, 4.00%, 3/01/37	3,500,000	3,595,760
Greater Albany School District No. 8J GO, Linn and Benton Counties, 5.00%, 6/15/37	2,375,000	2,861,851
Independence GO,
Full Faith and Credit Obligations, City Hall Project, AGMC Insured, Pre-Refunded, 5.00%, 6/15/35	2,110,000	2,342,227
Full Faith and Credit Obligations, City Hall Project, AGMC Insured, Pre-Refunded, 5.00%, 6/15/40	3,975,000	4,412,488
Jackson County Airport Revenue,
Series A, XLCA Insured, Pre-Refunded, 5.25%, 12/01/27	1,000,000	1,010,440
Series A, XLCA Insured, Pre-Refunded, 5.25%, 12/01/32	1,000,000	1,010,440
Series A, XLCA Insured, Pre-Refunded, 5.25%, 12/01/37	1,475,000	1,490,399
Jackson County School District No. 549C Medford GO,
Pre-Refunded, 5.00%, 6/15/33	3,225,000	3,329,393
Pre-Refunded, 5.00%, 6/15/34	5,000,000	5,161,850
Series B, AGMC Insured, Pre-Refunded, 5.00%, 12/15/32	5,765,000	5,831,932
Jefferson County School District No. 509J GO,
Refunding, 5.00%, 6/15/30	1,000,000	1,180,760
Refunding, 5.00%, 6/15/31	1,410,000	1,662,320
Series B, 5.00%, 6/15/30	2,000,000	2,361,520
Jefferson School District No. 14J GO, Marion and Linn Counties, Series B, 5.00%, 6/15/41	1,795,000	2,127,201
Keizer Special Assessment, Full Faith and Credit, Keizer Station Area A Local ID, 5.20%, 6/01/31	1,965,000	2,022,398
Klamath County School District GO,
5.00%, 6/15/29	1,155,000	1,366,573
5.00%, 6/15/30	1,095,000	1,292,932
5.00%, 6/15/31	1,000,000	1,178,950
Klamath Falls Intercommunity Hospital Authority Revenue, Sky Lakes Medical Center Project, Refunding, 5.00%, 9/01/46	3,625,000	4,070,839
Lake Oswego GO, Clackamas Multnomah and Washington Counties, Full Faith and Credit Obligations, Refunding, Series A, 5.00%, 12/01/31	6,400,000	6,827,968
Lane and Douglas Counties School District No. 28J Fern Ridge GO,
Series A, 5.00%, 6/15/26	1,265,000	1,573,609
Series A, 5.00%, 6/15/30	3,175,000	3,799,586
Series A, 5.00%, 6/15/33	2,115,000	2,505,429
Series A, 5.00%, 6/15/36	2,000,000	2,343,540
Lane County Metropolitan Wastewater Management Commission Revenue, Pre-Refunded, 5.25%, 11/01/28	5,000,000	5,252,950
Medford Hospital Facilities Authority Revenue,
Hospital, Asante Health System, Refunding, AGMC Insured, 5.125%, 8/15/40	25,000,000	26,886,500
Hospital, Asante Health System, Series A, AGMC Insured, 5.00%, 8/15/40	10,050,000	10,743,450
Rogue Valley Manor, Refunding, 5.00%, 10/01/33	1,500,000	1,650,450
Rogue Valley Manor, Refunding, 5.00%, 10/01/42	9,420,000	10,256,213

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Metro Dedicated Tax Revenue,
Oregon Convention Center Hotel Project, 5.00%, 6/15/42	$10,025,000	$11,730,854
Oregon Convention Center Hotel Project, 5.00%, 6/15/47	7,450,000	8,676,493
Multnomah and Clackamas Counties School District No. 10Jt Gresham-Barlow GO, Series B, 5.00%, 6/15/37	7,885,000	9,493,777
Multnomah County David Douglas School District No. 40 GO,
Series B, zero cpn., 6/15/24	1,640,000	1,437,001
Series B, zero cpn., 6/15/25	1,325,000	1,118,592
Series B, zero cpn., 6/15/26	2,585,000	2,102,200
Series B, zero cpn., 6/15/27	2,655,000	2,070,502
Series B, zero cpn., 6/15/28	2,495,000	1,862,867
Series B, zero cpn., 6/15/29	2,595,000	1,853,141
Series B, zero cpn., 6/15/30	1,885,000	1,280,481
Series B, zero cpn., 6/15/31	2,030,000	1,316,252
Series B, zero cpn., 6/15/32	2,000,000	1,240,320
Multnomah County Hospital Facilities Authority Revenue,
Adventist Health System/West, Series A, 5.125%, 9/01/40	6,500,000	6,952,725
Terwilliger Plaza Inc., Refunding, 5.00%, 12/01/29	3,690,000	4,037,487
Terwilliger Plaza Inc., Refunding, 5.00%, 12/01/36	1,350,000	1,498,433
Multnomah County School District No. 1J Portland Public Schools GO, Series B, 3.00%, 6/15/33	8,635,000	8,570,324
Multnomah County School District No. 3 Park Rose GO,
Series A, 5.00%, 6/30/35	2,000,000	2,261,860
Series A, 5.00%, 6/30/36	1,500,000	1,694,610
Multnomah County School District No. 7 Reynolds GO, Refunding, 5.00%, 6/01/35	6,605,000	7,280,361
North Bend School District No. 13 GO, Coos County, AGMC Insured, 5.00%, 6/15/22	55,000	55,147
Oregon Health and Science University Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 7/01/21	9,055,000	8,040,840
Series A, 5.00%, 7/01/42	10,000,000	11,726,900
Series A, Pre-Refunded, 5.875%, 7/01/33	2,500,000	2,724,400
Series A, Pre-Refunded, 5.75%, 7/01/39	13,175,000	14,327,944
Oregon State Department of Administrative Services COP,
Series A, Pre-Refunded, 5.25%, 5/01/39	3,800,000	4,072,498
Series C, 5.00%, 11/01/34	4,435,000	4,782,172
Series C, Pre-Refunded, 5.00%, 11/01/34	3,565,000	3,871,091
Oregon State Department of Administrative Services Lottery Revenue,
Series A, 5.00%, 4/01/28	5,800,000	6,867,084
Series A, 5.00%, 4/01/32	5,000,000	5,873,200
Series A, Pre-Refunded, 5.00%, 4/01/27	17,880,000	19,031,293
Series A, Pre-Refunded, 5.00%, 4/01/28	18,225,000	19,398,508
Series A, Pre-Refunded, 5.00%, 4/01/29	1,750,000	1,862,683
Oregon State Department of Transportation Highway User Tax Revenue,
senior lien, Series A, Pre-Refunded, 5.00%, 11/15/29	3,085,000	3,298,451
senior lien, Series A, Pre-Refunded, 5.00%, 11/15/33	21,530,000	23,019,661
Oregon State Facilities Authority Revenue,
College Housing North West Project, Series A, 4.00%, 10/01/26	1,675,000	1,715,987
College Housing North West Project, Series A, 5.00%, 10/01/36	1,670,000	1,790,691
College Housing North West Project, Series A, 5.00%, 10/01/48	4,000,000	4,229,880
Legacy Health Project, Refunding, Series A, 5.00%, 6/01/46	17,500,000	19,883,325
Legacy Health System, Refunding, Series A, 5.00%, 3/15/30	1,500,000	1,611,030
Lewis and Clark College Project, Refunding, Series A, 5.75%, 10/01/41	30,000,000	34,821,300
Limited College Project, Refunding, Series A, 5.00%, 10/01/31	2,000,000	2,138,860

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Oregon State Facilities Authority Revenue, (continued)
Limited College Project, Refunding, Series A, 5.00%, 10/01/34	$2,975,000	$3,163,466
Limited College Project, Refunding, Series A, 5.25%, 10/01/40	3,750,000	3,995,587
PeaceHealth, Refunding, Series A, 5.00%, 11/01/39	32,790,000	34,404,907
Providence Health and Services, Series C, 5.00%, 10/01/45	4,000,000	4,460,200
Reed College Project, Refunding, Series A, 5.00%, 7/01/29	1,500,000	1,650,060
Reed College Project, Refunding, Series A, 4.75%, 7/01/32	2,000,000	2,171,220
Reed College Project, Refunding, Series A, 5.125%, 7/01/41	10,000,000	10,944,500
Samaritan Health Services, Refunding, Series A, 5.25%, 10/01/40	13,990,000	14,851,224
Samaritan Health Services Project, Refunding, Series A, 5.00%, 10/01/35	1,955,000	2,215,269
Samaritan Health Services Project, Refunding, Series A, 5.00%, 10/01/41	7,800,000	8,728,044
Samaritan Health Services Project, Refunding, Series A, 5.00%, 10/01/46	3,500,000	3,902,010
Student Housing, CHF Ashland LLC, Southern Oregon University Project, Assured Guaranty, 5.00%, 7/01/44	8,910,000	9,804,564
University of Portland Projects, Series A, Pre-Refunded, 5.00%, 4/01/32	8,795,000	9,004,937
Willamette University Projects, Refunding, Series B, 5.00%, 10/01/40	1,950,000	2,250,924
Oregon State GO,
Alternative Energy Project, Series B, Pre-Refunded, 6.00%, 10/01/26	1,680,000	1,772,266
Article XI-G OHSU Project, Series H, 5.00%, 8/01/42	15,000,000	17,922,300
Article XI-Q State Projects, Series A, 5.00%, 5/01/42	10,000,000	11,905,100
Elderly and Disabled Housing, Series A, 6.00%, 8/01/21	95,000	95,371
Elderly and Disabled Housing, Series A, 5.375%, 8/01/28	605,000	607,039
Elderly and Disabled Housing, Series A, 4.70%, 8/01/42	3,050,000	3,058,387
Higher Education, Article XI-F(1), Series M, 5.00%, 8/01/45	3,315,000	3,874,804
Higher Education, Article XI-G, Series O, 5.00%, 8/01/40	7,005,000	8,231,646
Higher Education, Article XI-G University Projects, Refunding, Series L, 5.00%, 8/01/42	8,385,000	10,018,566
State Board of Higher Education, Refunding, Series B, 5.00%, 8/01/38	1,020,000	1,054,874
State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/34	5,000,000	5,187,550
State Board of Higher Education, Series B, Pre-Refunded, 5.00%, 8/01/38	5,000,000	5,187,550
State Board of Higher Education, Series B, Pre-Refunded, 5.00%, 8/01/38	480,000	497,784
Various Projects, Series H, 5.00%, 5/01/36	1,000,000	1,148,940
Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program, Series C, 4.75%, 7/01/42	1,335,000	1,382,379
Oregon State University General Revenue, Series A, 5.00%, 4/01/45	12,500,000	14,245,000
Philomath School District No. 17J Benton and Polk Counties GO, Series B, zero cpn., 6/15/31	1,000,000	668,960
Port of Portland International Airport Revenue,
Series Nineteen, Pre-Refunded, 5.50%, 7/01/38	23,000,000	23,878,830
Series Twenty-Four A, 5.00%, 7/01/47	3,700,000	4,300,843
Series Twenty-Four B, 5.00%, 7/01/47	9,395,000	10,756,148
Portland Community College District GO,
Multomah Washington Yamhill Clackamas and Columbia Counties, Refunding, 5.00%, 6/15/28	2,000,000	2,464,340
Multomah Washington Yamhill Clackamas and Columbia Counties, Refunding, 5.00%, 6/15/29	3,000,000	3,669,570
Portland EDR, Broadway Project, Series A, Pre-Refunded, 6.50%, 4/01/35	5,000,000	5,301,200
Portland GO,
Oregon Convention Center Completion Project, Limited Tax, Capital Appreciation, Series B, zero cpn., 6/01/21	1,000,000	948,510
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/28	7,840,000	8,934,386
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/29	8,330,000	9,482,955
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/30	8,750,000	9,950,762

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Portland River District Urban Renewal and Redevelopment Tax Allocation,
Refunding, Series B, 5.00%, 6/15/22	$1,035,000	$1,196,129
Series C, 5.00%, 6/15/28	1,000,000	1,127,190
Series C, 5.00%, 6/15/30	1,000,000	1,121,400
Portland Sewer System Revenue, second lien, Series A, 5.00%, 3/01/34	25,270,000	27,543,542
Portland Urban Renewal and Redevelopment Tax Allocation,
Interstate Corridor, Series B, 5.00%, 6/15/29	1,000,000	1,113,930
Interstate Corridor, Series B, 5.00%, 6/15/30	1,000,000	1,113,160
Interstate Corridor, Series B, 5.00%, 6/15/31	1,000,000	1,108,910
Lents Town Center, Series B, 5.00%, 6/15/27	2,500,000	2,724,775
Lents Town Center, Series B, 5.00%, 6/15/28	1,175,000	1,278,635
Lents Town Center, Series B, 4.75%, 6/15/29	1,000,000	1,073,000
Lents Town Center, Series B, 5.00%, 6/15/30	1,800,000	1,945,008
North Macadam, Series B, 5.00%, 6/15/29	4,250,000	4,600,752
North Macadam, Series B, 5.00%, 6/15/30	4,725,000	5,105,646
Salem Hospital Facility Authority Revenue,
Salem Health Projects, Refunding, Series A, 5.00%, 5/15/46	31,000,000	34,580,500
Salem Hospital Project, Series A, Pre-Refunded, 5.75%, 8/15/23	10,000,000	10,461,500
Salem-Keizer School District No. 24J GO, Marion and Polk Counties, Series B, zero cpn., 6/15/30	8,500,000	6,072,400
Seaside School District No. 10 GO,
Clatsop County, Series B, 5.00%, 6/15/35	2,000,000	2,389,020
Clatsop County, Series B, 5.00%, 6/15/36	2,500,000	2,979,175
Sherwood GO, Washington County, Full Faith and Credit Obligations, Refunding, AGMC Insured, 5.00%, 6/01/36	4,240,000	4,739,430
Tri-County Metropolitan Transportation District Revenue,
Payroll Tax, senior lien, Series A, 5.00%, 9/01/40	6,000,000	7,027,680
Payroll Tax, senior lien, Series A, 5.00%, 9/01/41	18,650,000	22,101,369
Payroll Tax, senior lien, Series A, Pre-Refunded, 5.00%, 9/01/37	11,000,000	13,052,380
Umatilla County Pendleton School District No. 16R GO, Series A, 5.00%, 6/15/37	4,970,000	5,759,932
University of Oregon General Revenue, Series A, 5.00%, 4/01/45	20,000,000	22,982,200
Washington and Clackamas Counties School District No. 23J GO,
Tigard-Tualatin, 5.00%, 6/15/36	9,400,000	11,273,044
Tigard-Tualatin, 5.00%, 6/15/37	6,000,000	7,178,460
Washington Clackamas and Yamhill Counties School District No. 88J GO, Sherwood, Series B, 5.00%, 6/15/33	2,500,000	3,034,125
Washington Counties School District No. 48J Beaverton GO,
Series B, 5.00%, 6/15/32	10,750,000	12,746,167
Series B, 5.00%, 6/15/33	8,000,000	9,463,280
Series B, 5.00%, 6/15/34	11,000,000	13,004,420
Series D, zero cpn. to 6/15/18, 5.00% thereafter, 6/15/35	10,000,000	11,423,800
Series D, zero cpn. to 6/15/18, 5.00% thereafter, 6/15/36	10,000,000	11,395,900
Washington County School District No. 15 Forest Grove GO,
Series B, zero cpn., 6/15/29	2,545,000	1,838,661
Series B, zero cpn., 6/15/30	2,490,000	1,712,871
Series B, zero cpn., 6/15/31	3,140,000	2,049,823
Woodburn School District No. 103 GO,
Marion County, 5.00%, 6/15/33	2,930,000	3,451,364
Marion County, 5.00%, 6/15/34	3,200,000	3,754,592
Marion County, 5.00%, 6/15/35	2,075,000	2,428,227
Yachats Rural Fire Protection District GO, Lincoln County, AGMC Insured, 5.00%, 6/15/47	1,600,000	1,851,680

		1,209,737,124

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories 2.1%
Guam 0.4%
Guam Government Limited Obligation Revenue,
Section 30, Series A, Pre-Refunded, 5.625%, 12/01/24	$840,000	$927,066
Section 30, Series A, Pre-Refunded, 5.625%, 12/01/29	3,250,000	3,586,862

		4,513,928

Puerto Rico 1.7%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding, 5.625%, 5/15/43	10,000,000	10,075,100
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Sub-Series C-7, NATL Insured, 6.00%, 7/01/28	4,500,000	4,628,610
[a]Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33	9,690,000	5,730,666
[a]Puerto Rico Sales Tax FICO Sales Tax Revenue, Senior, Series C, 5.25%, 8/01/40	2,860,000	1,817,244

		22,251,620

Total U.S. Territories		26,765,548

Total Municipal Bonds before Short Term Investments (Cost $1,166,910,424)		1,236,502,672

Short Term Investments 2.3%
Municipal Bonds 2.3%
Oregon 2.3%
[b]Oregon State Facilities Authority Revenue, Providence Health and Services, Refunding, Series C, Weekly VRDN and Put, 1.79%, (MUNIPSA + 1.00%), 9/15/18	100,000	100,437
[b]Oregon State GO,
Veterans Welfare, Series 86, SPA US Bank National Association, Daily VRDN and Put, 0.79%, 6/01/40.	14,730,000	14,730,000
Veterans Welfare, Series 88B, SPA US Bank National Association, Daily VRDN and Put, 0.79%, 12/01/41	15,100,000	15,100,000

Total Short Term Investments (Cost $29,930,000)		29,930,437

Total Investments (Cost $1,196,840,424) 98.8%		1,266,433,109
Other Assets, less Liabilities 1.2%		15,406,926

Net Assets 100.0%		$1,281,840,035

See Abbreviations on page 144.

aSee Note 6 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Pennsylvania Tax-Free Income Fund

	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28,
		2017	2016[a]	2015	2014	2013

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.12	$10.33	$10.51	$10.17	$10.94	$10.79

Income from investment operations[b]:

Net investment income[c]	0.17	0.39	0.40	0.43	0.42	0.41

Net realized and unrealized gains (losses)	(0.04)	(0.22)	(0.18)	0.34	(0.78)	0.14

Total from investment operations	0.13	0.17	0.22	0.77	(0.36)	0.55

Less distributions from net investment income	(0.19)	(0.38)	(0.40)	(0.43)	(0.41)	(0.40)

Net asset value, end of period	$10.06	$10.12	$10.33	$10.51	$10.17	$10.94

Total return[d]	1.33%	1.62%	2.15%	7.72%	(3.28)%	5.21%

Ratios to average net assets[e]

Expenses	0.64%	0.64%	0.64%	0.64%	0.63%	0.63%

Net investment income	3.43%	3.73%	3.92%	4.15%	4.04%	3.77%

Supplemental data

Net assets, end of period (000’s)	$924,248	$942,320	$965,479	$1,001,684	$981,992	$1,310,224

Portfolio turnover rate	8.11%	10.88%	4.73%	6.04%	7.04%	4.99%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28,
		2017	2016[a]	2015	2014	2013

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.24	$10.45	$10.63	$10.28	$11.06	$10.90

Income from investment operations[b]:

Net investment income[c]	0.15	0.33	0.35	0.38	0.36	0.35

Net realized and unrealized gains (losses)	(0.05)	(0.22)	(0.19)	0.34	(0.79)	0.15

Total from investment operations	0.10	0.11	0.16	0.72	(0.43)	0.50

Less distributions from net investment income	(0.16)	(0.32)	(0.34)	(0.37)	(0.35)	(0.34)

Net asset value, end of period	$10.18	$10.24	$10.45	$10.63	$10.28	$11.06

Total return[d]	1.03%	1.04%	1.56%	7.15%	(3.86)%	4.67%

Ratios to average net assets[e]

Expenses	1.19%	1.19%	1.19%	1.19%	1.18%	1.18%

Net investment income	2.88%	3.18%	3.37%	3.60%	3.49%	3.22%

Supplemental data

Net assets, end of period (000’s)	$271,026	$283,260	$282,541	$279,987	$268,291	$350,937

Portfolio turnover rate	8.11%	10.88%	4.73%	6.04%	7.04%	4.99%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

Period Ended August 31, 2017 (unaudited)[a]

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.06

Income from investment operations[b]:

Net investment income[c]	0.03

Net realized and unrealized gains (losses)	0.01

Total from investment operations	0.04

Less distributions from net investment income	(0.03)

Net asset value, end of period	$10.07

Total return[d]	0.40%

Ratios to average net assets[e]

Expenses	0.49%

Net investment income	3.58%

Supplemental data

Net assets, end of period (000’s)	$5

Portfolio turnover rate	8.11%

aFor the period August 1, 2017 (effective date) to August 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

114	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28,
		2017	2016[a]	2015	2014	2013

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.13	$10.34	$10.52	$10.18	$10.95	$10.80

Income from investment operations[b]:

Net investment income[c]	0.18	0.40	0.41	0.44	0.43	0.42

Net realized and unrealized gains (losses)	(0.04)	(0.22)	(0.18)	0.34	(0.78)	0.15

Total from investment operations	0.14	0.18	0.23	0.78	(0.35)	0.57

Less distributions from net investment income	(0.20)	(0.39)	(0.41)	(0.44)	(0.42)	(0.42)

Net asset value, end of period	$10.07	$10.13	$10.34	$10.52	$10.18	$10.95

Total return[d]	1.38%	1.72%	2.25%	7.82%	(3.18)%	5.31%

Ratios to average net assets[e]

Expenses	0.54%	0.54%	0.54%	0.54%	0.53%	0.53%

Net investment income	3.53%	3.83%	4.02%	4.25%	4.14%	3.87%

Supplemental data

Net assets, end of period (000’s)	$87,428	$85,753	$52,807	$49,301	$42,043	$57,430

Portfolio turnover rate	8.11%	10.88%	4.73%	6.04%	7.04%	4.99%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2017 (unaudited)

Franklin Pennsylvania Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.8%
Pennsylvania 97.5%
Abington School District GO, Montgomery County, Series A, 4.00%, 10/01/42	$12,000,000	$12,799,320
Allegheny County GO,
Refunding, Series C-76, 5.00%, 11/01/41	5,620,000	6,484,412
Series C-61, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/33	5,000,000	5,255,800
Series C-65, 5.375%, 5/01/31	2,160,000	2,447,323
Series C-65, Pre-Refunded, 5.375%, 5/01/31	2,840,000	3,273,469
Allegheny County Higher Education Building Authority University Revenue,
Duquesne University, Pre-Refunded, 5.00%, 3/01/28	3,000,000	3,061,290
Duquesne University, Pre-Refunded, 5.00%, 3/01/33	1,300,000	1,326,559
Duquesne University, Series A, Pre-Refunded, 5.50%, 3/01/31	3,000,000	3,463,620
Robert Morris University, Refunding, 5.00%, 10/15/34	2,555,000	2,728,203
Robert Morris University, Refunding, 5.00%, 10/15/38	2,080,000	2,196,709
Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Medical Center, Series A, 5.625%, 8/15/39	12,000,000	13,018,440
Allegheny County Sanitary Authority Sewer Revenue,
AGMC Insured, 5.00%, 6/01/40	5,000,000	5,489,050
Refunding, AGMC Insured, 4.00%, 12/01/35	2,650,000	2,851,215
Refunding, AGMC Insured, 4.00%, 12/01/36	2,250,000	2,409,615
The Berks County Municipal Authority Revenue, The Reading Hospital and Medical Center Project, Series A, 5.00%, 11/01/44	10,000,000	10,912,100
Bethel Park School District GO, Pre-Refunded, 5.10%, 8/01/33	3,600,000	3,888,144
Bethlehem Area School District GO, AGMC Insured, Pre-Refunded, 5.25%, 1/15/26	6,605,000	7,272,237
Bethlehem GO, Refunding, Series B, AGMC Insured, 6.50%, 12/01/32	4,980,000	5,745,725
Bucks County IDAR, George School Project, 5.00%, 9/15/41	5,000,000	5,608,200
Bucks County Water and Sewer Authority Sewer System Revenue, Refunding, Series A, AGMC Insured, 5.00%, 12/01/35	2,500,000	2,759,475
Bucks County Water and Sewer Authority Water System Revenue, AGMC Insured, 5.00%, 12/01/41	10,000,000	11,182,200
Butler County Hospital Authority Hospital Revenue,
Butler Health System Project, Refunding, Series A, 5.00%, 7/01/39	1,625,000	1,815,076
Butler Health System Project, Series B, Pre-Refunded, 7.25%, 7/01/39	4,500,000	5,002,290
Centennial School District Bucks County GO, Series A, 5.00%, 12/15/37	5,855,000	6,521,299
Central Bradford Progress Authority Revenue, Guthrie Health Issue, Refunding, 5.375%, 12/01/41	3,000,000	3,322,860
Centre County Hospital Authority Revenue, Mount Nittany Medical Center, Refunding, Series A, 5.00%, 11/15/46	6,050,000	6,673,029
Chester County Health and Education Facilities Authority Revenue, Main Line Health System, Refunding, Series A, 5.00%, 10/01/35	2,775,000	3,283,325
Chester County IDA Student Housing Revenue,
University Student Housing LLC Project at West Chester University of Pennsylvania, Series A, 5.00%, 8/01/35	500,000	534,225
University Student Housing LLC Project at West Chester University of Pennsylvania, Series A, 5.00%, 8/01/45	1,500,000	1,582,155
Clarion County IDA Student Housing Revenue, Clarion University Foundation Inc., Student Housing Project at Clarion University, Series A, 5.00%, 7/01/45	2,335,000	2,419,410
Commonwealth Financing Authority Revenue,
Series A, 5.00%, 6/01/34	10,000,000	11,378,600
Series B, 5.00%, 6/01/32	5,000,000	5,446,200
Cumberland County Municipal Authority College Revenue, Dickinson College Project, Assn. of Independent Colleges and Universities of Pennsylvania Financing Program, Series HH1, 5.00%, 11/01/39	1,200,000	1,284,384
Cumberland County Municipal Authority Revenue, Dickinson College Project, 5.00%, 11/01/42	4,500,000	5,026,725

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Dallas Area Municipal Authority University Revenue, Misericordia University Project, Refunding, 5.00%, 5/01/37	$2,500,000	$2,705,325
Dauphin County General Authority Health System Revenue,
Pinnacle Health System Project, Series A, 6.00%, 6/01/36	1,610,000	1,732,215
Pinnacle Health System Project, Series A, 5.00%, 6/01/42	15,590,000	16,891,921
Pinnacle Health System Project, Series A, Pre-Refunded, 6.00%, 6/01/36	8,390,000	9,120,769
Deer Lakes School District GO, Assured Guaranty, Pre-Refunded, 5.50%, 4/01/39	7,500,000	8,035,200
Delaware County Authority Revenue,
Haverford College, Pre-Refunded, 5.00%, 11/15/40.	2,375,000	2,625,966
Haverford College, Refunding, 5.00%, 11/15/40	625,000	676,788
Delaware County Authority University Revenue,
Neumann University, 5.00%, 10/01/25	1,250,000	1,359,463
Neumann University, 5.25%, 10/01/31	1,250,000	1,328,088
Delaware County Regional Water Quality Control Authority Revenue, Sewer, 4.00%, 11/01/36	2,005,000	2,131,335
Delaware County Vocational and Technical School Authority Lease Revenue, Intermediate No. 25 Project, BAM Insured, 5.00%, 11/01/38	1,250,000	1,399,150
East Hempfield Township IDAR,
Student Services Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%, 7/01/45	3,250,000	3,367,520
Student Services Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%, 7/01/47	3,750,000	3,884,700
Erie Parking Authority Parking Facilities Revenue,
Guaranteed, AGMC Insured, Pre-Refunded, 5.125%, 9/01/32	1,100,000	1,233,507
Guaranteed, Refunding, AGMC Insured, 5.125%, 9/01/32	3,150,000	3,464,748
Erie Water Authority Water Revenue,
AGMC Insured, Pre-Refunded, 5.00%, 12/01/43	5,575,000	5,860,217
Refunding, 5.00%, 12/01/43	6,000,000	6,811,200
Refunding, AGMC Insured, 5.00%, 12/01/43	1,425,000	1,483,853
Falls Township Authority Water and Sewer Revenue, Bucks County, Guaranteed, 5.00%, 12/01/41	2,210,000	2,515,533
Franklin County IDAR, The Chambersburg Hospital Project, 5.375%, 7/01/42	10,000,000	10,723,900
Geisinger Authority Revenue, Geisinger Health System, Refunding, Series A, Sub Series A-1, 5.00%, 2/15/45	13,500,000	15,490,170
General Authority of Southcentral Pennsylvania Revenue,
Assn. of Independent Colleges and Universities, Financing Program, York College of Pennsylvania
Project, Series II, 5.75%, 11/01/41.	9,500,000	10,860,495
WellSpan Health Obligated Group, Refunding, Series A, 6.00%, 6/01/25	4,270,000	4,428,374
WellSpan Health Obligated Group, Refunding, Series A, 5.00%, 6/01/44	11,955,000	13,195,809
WellSpan Health Obligated Group, Series A, Pre-Refunded, 6.00%, 6/01/25	5,730,000	5,946,021
Indiana County Hospital Authority Hospital Revenue, Indiana Regional Medical Center, Series A, 6.00%, 6/01/39	1,625,000	1,803,181
Lackawanna County GO,
Refunding, Series B, AGMC Insured, 5.00%, 9/01/30	3,025,000	3,331,191
Refunding, Series B, AGMC Insured, 5.00%, 9/01/35	2,735,000	2,999,201
Series B, AGMC Insured, Pre-Refunded, 5.00%, 9/01/30	5,075,000	5,672,327
Series B, AGMC Insured, Pre-Refunded, 5.00%, 9/01/35	4,765,000	5,325,841
Lancaster County Hospital Authority Revenue, University of Pennsylvania Health System, Refunding, Series B, 5.00%, 8/15/46	4,165,000	4,782,295
Lancaster Parking Authority Parking Revenue,
Guaranteed, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/32	1,700,000	1,716,949
Guaranteed, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/35	2,500,000	2,524,925
Latrobe IDA College Revenue, St. Vincent College Project, 5.00%, 5/01/43	4,120,000	4,379,931

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Lehigh County Authority Water and Sewer Revenue, City of Allentown Concession, Series A, 5.00%, 12/01/43	$5,240,000	$5,876,084
Lehigh County General Purpose Authority Hospital Revenue, Lehigh Valley Health Network, Series B, AGMC Insured, Pre-Refunded, 5.00%, 7/01/35	11,250,000	11,745,787
Lehigh County General Purpose Authority Revenue, Muhlenberg College Project, Pre-Refunded, 5.25%, 2/01/34	1,500,000	1,591,830
Luzerne County IDA Water Facility Revenue, Pennsylvania American Water Co. Water Facilities, Refunding, 5.50%, 12/01/39	10,000,000	10,901,600
Lycoming County Authority Health System Revenue, Susquehanna Health System Project, Refunding, Series A, 5.75%, 7/01/39	25,000,000	26,582,750
Lycoming County Authority Revenue,
AICUP Financing Program, Lycoming College Project, Series MM1, 5.25%, 11/01/38	1,400,000	1,605,352
AICUP Financing Program, Lycoming College Project, Series MM1, 5.25%, 11/01/43	1,495,000	1,705,182
Lycoming County Water and Sewer Authority Revenue, Guaranteed Sewer, AGMC Insured, Pre- Refunded, 5.00%, 11/15/35	5,835,000	6,351,631
Marple Newtown School District GO, Delaware County, AGMC Insured, Pre-Refunded, 5.00%, 6/01/31	11,225,000	12,019,954
McKeesport Municipal Authority Sewer Revenue, 5.75%, 12/15/39	5,000,000	5,329,500
Monroe County Hospital Authority Hospital Revenue, Pocono Medical Center, Series A, Pre-Refunded, 5.00%, 1/01/41	4,000,000	4,654,400
Montgomery County Higher Education and Health Authority Revenue, Arcadia University, 5.625%, 4/01/40	5,750,000	6,098,450
Montgomery County IDA Health System Revenue, Jefferson Health System, Series A, 5.00%, 10/01/41	9,600,000	10,448,160
Montgomery County IDAR,
Foulkeways at Gwynedd Project, Refunding, 5.00%, 12/01/46	2,000,000	2,158,360
New Regional Medical Center Project, Mortgage, FHA Insured, Pre-Refunded, 5.375%, 8/01/38	4,995,000	5,620,174
Northampton County General Purpose Authority College Revenue,
Lafayette College, Pre-Refunded, 5.00%, 11/01/34	20,000,000	20,954,600
Lafayette College, Refunding, 5.00%, 11/01/47	2,500,000	2,899,125
Northampton County General Purpose Authority Hospital Revenue,
St. Luke’s Hospital Project, Series A, Pre-Refunded, 5.50%, 8/15/35	10,000,000	10,438,100
St. Luke’s Hospital Project, Series B, 5.50%, 8/15/33.	2,200,000	2,387,990
St. Luke’s University Health Network Project, Refunding, Series A, 5.00%, 8/15/46	10,000,000	11,134,800
Northampton County General Purpose Authority Revenue, Higher Education, Lehigh University, Series A, Pre-Refunded, 5.00%, 11/15/39.	20,000,000	21,383,800
Northeastern Hospital and Education Authority Revenue, Wilkes University Project, Series A, 5.25%, 3/01/42	2,400,000	2,623,992
Owen J. Roberts School District GO, AGMC Insured, Pre-Refunded, 5.00%, 9/01/36	2,710,000	2,710,000
Pennsylvania State Economic Development Financing Authority Revenue,
UPMC, Series A, 5.00%, 2/01/45	5,000,000	5,556,600
Water Facilities, Aqua Pennsylvania Inc. Project, Series B, 5.00%, 12/01/43	25,000,000	27,586,250
Water Facility, Pennsylvania-American Water Co. Project, 6.20%, 4/01/39	12,000,000	12,910,440
Pennsylvania State GO, Second Series, Pre-Refunded, 5.00%, 4/15/23	10,000,000	10,659,800
Pennsylvania State Higher Educational Facilities Authority Revenue,
AICUP Financing Program, Gwynedd Mercy College Project, Series KK1, 5.375%, 5/01/42	1,800,000	1,893,888
AICUP Financing Program, St. Francis University Project, Series JJ2, 6.25%, 11/01/41	3,840,000	4,168,858
Bryn Mawr College, Refunding, 5.00%, 12/01/44	6,365,000	7,325,669
Drexel University, Series A, NATL Insured, Pre-Refunded, 5.00%, 5/01/37	20,525,000	20,657,386
Edinboro University Foundation, Student Housing Project, Pre-Refunded, 6.00%, 7/01/43	3,500,000	3,982,090
Foundation for Indiana University, Student Housing Project, Refunding, Series B, 5.00%, 7/01/41	1,250,000	1,353,763
La Salle University, Series A, 5.00%, 5/01/37	2,500,000	2,508,725
Philadelphia University, Refunding, 5.00%, 6/01/30	2,295,000	2,300,783

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Higher Educational Facilities Authority Revenue, (continued)
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University of Pennsylvania, 5.00%, 10/01/35	$1,400,000	$1,476,104
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University of Pennsylvania, 6.25%, 10/01/43	7,000,000	7,676,690
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University of Pennsylvania, 5.00%, 10/01/44	2,000,000	2,088,100
St. Joseph’s University, Series A, 5.00%, 11/01/40	15,000,000	16,411,350
Temple University, First Series, 5.00%, 4/01/42	15,000,000	16,684,950
Thomas Jefferson University, Pre-Refunded, 5.00%, 3/01/40	16,980,000	18,647,945
Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/45	7,465,000	8,363,711
The Trustees of the University of Pennsylvania, Series A, 5.00%, 8/15/36	2,750,000	3,286,663
The Trustees of the University of Pennsylvania, Series A, 5.00%, 8/15/46	14,000,000	16,450,700
The Trustees of the University of Pennsylvania, Series A, Pre-Refunded, 5.00%, 9/01/41	25,000,000	28,436,000
University of the Sciences in Philadelphia, 5.00%, 11/01/42	5,000,000	5,509,100
University of the Sciences in Philadelphia, Assured Guaranty, Pre-Refunded, 5.00%, 11/01/32	5,000,000	5,238,650
University of the Sciences in Philadelphia, Series A, 5.00%, 11/01/36	4,250,000	4,808,025
University of Pennsylvania Health System, 5.00%, 8/15/40	6,475,000	7,403,644
University of Pennsylvania Health System, Pre-Refunded, 5.75%, 8/15/41	3,950,000	4,668,308
University of Pennsylvania Health System, Series B, Pre-Refunded, 6.00%, 8/15/26	5,000,000	5,242,450
University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	13,000,000	14,077,180
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue,
University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, 5.00%, 7/01/42	5,500,000	5,705,370
University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, Refunding, Series A, 5.00%, 7/01/35	1,000,000	1,091,510
Pennsylvania State Public School Building Authority College Revenue, Delaware County Community College Project, AGMC Insured, Pre-Refunded, 5.00%, 10/01/32	1,000,000	1,023,870
Pennsylvania State Public School Building Authority Community College Revenue, Community College of Philadelphia Project, Pre-Refunded, 6.00%, 6/15/28	5,000,000	5,327,100
Pennsylvania State Turnpike Commission Turnpike Revenue,
Series C, 5.00%, 12/01/43	10,000,000	11,207,900
Special, Motor License Fund Enhanced Turnpike, Series A, 5.50%, 12/01/41	5,000,000	5,610,800
Subordinate, Series C, Subseries C-1, Assured Guaranty, Pre-Refunded, 6.25%, 6/01/38	5,000,000	5,199,550
Subordinate, Series D, Pre-Refunded, 5.125%, 12/01/40	10,000,000	10,942,400
Subordinated, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/39	17,200,000	18,418,104
Subseries A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/39	2,800,000	2,998,296
Pennsylvania State University Revenue,
5.00%, 3/01/40	1,500,000	1,634,565
Refunding, Series B, 4.00%, 9/01/36	3,460,000	3,744,931
Series A, 5.00%, 9/01/40	10,490,000	12,196,408
Series A, 5.00%, 9/01/41	10,000,000	11,780,600
Series A, 5.00%, 9/01/42	15,750,000	18,750,375
Series A, 5.00%, 9/01/47	10,000,000	11,847,500
Philadelphia Airport Revenue,
Series A, AGMC Insured, 5.00%, 6/15/35	5,000,000	5,468,100
Series A, AGMC Insured, 5.00%, 6/15/40	5,000,000	5,452,400
Philadelphia Authority for IDR,
The Children’s Hospital of Philadelphia Project, Series A, 5.00%, 7/01/42	5,000,000	5,681,700
International Apartments at Temple University, Series A, 5.625%, 6/15/42	4,000,000	4,202,120
Temple University, First Series, 5.00%, 4/01/40	5,000,000	5,679,800

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia Authority for IDR, (continued)
Temple University, Second Series, 5.00%, 4/01/36	$5,000,000	$5,723,550
Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/47	11,150,000	12,605,409
Philadelphia Gas Works Revenue,
1998 General Ordinance, Refunding, Fifteenth Series, 5.00%, 8/01/42	5,000,000	5,763,150
1998 General Ordinance, Refunding, Fifteenth Series, 5.00%, 8/01/47	6,000,000	6,888,300
1998 General Ordinance, Refunding, Fourteenth Series, 5.00%, 10/01/32	2,000,000	2,338,000
Ninth Series, 1998 General Ordinance, 5.25%, 8/01/40	3,490,000	3,835,231
Ninth Series, 1998 General Ordinance, Pre-Refunded, 5.25%, 8/01/40	2,230,000	2,497,734
Twelfth Series B, NATL Insured, ETM, 7.00%, 5/15/20	295,000	323,335
Philadelphia GO,
Refunding, Series A, Assured Guaranty, 5.125%, 8/01/25	4,480,000	4,794,854
Refunding, Series A, Assured Guaranty, 5.25%, 8/01/26	4,460,000	4,788,211
Series A, 5.25%, 7/15/33	5,000,000	5,650,050
Series A, Assured Guaranty, Pre-Refunded, 5.125%, 8/01/25	520,000	561,350
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/26	540,000	584,210
Philadelphia Hospitals and Higher Education Facilities Authority Revenue, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	5,000,000	5,533,250
Philadelphia Housing Authority Capital Fund Program Revenue, Series A, AGMC Insured, 5.00%, 12/01/21	5,000,000	5,068,250
Philadelphia Municipal Authority Lease Revenue,
Pre-Refunded, 6.50%, 4/01/34	3,250,000	3,535,123
Pre-Refunded, 6.50%, 4/01/39	2,500,000	2,719,325
Philadelphia School District GO,
Series E, Pre-Refunded, 6.00%, 9/01/38	4,905,000	5,154,027
Series E, Pre-Refunded, 6.00%, 9/01/38	95,000	99,775
Philadelphia Water and Wastewater Revenue,
Refunding, Series B, 5.00%, 11/01/34	1,200,000	1,427,184
Series A, 5.00%, 7/01/40	10,000,000	11,450,200
Series A, 5.00%, 1/01/41	13,000,000	14,219,790
Series A, 5.00%, 10/01/42	10,000,000	11,548,100
Series A, 5.125%, 1/01/43	5,000,000	5,564,400
Series A, 5.00%, 7/01/45	5,000,000	5,695,000
Series A, 5.00%, 10/01/47	5,000,000	5,746,200
Series A, Pre-Refunded, 5.25%, 1/01/36	3,000,000	3,173,190
Series C, AGMC Insured, 5.00%, 8/01/35	1,620,000	1,768,829
Series C, AGMC Insured, Pre-Refunded, 5.00%, 8/01/35	5,380,000	6,003,972
Pine-Richland School District GO, Allegheny County, Assured Guaranty, 5.00%, 3/01/39	15,130,000	16,434,660
Pocono Mountains Industrial Park Authority Hospital Revenue, St. Luke’s Hospital, Monroe Project, Series A, 5.00%, 8/15/40	5,000,000	5,528,900
Reading GO, AGMC Insured, Pre-Refunded, 6.00%, 11/01/28	2,000,000	2,118,360
Scranton School District GO,
Series A, AGMC Insured, 5.00%, 7/15/38	5,430,000	5,488,861
Series C, AGMC Insured, 5.00%, 7/15/38	5,000,000	5,054,200
Scranton-Lackawanna Health and Welfare Authority Revenue,
University of Scranton, Refunding, 5.00%, 11/01/37	4,000,000	4,492,040
University of Scranton, XLCA Insured, Pre-Refunded, 5.00%, 11/01/37	8,125,000	8,177,406
Snyder County Higher Education Authority University Revenue, Susquehanna University Project, Pre-Refunded, 5.00%, 1/01/38	4,000,000	4,136,560
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital, Series B, Assured Guaranty, Pre-Refunded, 5.375%, 7/01/35	10,000,000	11,174,600

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
State College Area School District GO, 5.00%, 3/15/40	$16,400,000	$18,989,232
State Public School Building Authority Revenue,
Commonwealth of Pennsylvania, School Lease, The School District of Philadelphia Project, Refunding, Series A, AGMC Insured, 5.00%, 6/01/32	7,095,000	8,207,212
Commonwealth of Pennsylvania, School Lease, The School District of Philadelphia Project, Refunding, Series A, AGMC Insured, 5.00%, 6/01/33	3,000,000	3,454,620
State Public School Building Authority School Lease Revenue, The School District of the City of Harrisburg Project, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 11/15/33	5,000,000	5,345,951
Susquehanna Area Regional Airport Authority Airport System Revenue, Series A, 6.50%, 1/01/38	4,000,000	4,059,560
Swarthmore Borough Authority Revenue, Swarthmore College, 5.00%, 9/15/43	1,000,000	1,170,100
Union County Higher Educational Facilities Financing Authority University Revenue, Bucknell University, Series A, 5.00%, 4/01/42	5,000,000	5,642,500
University of Pittsburgh of the Commonwealth System of Higher Education Revenue,
University Capital Project, Series B, Pre-Refunded, 5.00%, 9/15/31	10,000,000	10,633,700
University Capital Project, Series C, Pre-Refunded, 5.00%, 9/15/35	5,000,000	5,415,700
Washington County IDA College Revenue,
Washington and Jefferson College, Refunding, 5.25%, 11/01/30	7,525,000	8,247,776
Washington and Jefferson College, Refunding, 5.00%, 11/01/36	8,470,000	9,152,767
West Mifflin Area School District GO, Allegheny County, AGMC Insured, Pre-Refunded, 5.125%, 4/01/31	1,000,000	1,045,630
Westmoreland County Municipal Authority Revenue, Municipal Service, Refunding, BAM Insured, 5.00%, 8/15/42	7,500,000	8,564,250
Whitehall-Coplay School District GO,
Series A, AGMC Insured, 5.375%, 11/15/34	555,000	590,681
Series A, AGMC Insured, Pre-Refunded, 5.375%, 11/15/34	5,445,000	5,855,934

		1,250,870,833

U.S. Territories 1.3%
Puerto Rico 1.3%
[a]Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	5,000,000	2,957,000
Series TT, 5.00%, 7/01/32	5,100,000	3,016,140
Series XX, 5.25%, 7/01/40	16,020,000	9,474,228
[a]Puerto Rico Sales Tax FICO Sales Tax Revenue, First Subordinate, Series A, 5.375%, 8/01/39	6,000,000	1,560,000

		17,007,368

Total Municipal Bonds before Short Term Investments (Cost $1,205,395,410)		1,267,878,201

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value
Short Term Investments (Cost $1,200,000) 0.1%
Municipal Bonds 0.1%
Pennsylvania 0.1%
[b]Emmaus General Authority Revenue, SPA Wells Fargo Bank, Weekly VRDN and Put, 0.84%, 12/01/28	$1,200,000	$1,200,000

Total Investments (Cost $1,206,595,410) 98.9%		1,269,078,201

Other Assets, less Liabilities 1.1%.		13,628,655

Net Assets 100.0%		$1,282,706,856

See Abbreviations on page 144.

aSee Note 6 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

122	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities

August 31, 2017 (unaudited)

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$931,748,591	$726,593,004	$273,118,030	$1,008,228,133
Value - Unaffiliated issuers	$988,762,037	$752,591,163	$287,166,958	$1,036,030,938
Cash	45,372	1,638,929	36,217	64,379
Receivables:
Capital shares sold	565,492	1,596,118	286,615	2,087,805
Interest.	9,471,466	9,411,918	2,561,346	14,318,495
Other assets	458	350	147	502
Total assets.	998,844,825	765,238,478	290,051,283	1,052,502,119
Liabilities:
Payables:
Investment securities purchased	4,397,001	7,814,269	—	—
Capital shares redeemed	1,958,869	1,321,417	549,889	2,073,427
Management fees	392,115	303,678	129,195	413,780
Distribution fees.	128,991	108,331	47,850	146,501
Transfer agent fees	53,758	53,074	25,272	74,426
Distributions to shareholders	405,408	141,646	145,057	360,756
Accrued expenses and other liabilities	18,804	22,034	19,792	31,836
Total liabilities	7,354,946	9,764,449	917,055	3,100,726
Net assets, at value	$991,489,879	$755,474,029	$289,134,228	$1,049,401,393
Net assets consist of:
Paid-in capital	$991,966,306	$762,216,336	$310,104,145	$1,069,878,174
Undistributed net investment income	1,326,023	301,019	442,790	958,051
Net unrealized appreciation (depreciation)	57,013,446	25,998,159	14,048,928	27,802,805
Accumulated net realized gain (loss)	(58,815,896)	(33,041,485)	(35,461,635)	(49,237,637)
Net assets, at value	$991,489,879	$755,474,029	$289,134,228	$1,049,401,393

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

August 31, 2017 (unaudited)

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Class A:
Net assets, at value	$777,050,343	$558,138,488	$207,528,918	$843,274,023
Shares outstanding	71,636,219	47,872,164	20,112,042	73,170,045
Net asset value per share[a]	$10.85	$11.66	$10.32	$11.52
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.33	$12.18	$10.78	$12.03
Class C:
Net assets, at value	$114,645,007	$111,103,839	$54,130,029	$135,881,477
Shares outstanding	10,397,829	9,418,059	5,204,764	11,609,639
Net asset value and maximum offering price per share[a]	$11.03	$11.80	$10.40	$11.70
Class R6:
Net assets, at value	$5,016	$5,010	$5,007	$5,013
Shares outstanding	461	430	485	434
Net asset value and maximum offering price per share[b]	$10.87	$11.66	$10.31	$11.56
Advisor Class:
Net assets, at value	$99,789,513	$86,226,692	$27,470,274	$70,240,880
Shares outstanding	9,173,039	7,395,759	2,664,001	6,075,049
Net asset value and maximum offering price per share	$10.88	$11.66	$10.31	$11.56

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

b Net asset value and maximum offering price may not recalculate due to rounding of net assets and/or shares outstanding.

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FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

August 31, 2017 (unaudited)

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,030,296,892	$1,529,380,589	$1,196,840,424	$1,206,595,410
Value - Unaffiliated issuers	$1,080,486,223	$1,612,107,659	$1,266,433,109	$1,269,078,201
Cash	47,400	39,892	3,829,909	77,015
Receivables:
Capital shares sold	579,242	1,237,413	1,155,180	491,716
Interest	9,531,784	16,200,588	13,844,927	16,315,013
Other assets	508	750	584	612
Total assets	1,090,645,157	1,629,586,302	1,285,263,709	1,285,962,557
Liabilities:
Payables:
Investment securities purchased	8,059,940	9,857,806	—	—
Capital shares redeemed.	1,626,248	2,366,339	2,350,339	1,975,764
Management fees	425,266	625,950	500,931	501,106
Distribution fees	178,068	274,424	188,484	227,640
Transfer agent fees	103,841	162,811	76,930	108,458
Distributions to shareholders	152,657	319,343	262,210	403,562
Accrued expenses and other liabilities	41,404	87,373	44,780	39,171
Total liabilities.	10,587,424	13,694,046	3,423,674	3,255,701
Net assets, at value	$1,080,057,733	$1,615,892,256	$1,281,840,035	$1,282,706,856
Net assets consist of:
Paid-in capital	$1,040,200,979	$1,565,821,956	$1,283,423,828	$1,310,287,068
Undistributed net investment income	646,681	1,360,334	676,530	1,881,116
Net unrealized appreciation (depreciation)	50,189,331	82,727,070	69,592,685	62,482,791
Accumulated net realized gain (loss)	(10,979,258)	(34,017,104)	(71,853,008)	(91,944,119)
Net assets, at value	$1,080,057,733	$1,615,892,256	$1,281,840,035	$1,282,706,856

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

August 31, 2017 (unaudited)

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Class A:
Net assets, at value	$693,695,174	$1,128,795,867	$980,936,159	$924,247,875
Shares outstanding	55,883,913	88,510,254	83,986,495	91,906,746
Net asset value per share[a]	$12.41	$12.75	$11.68	$10.06
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.96	$13.32	$12.20	$10.51
Class C:
Net assets, at value	$215,716,236	$324,583,286	$190,382,117	$271,025,761
Shares outstanding	17,189,046	25,116,567	16,055,791	26,615,303
Net asset value and maximum offering price per share[a]	$12.55	$12.92	$11.86	$10.18
Class R6:
Net assets, at value	$5,013	$5,014	$5,012	$5,005
Shares outstanding	403	393	429	497
Net asset value and maximum offering price per share[b]	$12.43	$12.76	$11.69	$10.07
Advisor Class:
Net assets, at value	$170,641,310	$162,508,089	$110,516,747	$87,428,215
Shares outstanding	13,731,310	12,730,039	9,450,812	8,682,453
Net asset value and maximum offering price per share	$12.43	$12.77	$11.69	$10.07

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

bNet asset value and maximum offering price may not recalculate due to rounding of net assets and/or shares outstanding.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended August 31, 2017 (unaudited)

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Investment income:
Interest:
Unaffiliated issuers	$19,922,471	$14,598,691	$5,733,493	$19,809,990
Expenses:
Management fees (Note 3a)	2,327,412	1,800,949	793,403	2,493,248
Distribution fees: (Note 3c)
Class A	386,740	278,047	107,834	427,052
Class C	380,138	368,501	188,872	452,191
Transfer agent fees: (Note 3e)
Class A	141,331	123,663	53,472	210,868
Class C	21,382	25,223	14,423	34,367
Advisor Class	17,273	17,711	6,725	16,960
Custodian fees	4,148	3,137	1,309	4,487
Reports to shareholders	18,265	18,874	7,934	29,529
Registration and filing fees	14,961	9,322	6,872	19,633
Professional fees	27,559	35,231	27,536	46,940
Trustees’ fees and expenses	2,411	1,777	810	2,625
Other	32,801	30,577	14,949	46,082
Total expenses	3,374,421	2,713,012	1,224,139	3,783,982
Net investment income	16,548,050	11,885,679	4,509,354	16,026,008
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(16,450,637)	(8,305,940)	(13,728,224)	(25,819,316)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	23,305,180	9,433,896	11,087,622	27,476,478
Net realized and unrealized gain (loss)	6,854,543	1,127,956	(2,640,602)	1,657,162
Net increase (decrease) in net assets resulting from operations	$23,402,593	$13,013,635	$1,868,752	$17,683,170

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended August 31, 2017 (unaudited)

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Investment income:
Interest:
Unaffiliated issuers	$19,384,721	$29,523,825	$24,454,476	$26,543,862
Expenses:
Management fees (Note 3a)	2,567,107	3,726,440	2,973,520	3,029,870
Distribution fees: (Note 3c)
Class A	348,550	564,277	487,211	469,179
Class C	716,516	1,066,212	633,402	902,393
Transfer agent fees: (Note 3e)
Class A	202,158	290,429	194,720	234,002
Class C	63,973	84,465	38,964	69,271
Advisor Class	51,446	39,719	20,794	21,823
Custodian fees	4,708	6,783	5,279	5,563
Reports to shareholders	31,112	44,169	26,550	37,323
Registration and filing fees	17,445	21,688	8,854	10,355
Professional fees	21,853	24,315	34,027	47,598
Trustees’ fees and expenses	2,628	3,927	2,991	3,201
Other	42,839	48,078	43,292	45,249
Total expenses	4,070,335	5,920,502	4,469,604	4,875,827
Net investment income	15,314,386	23,603,323	19,984,872	21,668,035
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	17,860	1,483,265	(15,075,489)	(33,780,414)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	12,940,444	23,030,415	25,126,178	28,622,868
Net realized and unrealized gain (loss)	12,958,304	24,513,680	10,050,689	(5,157,546)
Net increase (decrease) in net assets resulting from operations	$28,272,690	$48,117,003	$30,035,561	$16,510,489

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Arizona Tax-Free Income Fund		Franklin Colorado Tax-Free Income Fund
	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$16,548,050	$34,283,523	$11,885,679	$26,807,717
Net realized gain (loss)	(16,450,637)	(2,425,011)	(8,305,940)	(4,235,549)
Net change in unrealized appreciation (depreciation)	23,305,180	(26,538,485)	9,433,896	(14,628,581)
Net increase (decrease) in net assets resulting from operations	23,402,593	5,320,027	13,013,635	7,943,587
Distributions to shareholders from:
Net investment income:
Class A	(13,570,278)	(27,754,363)	(9,768,149)	(20,966,161)
Class C	(1,696,869)	(3,399,047)	(1,658,590)	(3,588,003)
Class R6	(14)	—	(13)	—
Advisor Class	(1,697,830)	(2,517,420)	(1,430,507)	(2,221,484)
Total distributions to shareholders	(16,964,991)	(33,670,830)	(12,857,259)	(26,775,648)
Capital share transactions: (Note 2)
Class A	2,201,751	(7,095,706)	4,731,238	14,540,649
Class C	(4,520,632)	8,471,828	(4,397,098)	6,939,231
Class R6	5,000	—	5,000	—
Advisor Class	8,444,191	35,343,590	12,651,955	24,526,227
Total capital share transactions	6,130,310	36,719,712	12,991,095	46,006,107
Net increase (decrease) in net assets	12,567,912	8,368,909	13,147,471	27,174,046
Net assets:
Beginning of period	978,921,967	970,553,058	742,326,558	715,152,512
End of period	$991,489,879	$978,921,967	$755,474,029	$742,326,558
Undistributed net investment income included in net assets:
End of period	$1,326,023	$1,742,964	$301,019	$1,272,599

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Connecticut Tax-Free Income Fund		Franklin Michigan Tax-Free Income Fund
	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$4,509,354	$11,031,683	$16,026,008	$36,720,476
Net realized gain (loss)	(13,728,224)	18,221	(25,819,316)	(9,548,801)
Net change in unrealized appreciation (depreciation)	11,087,622	(8,567,551)	27,476,478	(14,769,293)
Net increase (decrease) in net assets resulting from operations	1,868,752	2,482,353	17,683,170	12,402,382
Distributions to shareholders from:
Net investment income:
Class A	(3,685,809)	(8,261,296)	(13,966,633)	(31,200,232)
Class C	(826,352)	(1,857,149)	(1,858,106)	(4,174,362)
Class R6	(14)	—	(13)	—
Advisor Class	(475,511)	(752,290)	(1,151,664)	(1,616,095)
Total distributions to shareholders	(4,987,686)	(10,870,735)	(16,976,416)	(36,990,689)
Capital share transactions: (Note 2)
Class A	(12,934,545)	(24,113,740)	(18,924,779)	(14,936,884)
Class C	(7,076,010)	(4,847,400)	(6,488,919)	20,592
Class R6	5,000	—	5,000	—
Advisor Class	1,487,246	5,543,976	2,520,454	28,771,520
Total capital share transactions	(18,518,309)	(23,417,164)	(22,888,244)	13,855,228
Net increase (decrease) in net assets	(21,637,243)	(31,805,546)	(22,181,490)	(10,733,079)
Net assets:
Beginning of period	310,771,471	342,577,017	1,071,582,883	1,082,315,962
End of period	$289,134,228	$310,771,471	$1,049,401,393	$1,071,582,883
Undistributed net investment income included in net assets:
End of period	$442,790	$921,122	$958,051	$1,908,459

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Minnesota Tax-Free Income Fund		Franklin Ohio Tax-Free Income Fund
	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$15,314,386	$31,547,709	$23,603,323	$50,152,446
Net realized gain (loss)	17,860	148,317	1,483,265	3,543,771
Net change in unrealized appreciation (depreciation)	12,940,444	(32,958,290)	23,030,415	(48,565,678)
Net increase (decrease) in net assets resulting from operations	28,272,690	(1,262,264)	48,117,003	5,130,539
Distributions to shareholders from:
Net investment income:
Class A	(10,046,563)	(21,864,587)	(17,171,216)	(38,215,219)
Class C	(2,540,130)	(5,442,955)	(4,030,512)	(8,697,787)
Class R6	(12)	—	(13)	—
Advisor Class	(2,639,759)	(4,322,349)	(2,414,226)	(3,359,379)
Total distributions to shareholders	(15,226,464)	(31,629,891)	(23,615,967)	(50,272,385)
Capital share transactions: (Note 2)
Class A	(9,639,772)	(14,505,341)	(9,010,307)	(32,847,434)
Class C	(10,383,206)	12,283,388	(11,023,294)	17,312,799
Class R6	5,000	—	5,000	—
Advisor Class	(987,848)	52,327,393	16,546,246	66,393,085
Total capital share transactions	(21,005,826)	50,105,440	(3,482,355)	50,858,450
Net increase (decrease) in net assets	(7,959,600)	17,213,285	21,018,681	5,716,604
Net assets:
Beginning of period	1,088,017,333	1,070,804,048	1,594,873,575	1,589,156,971
End of period	$1,080,057,733	$1,088,017,333	$1,615,892,256	$1,594,873,575
Undistributed net investment income included in net assets:
End of period	$646,681	$558,759	$1,360,334	$1,372,978

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Oregon Tax-Free Income Fund		Franklin Pennsylvania Tax-Free Income Fund
	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017	Six Months Ended August 31, 2017 (unaudited)	Year Ended February 28, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$19,984,872	$41,154,735	$21,668,035	$48,256,944
Net realized gain (loss)	(15,075,489)	(4,282,919)	(33,780,414)	(5,382,806)
Net change in unrealized appreciation (depreciation)	25,126,178	(29,228,138)	28,622,868	(23,695,785)
Net increase (decrease) in net assets resulting from operations	30,035,561	7,643,678	16,510,489	19,178,353
Distributions to shareholders from:
Net investment income:
Class A	(16,333,297)	(33,229,698)	(17,885,215)	(35,941,849)
Class C	(2,690,857)	(5,480,046)	(4,466,284)	(8,844,832)
Class R6	(13)	—	(15)	—
Advisor Class	(1,786,450)	(2,253,961)	(1,706,227)	(2,398,738)
Total distributions to shareholders	(20,810,617)	(40,963,705)	(24,057,741)	(47,185,419)
Capital share transactions: (Note 2)
Class A	10,980,710	28,510,410	(12,593,838)	(2,589,605)
Class C	(8,116,118)	12,176,238	(10,662,309)	6,619,909
Class R6	5,000	—	5,000	—
Advisor Class	13,212,445	46,995,666	2,172,625	34,481,884
Total capital share transactions	16,082,037	87,682,314	(21,078,522)	38,512,188
Net increase (decrease) in net assets	25,306,981	54,362,287	(28,625,774)	10,505,122
Net assets:
Beginning of period	1,256,533,054	1,202,170,767	1,311,332,630	1,300,827,508
End of period	$1,281,840,035	$1,256,533,054	$1,282,706,856	$1,311,332,630
Undistributed net investment income included in net assets:
End of period	$676,530	$1,502,275	$1,881,116	$4,270,822

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FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-two separate funds, eight of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer four classes of shares: Class A, Class C, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. Effective August 1, 2017, the Funds began offering a new class of shares, Class R6.

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b.  Securities Purchased on a When-Issued or Delayed Delivery Basis

Certain or all Funds purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

c.  Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2017, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At August 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Arizona Tax-Free Income Fund		Franklin Colorado Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2017
Shares sold	4,214,576	$45,468,275	3,056,227	$35,542,562
Shares issued in reinvestment of distributions	1,074,118	11,600,030	776,745	9,035,650
Shares redeemed	(5,087,066)	(54,866,554)	(3,426,955)	(39,846,974)

Net increase (decrease)	201,628	$2,201,751	406,017	$4,731,238

Year ended February 28, 2017
Shares sold	9,237,877	$102,364,427	7,242,713	$86,248,755
Shares issued in reinvestment of distributions	2,125,764	23,459,688	1,627,285	19,343,269
Shares redeemed	(12,132,210)	(132,919,821)	(7,727,443)	(91,051,375)

Net increase (decrease)	(768,569)	$(7,095,706)	1,142,555	$14,540,649

Class C Shares:
Six Months ended August 31, 2017
Shares sold	642,971	$7,050,923	376,164	$4,426,548
Shares issued in reinvestment of distributions	141,923	1,557,736	133,966	1,576,438
Shares redeemed	(1,197,064)	(13,129,291)	(883,867)	(10,400,084)

Net increase (decrease)	(412,170)	$(4,520,632)	(373,737)	$(4,397,098)

Year ended February 28, 2017
Shares sold	2,365,215	$26,698,263	1,681,407	$20,327,936
Shares issued in reinvestment of distributions	272,122	3,049,633	281,326	3,381,970
Shares redeemed	(1,909,414)	(21,276,068)	(1,402,403)	(16,770,675)

Net increase (decrease)	727,923	$8,471,828	560,330	$6,939,231

Class R6 Shares:
Six Months ended August 31, 2017[a]
Shares sold	461	$5,000	430	$5,000

Advisor Class Shares:
Six Months ended August 31, 2017
Shares sold	1,888,898	$20,452,565	1,762,025	$20,496,870
Shares issued in reinvestment of distributions	121,007	1,310,591	114,053	1,326,854
Shares redeemed	(1,230,144)	(13,318,965)	(789,018)	(9,171,769)

Net increase (decrease)	779,761	$8,444,191	1,087,060	$12,651,955

Year ended February 28, 2017
Shares sold	4,756,945	$52,442,293	3,276,844	$38,742,143
Shares issued in reinvestment of distributions	164,917	1,820,725	168,230	1,996,514
Shares redeemed	(1,723,987)	(18,919,428)	(1,373,600)	(16,212,430)

Net increase (decrease)	3,197,875	$35,343,590	2,071,474	$24,526,227

aFor the period August 1, 2017 (effective date) to August 31, 2017.

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2. Shares of Beneficial Interest (continued)

	Franklin Connecticut Tax-Free Income Fund		Franklin Michigan Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2017
Shares sold	731,671	$7,561,119	2,235,733	$25,680,958
Shares issued in reinvestment of distributions	289,804	2,992,930	1,040,056	11,950,000
Shares redeemed	(2,274,789)	(23,488,594)	(4,925,155)	(56,555,737)

Net increase (decrease)	(1,253,314)	$(12,934,545)	(1,649,366)	$(18,924,779)

Year ended February 28, 2017
Shares sold	1,622,002	$17,341,618	6,459,022	$76,066,528
Shares issued in reinvestment of distributions	637,140	6,791,610	2,251,666	26,484,885
Shares redeemed	(4,555,924)	(48,246,968)	(10,035,981)	(117,488,297)

Net increase (decrease)	(2,296,782)	$(24,113,740)	(1,325,293)	$(14,936,884)

Class C Shares:
Six Months ended August 31, 2017
Shares sold	93,023	$970,073	541,195	$6,307,142
Shares issued in reinvestment of distributions	66,773	695,172	142,496	1,662,645
Shares redeemed	(839,498)	(8,741,255)	(1,239,552)	(14,458,706)

Net increase (decrease)	(679,702)	$(7,076,010)	(555,861)	$(6,488,919)

Year ended February 28, 2017
Shares sold	488,307	$5,280,801	1,762,233	$21,071,556
Shares issued in reinvestment of distributions	141,126	1,515,449	308,143	3,678,444
Shares redeemed	(1,086,835)	(11,643,650)	(2,076,800)	(24,729,408)

Net increase (decrease)	(457,402)	$(4,847,400)	(6,424)	$20,592

Class R6 Shares:
Six Months ended August 31, 2017[a]
Shares sold	485	$5,000	434	$5,000

Advisor Class Shares:
Six Months ended August 31, 2017
Shares sold	555,748	$5,742,418	1,178,513	$13,577,672
Shares issued in reinvestment of distributions	31,829	328,534	90,920	1,048,141
Shares redeemed	(443,986)	(4,583,706)	(1,052,085)	(12,105,359)

Net increase (decrease)	143,591	$1,487,246	217,348	$2,520,454

Year ended February 28, 2017
Shares sold	1,126,599	$11,865,928	3,745,258	$43,561,070
Shares issued in reinvestment of distributions	44,211	470,164	119,547	1,407,210
Shares redeemed	(639,735)	(6,792,116)	(1,380,497)	(16,196,760)

Net increase (decrease)	531,075	$5,543,976	2,484,308	$28,771,520

aFor the period August 1, 2017 (effective date) to August 31, 2017.

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	Franklin Minnesota Tax-Free Income Fund		Franklin Ohio Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2017
Shares sold	3,227,502	$39,828,534	4,099,079	$51,894,588
Shares issued in reinvestment of distributions	755,506	9,331,031	1,239,562	15,703,655
Shares redeemed	(4,764,716)	(58,799,337)	(6,058,468)	(76,608,550)

Net increase (decrease)	(781,708)	$(9,639,772)	(719,827)	$(9,010,307)

Year ended February 28, 2017
Shares sold	8,156,603	$102,076,942	10,587,873	$136,479,455
Shares issued in reinvestment of distributions	1,626,236	20,344,858	2,720,099	34,929,118
Shares redeemed	(10,998,862)	(136,927,141)	(16,026,550)	(204,256,007)

Net increase (decrease)	(1,216,023)	$(14,505,341)	(2,718,578)	$(32,847,434)

Class C Shares:
Six Months ended August 31, 2017
Shares sold	768,302	$9,583,051	1,144,488	$14,681,739
Shares issued in reinvestment of distributions	192,086	2,397,966	293,600	3,768,380
Shares redeemed	(1,792,724)	(22,364,223)	(2,300,225)	(29,473,413)

Net increase (decrease)	(832,336)	$(10,383,206)	(862,137)	$(11,023,294)

Year ended February 28, 2017
Shares sold	3,399,245	$43,148,979	4,055,318	$53,011,032
Shares issued in reinvestment of distributions	402,154	5,082,798	618,103	8,036,545
Shares redeemed	(2,851,451)	(35,948,389)	(3,384,895)	(43,734,778)

Net increase (decrease)	949,948	$12,283,388	1,288,526	$17,312,799

Class R6 Shares:
Six Months ended August 31, 2017[a]
Shares sold	403	$5,000	393	$5,000

Advisor Class Shares:
Six Months ended August 31, 2017
Shares sold	2,616,799	$32,322,872	2,269,831	$28,729,644
Shares issued in reinvestment of distributions	205,232	2,537,662	171,854	2,179,869
Shares redeemed	(2,897,171)	(35,848,382)	(1,134,756)	(14,363,267)

Net increase (decrease)	(75,140)	$(987,848)	1,306,929	$16,546,246

Year ended February 28, 2017
Shares sold	7,033,639	$87,704,285	6,898,103	$87,905,592
Shares issued in reinvestment of distributions	327,395	4,094,145	221,234	2,833,912
Shares redeemed	(3,178,413)	(39,471,037)	(1,914,258)	(24,346,419)

Net increase (decrease)	4,182,621	$52,327,393	5,205,079	$66,393,085

aFor the period August 1, 2017 (effective date) to August 31, 2017.

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2. Shares of Beneficial Interest (continued)

	Franklin Oregon Tax-Free Income Fund		Franklin Pennsylvania Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2017
Shares sold	5,275,325	$61,316,242	3,611,850	$36,349,947
Shares issued in reinvestment of distributions	1,281,465	14,902,759	1,584,407	15,941,785
Shares redeemed	(5,616,174)	(65,238,291)	(6,448,712)	(64,885,570)

Net increase (decrease)	940,616	$10,980,710	(1,252,455)	$(12,593,838)

Year ended February 28, 2017
Shares sold	13,156,595	$156,419,128	10,758,583	$110,974,434
Shares issued in reinvestment of distributions	2,541,956	30,150,645	3,111,483	32,062,824
Shares redeemed	(13,416,469)	(158,059,363)	(14,204,397)	(145,626,863)

Net increase (decrease)	2,282,082	$28,510,410	(334,331)	$(2,589,605)

Class C Shares:
Six Months ended August 31, 2017
Shares sold	989,619	$11,671,961	1,024,336	$10,436,253
Shares issued in reinvestment of distributions	216,399	2,555,057	392,780	3,999,821
Shares redeemed	(1,892,001)	(22,343,136)	(2,463,324)	(25,098,383)

Net increase (decrease)	(685,983)	$(8,116,118)	(1,046,208)	$(10,662,309)

Year ended February 28, 2017
Shares sold	3,068,701	$37,077,563	3,576,800	$37,364,636
Shares issued in reinvestment of distributions	428,575	5,157,276	750,267	7,823,427
Shares redeemed	(2,508,529)	(30,058,601)	(3,706,894)	(38,568,154)

Net increase (decrease)	988,747	$12,176,238	620,173	$6,619,909

Class R6 Shares:
Six Months ended August 31, 2017[a]
Shares sold	429	$5,000	497	$5,000

Advisor Class Shares:
Six Months ended August 31, 2017
Shares sold	2,099,656	$24,431,971	1,385,102	$13,959,175
Shares issued in reinvestment of distributions	143,314	1,669,003	144,483	1,455,406
Shares redeemed	(1,108,233)	(12,888,529)	(1,314,308)	(13,241,956)

Net increase (decrease)	1,134,737	$13,212,445	215,277	$2,172,625

Year ended February 28, 2017
Shares sold	5,383,920	$63,458,721	4,468,007	$45,826,070
Shares issued in reinvestment of distributions	174,059	2,061,686	192,811	1,986,481
Shares redeemed	(1,577,190)	(18,524,741)	(1,302,399)	(13,330,667)

Net increase (decrease)	3,980,789	$46,995,666	3,358,419	$34,481,884

aFor the period August 1, 2017 (effective date) to August 31, 2017.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the period ended August 31, 2017, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
0.472%	0.480%	0.527%	0.469%

Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
0.468%	0.462%	0.466%	0.464%

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate.

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3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$83,506	$67,256	$14,494	$66,919
CDSC retained	$15,785	$917	$2,162	$13,029

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$80,614	$101,691	$163,373	$93,353
CDSC retained	$2,492	$13,725	$9,851	$1,874

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended August 31, 2017, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Transfer agent fees	$55,149	$48,983	$25,226	$109,952

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	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Transfer agent fees	$93,435	$127,178	$78,948	$123,809

f. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the period ended August 31, 2017, were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund	Franklin Minnesota Tax-Free Income Fund
Purchases	$10,000,000	$2,200,000	$42,800,000	$12,270,000
Sales	$12,800,000	$—	$48,600,000	$6,870,000

	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Purchases	$14,100,000	$21,000,000	$14,400,000
Sales	$16,900,000	$22,600,000	$19,400,000

4.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At February 28, 2017, the capital loss carryforwards were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Capital loss carryforwards subject to expiration:
2018	$—	$2,700,288	$—	$—
2019	—	1,448,482	—	—
Capital loss carryforwards not subject to expiration:
Short term	13,125,300	13,203,249	7,078,540	11,645,731
Long term	28,447,793	6,519,028	13,842,041	11,441,115

Total capital loss carryforwards	$41,573,093	$23,871,047	$20,920,581	$23,086,846

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4.  Income Taxes (continued)

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Capital loss carryforwards subject to expiration:
2018	$286,131	$—	$—	$3,499,532
Capital loss carryforwards not subject to expiration:
Short term	7,440,612	17,100,578	17,383,130	11,013,011
Long term	3,270,375	15,281,468	39,344,343	40,129,291

Total capital loss carryforwards	$10,997,118	$32,382,046	$56,727,473	$54,641,834

At August 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Cost of investments	$932,405,524	$727,426,775	$273,931,075	$1,008,510,912

Unrealized appreciation	$57,570,175	$44,301,223	$14,655,243	$46,272,218
Unrealized depreciation	(1,213,662)	(19,136,835)	(1,419,360)	(18,752,192)

Net unrealized appreciation (depreciation)	$56,356,513	$25,164,388	$13,235,883	$27,520,026

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Cost of investments	$1,030,101,603	$1,532,348,141	$1,196,882,336	$1,210,198,666

Unrealized appreciation	$51,903,832	$84,678,785	$75,432,249	$79,163,891
Unrealized depreciation	(1,519,212)	(4,919,267)	(5,881,476)	(20,284,356)

Net unrealized appreciation (depreciation)	$50,384,620	$79,759,518	$69,550,773	$58,879,535

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts, bond workout expenditures and wash sales.

5.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended August 31, 2017, were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Purchases	$40,835,039	$62,131,303	$5,951,320	$87,325,608
Sales	$37,569,980	$64,039,695	$26,354,932	$93,685,726

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Purchases	$24,120,603	$107,491,392	$110,257,649	$103,661,621
Sales	$36,333,400	$111,612,404	$119,660,658	$117,621,116

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6.  Defaulted Securities

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments. At August 31, 2017, the aggregate value of these securities was as follows:

	Value	Percentage of Net Assets
Franklin Colorado Tax-Free Income Fund	$13,641,498	1.8%
Franklin Michigan Tax-Free Income Fund	6,500,000	0.6%
Franklin Oregon Tax-Free Income Fund	7,547,910	0.6%
Franklin Pennsylvania Tax-Free Income Fund	17,007,368	1.3%

7.  Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended August 31, 2017, the Funds did not use the Global Credit Facility.

9.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9.  Fair Value Measurements (continued)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At August 31, 2017, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

10.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

11.  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.	ID	Improvement District
AMBAC	American Municipal Bond Assurance Corp.	IDA	Industrial Development Authority/Agency
BAM	Build America Mutual Assurance Co.	IDAR	Industrial Development Authority Revenue
BHAC	Berkshire Hathaway Assurance Corp.	IDR	Industrial Development Revenue
CDA	Community Development Authority/Agency	ISD	Independent School District
COP	Certificate of Participation	LOC	Letter of Credit
CSD	Central School District	MAC	Municipal Assistance Corp.
EDA	Economic Development Authority	MBS	Mortgage-Backed Security
EDC	Economic Development Corp.	MFHR	Multi-Family Housing Revenue
EDR	Economic Development Revenue	MUNIPSA	SIFMA Municipal Swap Index
ETM	Escrow to Maturity	NATL	National Public Financial Guarantee Corp.
FHA	Federal Housing Authority/Agency	PCC	Pollution Control Corp.
FICO	Financing Corp.	PCR	Pollution Control Revenue
GNMA	Government National Mortgage Association	RDA	Redevelopment Agency/Authority
GO	General Obligation	SFM	Single Family Mortgage
HDA	Housing Development Authority/Agency	SFMR	Single Family Mortgage Revenue
HDC	Housing Development Corp.	SPA	Standby Purchase Agreement
HFA	Housing Finance Authority/Agency	USD	Unified/Union School District
HFAR	Housing Finance Authority Revenue	XLCA	XL Capital Assurance

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FRANKLIN TAX-FREE TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter

Franklin Tax-Free Trust

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	TF3 S 10/17

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment

Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date October 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date October 26, 2017

By	/s/ Gaston Gardey
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date October 26, 2017